UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMC ENTERTAINMENT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2024

DEAR STOCKHOLDERS:
We cordially invite you to attend the Annual Meeting of Stockholders of AMC Entertainment Holdings, Inc. (the “Company”) which will be held on June 5, 2024, at 1:00 p.m. (Central Time) at the AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 (the “Annual Meeting”), for the following purposes:
1.
To approve an amendment to our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to declassify our Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation (“Proposal 1”).

2(a).
If Proposal 1 is approved, to elect to our Board of Directors the following nominees for terms expiring at the 2025 Annual Meeting: Mr. Adam M. Aron, Ms. Denise M. Clark, Ms. Sonia Jain, Mr. Howard W. “Hawk” Koch, Jr., Mr. Philip Lader, Mr. Gary F. Locke, Ms. Kathleen M. Pawlus, Ms. Keri S. Putnam, Dr. Anthony J. Saich, and Mr. Adam J. Sussman (“Proposal 2a”).

2(b).
If Proposal 1 is not approved, to elect to our Board of Directors the following nominees for terms expiring at the 2027 Annual Meeting: Mr. Philip Lader, Mr. Gary F. Locke, and Mr. Adam J. Sussman (“Proposal 2b”).

3.
To approve an amendment to our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent (“Proposal 3”).

4.
To approve an amendment to our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings (“Proposal 4”).

5.
To approve an amendment to our Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers (“Proposal 5”).

6.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024 (“Proposal 6”).

7.
To conduct a non-binding advisory vote to approve the compensation of named executive officers (“Proposal 7”).

8.
To approve our 2024 Equity Incentive Plan (“Proposal 8”).

9.
To approve one or more adjournments of the Annual Meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes to adopt the foregoing proposals (“Proposal 9”).

These items of business (collectively, the “Proposals”) are more fully described in the Proxy Statement accompanying this notice.
Our Board has fixed the close of business on April 11, 2024, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof.
Only registered stockholders and persons holding proxies from registered stockholders may attend the meeting. If your shares are registered in your name, you should bring your proxy card and a proper form of identification such as your driver’s license to the meeting. If your shares are held in the name of a broker, trust, bank, or other nominee, you will need to bring a proxy or letter from that broker, trust, bank, or other nominee that confirms you are the beneficial owner of those shares and a proper form of identification.
Although we currently intend to hold the Annual Meeting in person, we may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates regarding the Annual Meeting by issuing a press release and filing the press release as definitive additional soliciting material with the Securities and Exchange Commission (the “SEC”). We encourage you to regularly check these resources prior to the Annual Meeting if you plan to attend. While we value your participation, stockholders are strongly encouraged to vote by proxy as the preferred means of fully and safely exercising their rights. Further, we request that individuals who are experiencing a fever, cough, difficulty breathing, or cold/flu-like symptoms refrain from attending the Annual Meeting in person.
We plan to provide a listen-only webcast of the Annual Meeting for those who are unable to attend in person. The webcast will be accessible through the Investor Relations section of our website at www.investor.amctheatres.com. Stockholders and interested parties should go to the website at least 15 minutes before the Annual Meeting time to register and/or download any necessary audio software. While the webcast will provide an opportunity to listen to the proceedings, it will not be considered attendance at the meeting, and you will not be able to vote via the webcast.
Important Notice Regarding the Availability of Proxy Materials for Stockholder Meeting to be held on June 5, 2024. Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent stockholders the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). In accordance with the SEC notice and access rule, the Notice allows us to provide our stockholders with the information they need to vote through various means, while reducing the costs and environmental impact of printing and delivering proxy materials. The Notice is not a proxy and cannot be used to authorize a proxy to vote your shares. The Notice, which was mailed on or around April 24, 2024, also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. If you receive a Notice this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice. The Proxy Statement and our 2023 Annual Report may be accessed at www.envisionreports.com/amc and www.investor.amctheatres.com. As discussed in the Proxy Statement, certain stockholders were sent a full set of printed proxy materials or an email with instructions on how to access the proxy materials electronically, based on their previously indicated delivery preferences.
Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you may own, we urge you to vote your shares over the Internet, as provided in the Notice and the Proxy Statement. If you already received or if you request proxy materials by mail, you may vote over the Internet or sign, date and mail the proxy card you receive in the envelope provided or vote via the toll-free telephone number set forth on the proxy card. Please also indicate when voting your shares over the Internet or via the toll-free number or on your proxy card whether you plan to attend the Annual Meeting. You may revoke your proxy and vote your shares in person in accordance with the procedures described in the Proxy Statement.
If you have any questions regarding the accompanying proxy statement or how to vote your shares, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION TO
ATTEND THE ANNUAL MEETING OF STOCKHOLDERS
One AMC Way 11500 Ash Street, Leawood, KS 66211	By Order of the Board of Directors, Senior Vice President, General Counsel and Secretary
April 24, 2024

AMC ENTERTAINMENT HOLDINGS, INC.

PROXY SUMMARY

This summary highlights selected information and does not contain all the information that you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting.
2024 ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	1:00 p.m. (Central Time), June 5, 2024
Place:	AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211
Record Date:	April 11, 2024
Voting:	As of the record date, holders of our Class A common stock are entitled to one vote per share.
Voting Recommendations
Agenda Item			Board Vote Recommendation

Proposal 1:
Amendment of our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to declassify our Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation
FOR
Proposal 2(a): If Proposal 1 is approved, to elect to our Board of Directors the following nominees for terms expiring at the 2025 Annual Meeting:			FOR Each Director Nominee
Mr. Adam M. Aron Mr. Howard W. “Hawk” Koch, Jr. Ms. Kathleen M. Pawlus Mr. Adam J. Sussman	Ms. Denise M. Clark Mr. Philip Lader Ms. Keri S. Putnam	Ms. Sonia Jain Mr. Gary F. Locke Dr. Anthony J. Saich
Proposal 2(b): If Proposal 1 is not approved, to elect to our Board of Directors the following nominees for terms expiring at the 2027 Annual Meeting:			FOR Each Director Nominee
Mr. Philip Lader	Mr. Gary F. Locke	Mr. Adam J. Sussman
Proposal 3: Amendment of our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent			FOR
Proposal 4: Amendment of our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings			FOR
Proposal 5: Amendment of our Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers			FOR
Proposal 6: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024			FOR
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Agenda Item	Board Vote Recommendation
Proposal 7: Non-binding advisory vote to approve the compensation of named executive officers (“Say-On-Pay”)	FOR
Proposal 8: Approval of our 2024 Equity Incentive Plan.	FOR
Proposal 9: Adjournment of the Annual Meeting, if necessary, to permit further solicitation of proxies	FOR
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GENERAL INFORMATION

This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AMC Entertainment Holdings, Inc., a Delaware corporation (“we,” “us,” the “Company” or “AMC”), for use at the 2024 Annual Meeting of Stockholders of the Company, to be held on June 5, 2024, at 1:00 p.m. (Central Time), or any adjournment or postponement thereof, at the AMC Theatre Support Center located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 (the “Annual Meeting”).
Although we currently intend to hold the Annual Meeting in person, we may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates regarding the Annual Meeting by issuing a press release and filing the press release as definitive additional soliciting material with the Securities and Exchange Commission (the “SEC”). We encourage you to regularly check these resources prior to the Annual Meeting if you plan to attend.
We plan to provide a listen-only webcast of the Annual Meeting. The webcast will be accessible through the Investor Relations section of our website at www.investor.amctheatres.com. Stockholders and interested parties should go to the website at least 15 minutes before the Annual Meeting time to register and/or download any necessary audio software. While the webcast will provide an opportunity to listen to the proceedings, it will not be considered attendance at the meeting, and you will not be able to vote via the webcast.
Important Notice Regarding the Availability of Proxy Materials
for Stockholder Meeting to be held on June 5, 2024.
Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent stockholders the Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 5, 2024, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). In accordance with the SEC notice and access rule, the Notice allows us to provide our stockholders with the information they need to vote through various means, while reducing the costs and environmental impact of printing and delivering proxy materials. The Notice is not a proxy and cannot be used to authorize a proxy to vote your shares. The Notice, which was mailed on or around April 24, 2024, also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. If you receive a Notice this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice. The Proxy Statement and our 2023 Annual Report may be accessed at www.envisionreports.com/amc and www.investor.amctheatres.com. As discussed in the Proxy Statement, certain stockholders were sent a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically, based on their previously indicated delivery preferences.
This proxy statement and the accompanying proxy are first being made available to stockholders beginning on or about April 24, 2024. The costs of this proxy solicitation will be borne by the Company, which maintains its principal executive offices at One AMC Way, 11500 Ash Street, Leawood, KS 66211.
If you have any questions regarding the proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
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VOTING AT THE ANNUAL MEETING

The only outstanding voting securities of the Company are its shares of Class A common stock (the “Common Stock”). Only stockholders of record of our Common Stock at the close of business on April 11, 2024 (the “Record Date”), the date selected as the record date by our Board, are entitled to vote at the Annual Meeting. On the Record Date, there were 276,388,250 shares of Common Stock outstanding. The holders of our Common Stock are entitled to one vote per share.
The Proxy and Voting
Pursuant to rules promulgated by the SEC, we are making this Proxy Statement and 2023 Annual Report available to stockholders electronically via the Internet. On or around April 24, 2024, we sent our stockholders of record on the Record Date the Notice, which provides information regarding accessing the proxy materials for the Annual Meeting and voting via the Internet. Some stockholders have previously requested to receive either a full set of printed proxy materials or an email with instructions on how to access the proxy materials electronically. Stockholders that have not submitted a specific delivery preference were sent the Notice. If you would like to change the way you receive materials in the future, please follow the instructions on the Notice you received. The Proxy Statement and our 2023 Annual Report may be accessed at www.envisionreports.com/amc and www.investor.amctheatres.com.
Registered holders are stockholders who hold their shares directly with the Company and have their names and addresses recorded in the Company’s share registry, which is maintained by our transfer agent, Computershare. Registered stockholders can vote by proxy in any of the following three ways, each of which is valid under Delaware law. If you are a registered holder and would like to receive a full printed set of proxy materials, please follow the instructions on the Notice.
•
By Internet: Access our Internet voting site at www.envisionreports.com/amc or scan the QR code on the Notice or your proxy card and follow the instructions on the screen prior to 11:59 p.m., Eastern Time, on June 4, 2024.

•
By Telephone: After receiving the full set of printed proxy materials, using a touch-tone telephone, call toll-free at 1-800-652-8683 and follow the voice instructions, prior to 11:59 p.m., Eastern Time, on June 4, 2024.

•
By Mail: After receiving the full set of printed proxy materials, mark, sign, date, and return the proxy or voting instruction form in the enclosed envelope so it is received before the Annual Meeting.

Beneficial owners are stockholders who hold their shares through a brokerage account, bank, or other record holder. You also may have heard the term “held in street name” when describing stock ownership. When you buy securities through a brokerage firm, most firms will automatically put your securities into “street name.” This means your brokerage firm will hold your securities in its name or another nominee and not in your name, but your brokerage firm will keep records showing you as the real or “beneficial owner.” Under the rules of the New York Stock Exchange (“NYSE”), member stockbrokers who hold shares of Common Stock in their name for customers are required to obtain directions from their customers on how to vote the shares. NYSE rules permit brokers to vote shares on certain proposals when they have not received any directions. The staff of the NYSE, prior to the Annual Meeting, informs brokers of those proposals on which they are entitled to vote the undirected shares.
Under rules of the NYSE, brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. Proposals 1, 2(a) or 2(b), as applicable, 3, 4, 5, 7, and 8 are considered “non-routine,” which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. Proposals 6 and 9, however, are considered “routine” items, which means that brokerage firms may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions.
If you are the beneficial owner of your shares, you should have received a Notice, a full set of printed proxy materials with a voting instruction form, or an email copy of the proxy materials with instructions on how to vote from your broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instruction form provided by your broker or other nominee to instruct your broker on how to vote your shares; in most instances you may vote by Internet, telephone or by mail.
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Beneficial stockholders who wish to attend the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other record holder that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our proxy solicitor at AMCattend@dfking.com. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.
Proxies provided by telephone or over the Internet or by mailed proxy card by stockholders of record, unless revoked, will be voted at the Annual Meeting as directed by you, or, in the absence of such direction, as the Board recommends for the Proposals at the Annual Meeting. A stockholder submitting a proxy by telephone or over the Internet or by mailed proxy card may revoke such proxy at any time before it is used by giving written notice of revocation to the Secretary of the Company, by delivering to the Secretary of the Company a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.
If you have any questions about how to vote your shares, you may contact our proxy solicitor at:
D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Call Toll-Free: (800) 859-8511
Banks and Brokers Call: (212) 269-5550
AMC@dfking.com
Other Matters
As of the date of this proxy statement, we do not know of any other matter to be raised at the meeting. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxies will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement as well.
Voting Requirement to Approve each of the Proposals
•
Proposal 1: Amendment of our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to declassify our Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation requires approval of a majority of the outstanding shares of Common Stock. Our Board recommends a vote “for” this proposal.

•
Proposal 2(a): Election of directors requires a plurality of the votes cast, which means that the ten nominees for director receiving the highest number of votes FOR election will be elected as directors. Our Board recommends a vote “for” the election of each nominee.

•
Proposal 2(b): Election of directors requires a plurality of the votes cast, which means that the three nominees for director receiving the highest number of votes FOR election will be elected as directors. Our Board recommends a vote “for” the election of each nominee.

•
Proposal 3: Amendment of our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent requires approval of a majority of the outstanding shares of Common Stock. Our Board recommends a vote “for” this proposal.

•
Proposal 4: Amendment of our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings requires approval of a majority of the outstanding shares of Common Stock. Our Board recommends a vote “for” this proposal.

•
Proposal 5: Amendment of our Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers requires approval of a majority of the outstanding shares of Common Stock. Our Board recommends a vote “for” this proposal.

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•
Proposal 6: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires approval by a majority of the votes cast with respect to this matter. Our Board recommends a vote “for” this proposal.

•
Proposal 7: Non-binding advisory vote on compensation of named executive officers (the “Say-On-Pay Vote”) requires approval by a majority of the votes cast with respect to this matter. Our Board recommends a vote “for” this proposal. The vote on Proposal 7 is a non-binding advisory vote.

•
Proposal 8: Approval of our 2024 Equity Incentive Plan requires approval by a majority of the votes cast with respect to this matter. Our Board recommends a vote “for” this proposal.

•
Proposal 9: Adjournment of the Annual Meeting, if necessary, to permit further solicitation of proxies requires approval by a majority of the votes cast with respect to this matter. Our Board recommends a vote “for” this proposal.

How Votes Are Counted
A quorum is required to transact business at our Annual Meeting. Stockholders of record holding shares of Common Stock constituting one-third of the shares issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. If you have returned valid proxy instructions or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced at the meeting. As of the close of business on April 11, 2024, the record date for the Annual Meeting, there were 276,388,250 shares of Common Stock issued and outstanding, held by 14,992 registered holders. Thus, the holders of at least 92,129,417 shares of Common Stock must be present in person or represented by proxy at the Annual Meeting to constitute a quorum.
Abstentions will be treated as shares present and entitled to vote for purposes of determining a quorum. However, abstentions will not be considered votes cast on any matter requiring the affirmative vote of a majority or other proportion of the votes cast. Accordingly, abstentions with respect to Proposals 6, 7, 8, and 9 will have no impact on the voting results for such proposals. Abstentions with respect to Proposals 1, 3, 4, and 5, which require the affirmative vote of a majority of the shares outstanding, will have the same effect as a vote against such proposals. Because a plurality of the votes cast is required for Proposal 2(a) or 2(b), as applicable, abstentions and withheld votes will have no effect on such proposals.
Under the rules of the NYSE, brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. Proposals 1, 2(a) or 2(b), as applicable, 3, 4, 5, 7, and 8 are considered “non-routine,” which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. Proposals 6 and 9, however, are considered “routine” items, which means that brokerage firms may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions. Broker non-votes will be considered as represented for purposes of determining a quorum. Broker non-votes will have the same effect as a vote against Proposals 1, 3, 4, and 5, and will have no effect on the vote on Proposals 2(a) or 2(b), as applicable, 6, 7, 8, and 9.
Although Proposal 7 is a non-binding advisory vote, our Board will review the results and will take them into account in making determinations concerning executive compensation.
Proxy Solicitation
The Company is soliciting proxies for use at the Annual Meeting by means of the proxy materials. When stockholders vote over the Internet, by telephone, or when proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendation of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.
The Company will pay for the Annual Meeting, including the cost of mailing the Notice, paper copies of our proxy materials as requested by stockholders, and any supplemental materials. Directors, officers, and employees of the Company
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may, either in person, by telephone or otherwise, solicit proxies. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. The Company has engaged D.F. King & Co., Inc., to assist in the solicitation of proxies for the Annual Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. AMC will pay D.F. King & Co., Inc., a fee of $15,000. AMC will also reimburse D.F. King & Co., Inc., for reasonable out-of-pocket costs and other agreed-upon expenses and will indemnify D.F. King & Co., Inc., and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our shares for their reasonable expenses in forwarding the Notice, paper copies of our proxy materials as requested by beneficial owners, and other soliciting materials to the beneficial owners.
If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all your shares are voted.
INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and Annual Report are available at
www.envisionreports.com/amc and www.investor.amctheatres.com.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.
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DIRECTORS OF THE COMPANY

Our business and affairs are managed by our Board, which currently consists of the following ten members: Adam M. Aron, Denise M. Clark, Sonia Jain, Howard W. “Hawk” Koch, Jr., Philip Lader, Gary F. Locke, Kathleen M. Pawlus, Keri S. Putnam, Anthony J. Saich, and Adam J. Sussman. Mr. Aron serves as our Chairman and Chief Executive Officer (“CEO”). Mr. Lader serves as our Lead Independent Director.
Pursuant to our Certificate of Incorporation, our Board is currently divided into three classes. The members of each class serve for a staggered, three-year term. Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. The classes are composed as follows:
•
Mr. Lader, Mr. Locke, and Mr. Sussman are Class I directors, whose terms will expire at the 2024 annual meeting of stockholders;

•
Mr. Aron, Mr. Koch, Ms. Pawlus, and Dr. Saich are Class II directors, whose terms will expire at the 2025 annual meeting of stockholders; and

•
Ms. Clark, Ms. Jain, and Ms. Putnam are Class III directors, whose terms will expire at the 2026 annual meeting of stockholders.

The Board has proposed an amendment to the Certificate of Incorporation to be voted on at the Annual Meeting that would declassify the Board such that all directors would serve in a single class serving a one-year term. In addition, the proposed amendment would shorten the terms of all currently serving directors to expire at the Annual Meeting.
Board Characteristics Summary

Independence
1
90%
Independent
9
Independent
Non-independent
Tenure
1
4
6yrs
Avg Tenure
5
< 5
5 - 10
10 +
Age
1
4
2
65yrs
Avg Age
3
40-49
50-59
60-69
70-79
Gender
4
40%
Female
6
Female
Male
Racial/Ethnic Diversity
2
20%
Non-White
8
Non-White
White

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PROPOSAL 1
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD AND MAKE CERTAIN OTHER IMMATERIAL CHANGES

Proposed Amendment
We are submitting for stockholder approval an amendment to our Certificate of Incorporation to immediately declassify the Board and make certain other immaterial changes. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendments to (i) Article II of the Certificate of Incorporation to update the Company’s registered office in the State of Delaware and its registered agent, (ii) Article V to immediately declassify the Board, (iii) Article IV to remove references to the previously eliminated Class B Common Stock and other unnecessary sections affected by the same, (iv) Section C of Article VI to remove the corporate book and stockholder meeting locations, (v) remove Article VIII in its entirety as unnecessary because Dalian Wanda Group Co., Ltd. (“Wanda”) is no longer a significant stockholder of the Company, (vi) remove Article X in its entirety as unnecessary because all defined terms are located in provisions which are being removed from the Certificate of Incorporation, and (vii) other such conforming changes, such as updating cross-references, which are necessary in connection with the other changes reflected in the Amendment (amendments (i) and (iii) through (vii) above, the “Immaterial Changes” and together with the amendment (ii) above, the “Proposal 1 Amendments”)).
The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the Proposal 1 Amendments which are attached to this Proxy Statement as Appendix B and incorporated into this Proxy Statement by reference. We urge you to carefully read the Proposal 1 Amendments set forth in Appendix B because this summary may not contain all the information about the amendments that are important to you. If this proposal is approved, the Proposal 1 Amendments will become effective upon filing with the Secretary of State of Delaware, which is expected to occur promptly following the stockholder vote.
A similar proposal was submitted at the 2023 Annual Meeting where it received the support of approximately 84% of the shares present and voting. However, the proposal failed to pass due to insufficient stockholder participation to obtain the required majority of shares outstanding. Given the overwhelming support for the prior proposal, the Board decided to resubmit the proposal at the 2024 Annual Meeting.
Background and Reason for the Recommendation
Declassification
The Board is currently divided into three classes, with the members of each class serving for a staggered, three-year term. If the Proposal 1 Amendments are adopted, all directors will stand for election on an annual basis, beginning immediately at the 2024 Annual Meeting. Each elected director will serve a one-year term expiring at the following annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification, or removal.
The Board considered factors that favor continuing with a classified board structure, as well as factors that favor adopting a declassified board structure. After weighing the various factors, the Board determined that it would be in the best interests of the Company and our stockholders to amend the Certificate of Incorporation to declassify the Board.
A classified board structure has a number of advantages. It allows a majority of the board to remain in place from year to year, which promotes continuity and stability and encourages the board to plan for long-term goals. Further, at any one time, approximately two-thirds of the elected board has experience with the business and operations of the company it manages.
The Board also recognizes that a classified board structure can be viewed as diminishing a board’s accountability to stockholders, because such structure does not enable stockholders to express a view on each director’s performance by means
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of an annual vote. Annual voting allows stockholders to express their views on the individual performance of each director and on the entire board of directors more frequently than with a classified board structure, which provides stockholders with a more active role in shaping and implementing corporate governance policies. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. Public companies with classified boards also face increased scrutiny from proxy advisory firms.
Immaterial Changes
As all shares of Class B Common Stock have been converted into Common Stock and eliminated and as Wanda is no longer a significant stockholder of the Company, the Immaterial Changes set forth in the provisions related to those matters are no longer relevant or have any purpose. The updates to the Company’s registered office and registered agent are administrative in nature.
Accordingly, the Board has unanimously approved, subject to stockholder approval, the Proposal 1 Amendments attached as Appendix B hereto to immediately declassify the Board and make the Immaterial Changes described above. Conforming changes will also be necessary to our Bylaws and have been approved by the Board, subject to stockholder approval of the Proposal 1 Amendments. We plan to file with the SEC our Fifth Amended and Restated Bylaws, reflecting changes that will become effective if Proposals No. 1, 3, and 4 of this Proxy Statement are approved by our stockholders. Such Fifth Amended and Restated Bylaws will only reflect those Proposals which are approved by the stockholders at the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve the Proposal 1 Amendments. If this proposal is approved, the Board will immediately be declassified and stockholders will vote to elect ten directors to hold office for a one-year term expiring at the Company’s 2025 annual meeting, as described in Proposal 2(a). If this proposal is not approved, the Board will remain classified and stockholders will vote to elect three individuals to be elected as Class I directors to hold three-year terms expiring at the Company’s 2027 annual meeting, as described in Proposal 2(b) and the Immaterial Changes will not be made.
Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to immediately declassify the Board and make certain other immaterial changes.
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PROPOSAL 2(a) OR 2(b)
ELECTION OF DIRECTORS

At the Annual Meeting, depending upon the outcome of the vote on Proposal 1, stockholders will either (i) vote to elect ten unclassified directors to hold a one-year term of office from the date of their election until the Company’s 2025 annual meeting and until their successors are duly elected and qualified or (ii) vote to elect three individuals to be elected as Class I directors to hold a three-year term of office from the date of their election until the Company’s 2027 annual meeting and until their successors are duly elected and qualified.
If Proposal 1 is approved, stockholders will vote on Proposal 2(a) at the Annual Meeting. Pursuant to Proposal 2(a), ten individuals are to be elected as unclassified directors to hold a one-year term of office from the date of their election until the Company’s 2025 annual meeting and until their successors are duly elected and qualified. Under Proposal 2(a), the ten nominees for election as directors are: Adam M. Aron, Denise M. Clark, Sonia Jain, Howard W. “Hawk” Koch, Jr., Philip Lader, Gary F. Locke, Kathleen M. Pawlus, Keri S. Putnam, Anthony J. Saich, and Adam J. Sussman.
If Proposal 1 is not approved, stockholders will vote on Proposal 2(b) at the Annual Meeting. Pursuant to Proposal 2(b), three individuals are to be elected as Class I directors to hold a three-year term of office from the date of their election until the Company’s 2027 annual meeting and until their successors are duly elected and qualified. Under Proposal 2(b), the three nominees for election as Class I directors are: Philip Lader, Gary F. Locke, and Adam J. Sussman.
The Nominating and Corporate Governance Committee and the Board believe that the nominees under either Proposal 2(a) or Proposal 2(b) have the requisite qualifications to oversee our business. Set forth below, you will find certain information for each of the directors, which we believe demonstrates the directors’ qualifications to serve on the Board.
Regardless of whether voting on Proposal 2(a) or Proposal 2(b), the Board recommends a vote “FOR” each of the nominees.
Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the past five years, and the experience, qualifications, attributes, and skills that caused the Board to determine that the person should be nominated for election as a director at the Annual Meeting. The following information is as of April 11, 2024.
Nominees for Election as Directors
Mr. Adam M. Aron

Mr. Aron, 69, has served as Chief Executive Officer, President, and a director of the Company since January 2016, and as Chairman of the Board since July 2021. From February 2015 to December 2015, Mr. Aron was Chief Executive Officer of Starwood Hotels and Resorts Worldwide, Inc. and served on its board of directors from 2006 to 2015. Since 2006, Mr. Aron has also served as Chairman and Chief Executive Officer of World Leisure Partners, Inc., which he founded and which serves as a personal consultancy for matters related to travel and tourism, high-end real estate development, and professional sports. Mr. Aron served as Chief Executive Officer and Co-Owner of the Philadelphia 76ers from 2011 to 2013 and remained an investor in the team through early 2023. From 2006 to 2015, Mr. Aron served as Senior Operating Partner of Apollo Management L.P., a leading private equity investor. During the past ten years, Mr. Aron has previously served on the board of directors of Norwegian Cruise Line Holdings, Ltd., Centricus Acquisitions Corp., Prestige Cruise Holdings, Inc., and HBSE, which is a private company that owns the NHL’s New Jersey Devils and the NBA’s Philadelphia 76ers. Mr. Aron received a Master of Business Administration degree with distinction from the Harvard Business School and a Bachelor of Arts degree cum laude from Harvard College. Mr. Aron brings to the Board significant business and executive leadership experience, including valuable insight into consumer services. In a variety of industries, he has more than 30 years of experience as a Chief Executive Officer, more than 35 years of experience as a corporate director, and more than 45 years of consumer-engagement experience.
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Ms. Denise M. Clark

Ms. Clark, 66, has served as a director of the Company since January 2023. Ms. Clark is a global information technology executive with experience leading technical groups for multiple companies. Ms. Clark served as Senior Vice President and Global Chief Information Officer for The Estée Lauder Companies Inc. from November 2012 until her retirement in March 2017. Prior to that role, Ms. Clark served as Senior Vice President and Chief Information Officer for Hasbro Inc. from October 2007 to November 2012. Ms. Clark also served at Mattel, Inc., where she was Global Chief Technology Officer and later Chief Information Officer for the Fisher Price brand between January 2000 and February 2007. Ms. Clark’s previous experience also includes positions at Warner Music Group and Apple Inc. Ms. Clark has been a member of the board of directors of United Natural Foods, Inc. (UNFI) since 2013, where she is currently the chair of the nominating and governance committee. She previously served as a director of Six Flags Entertainment Corporation from March 2021 to August 2022 and Caesars Entertainment Corporation, including as chair of its compensation committee from October 2018 to May 2020. Ms. Clark also serves on the board of directors of Best Friends Animal Society, a national non-profit organization. Ms. Clark holds a B.S. in Sociology from the University of Missouri and an MBA from San Jose State University. Ms. Clark is a veteran of the United States Navy. Ms. Clark brings extensive public company executive experience to the Board, with particular expertise in information technology, strategic planning, and transformative business initiatives.
Ms. Sonia Jain

Ms. Jain, 44, has served as a director of the Company since March 2024. Ms. Jain has served as Chief Financial Officer of Cars.com Inc. since October 2022, a position she also held from July 2020 to April 2022. Ms. Jain was Chief Financial Officer of Convoy Inc. from April 2022 to September 2022. Prior to her initial tenure at Cars.com Inc., Ms. Jain served as Chief Financial Officer of Redbox Automated Retail LLC from September 2016 to June 2020. Ms. Jain holds a B.S. in Electrical Engineering from Princeton University, an M.S. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology, and an M.B.A. from Harvard Business School. Ms. Jain brings to the Board extensive financial and accounting experience, including as a chief financial officer of a publicly traded company.
Mr. Howard W. “Hawk” Koch, Jr.

Mr. Koch, 78, has served as a director of the Company since October 2014. Mr. Koch is a veteran movie producer and principal at The Koch Company, the former president of the Academy of Motion Picture Arts and Sciences (“AMPAS”), and former President of the Producers Guild of America. Mr. Koch serves on the board of Cast and Crew LLC. Mr. Koch previously served on the Board of Directors of the Motion Picture & Television Fund from 2005 through 2022, the Board of Governors of AMPAS from 2004 to 2013, and the Board of Directors of the Producers Guild of America from 1999 to 2020. Mr. Koch has been intimately involved with the making of over 60 major motion pictures, among them such films as “Source Code”, “Fracture”, “Primal Fear”, “Marathon Man,” “Chinatown,” “Wayne’s World,” “Peggy Sue Got Married,” “The Idolmaker,” “Heaven Can Wait,” “The Way We Were” and “Rosemary’s Baby.” Mr. Koch continues to develop and produce movies. Mr. Koch has over 50 years of experience in the motion picture industry and provides our Board with a unique insight into the production of movies that are exhibited on our screens.
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Mr. Philip Lader

Mr. Lader, 78, has served as a director of the Company since June 2019 and as Lead Independent Director since July 2021. Mr. Lader is a Senior Advisor to Morgan Stanley Institutional Securities as well as a partner emeritus with the law firm of Nelson Mullins Riley & Scarborough LLP. He is also the former U.S. Ambassador to the Court of St. James’s and Chairperson of WPP plc. Mr. Lader served in President Clinton’s Cabinet as Administrator of the US Small Business Administration, White House Deputy Chief of Staff, Assistant to the President, and Deputy Director of the Office of Management & Budget. Previously, he was Executive Vice President of Sir James Goldsmith’s US holdings and President of Sea Pines Company, universities in South Carolina and Australia, and Business Executives for National Security. He previously served as a trustee and Investment Committee Chairperson of RAND Corporation. Also, Mr. Lader currently serves on several foundations, as well as a member of the boards of several privately held companies, the investment committees of Morgan Stanley’s Global Infrastructure and Real Estate Funds, and the Council on Foreign Relations. He currently or has previously served on the boards of Lloyds of London, Marathon Oil, AES, WPP plc, Songbird (Canary Wharf), Rusal Corporations, the British Museum, American Red Cross, Smithsonian Museum of American History, St. Paul’s Cathedral Foundation, Atlantic Council, and several banks and universities. He is the founder and co-host of Renaissance Weekends. Mr. Lader’s education includes Duke, Michigan, Oxford, and Harvard Law School, and he has been awarded honorary doctorates by 14 universities. He is an Honorary Fellow of Oxford University’s Pembroke College and London Business School and Honorary Bencher of Middle Temple (British Inns of Court). He was awarded the Benjamin Franklin Medal by The Royal Society for Arts, Manufactures & Commerce for his contributions to trans-Atlantic relations. Mr. Lader brings vast experience in business, government, and law to the Board.
Mr. Gary F. Locke

Mr. Locke, 74, has served as a director of the Company since February 2016. Mr. Locke is a trade consultant and has owned Locke Global Strategies, LLC since 2014. Mr. Locke has served as a senior advisor to Dorsey & Whitney LLP since November 2023 and served as the interim President of Bellevue College from June 2020 until July 2023. Mr. Locke was the first Chinese American to be elected as a U.S. Governor when the voters of Washington elected him in 1996 and re-elected him in 2000. During his administration, he strengthened economic ties between China and Washington State. Mr. Locke served as U.S. Commerce Secretary from 2009-2011, where he led the effort to implement President Obama’s National Export Initiative to double American exports in five years. He served as America’s 10th Ambassador to China from 2011-2014. During his service he opened markets for made-in-USA goods and services and reduced wait times for visa interviews of Chinese applicants from 100 days to three days. Mr. Locke has served as a member of the board of directors of nLight, Inc. since August 2017. Mr. Locke served on the boards of directors of Fortinet, Inc. from September 2015 until June 2020, and Port Blakely Tree Farms from August 2019 until June 2022. He attended Yale University, graduating with a bachelor’s degree in political science and received his law degree from Boston University. Mr. Locke brings to the Board a global and valuable business perspective due to his extensive role in politics and experience as an Ambassador to China.
Ms. Kathleen M. Pawlus

Ms. Pawlus, 63, has served as a director of the Company since December 2014. Ms. Pawlus, a retired partner of Ernst and Young, LLP (“EY”), served as the Global Assurance Chief Financial Officer and Chief Operating Officer from 2012 to 2014. EY’s Assurance practice is the largest of EY’s four service lines and includes its Audit Practice, Fraud, Investigation and Dispute Services Practice, Climate Change and Sustainability Services Practice and its Financial Accounting Advisory Services Practice. From 2006 to 2012, Ms. Pawlus served as EY’s Americas Vice Chairperson and Chief Financial Officer, Global PBFA Function Leader and US Firm Vice Chairperson and Chief Financial Officer responsible for finance, IT operations, treasury, purchasing and facilities. Ms. Pawlus served on EY’s U.S. Executive Board from 2006 to 2012. Ms. Pawlus earned her Bachelor of Science degree from Indiana University and was a Certified Public Accountant from 1982 through 2021. Ms. Pawlus brings to the Board extensive financial, accounting, operational and management experience in various capacities with more than 30 years of experience.
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Ms. Keri S. Putnam

Ms. Putnam, 58, has served as a director of the Company since January 2023. Ms. Putnam is a creative producer, strategic advisor, and senior media executive who has supported, developed, and produced bold original content throughout her career. In 2022, Ms. Putnam founded Putnam Pictures to produce film and television content from creators with distinct and adventurous vision. Ms. Putnam served as CEO of the Sundance Institute from April 2010 until September 2021. Ms. Putnam’s previous experience includes serving as President of Production at Miramax Films, a division of the Walt Disney Company, and Executive Vice President at HBO, where she helped launch the Picturehouse theatrical label in partnership with Fine Line Features. Ms. Putnam serves as a non-voting independent director of the privately held independent production company PICTURESTART. She is also on the advisory board of Topic Media and Brooklyn College’s Feirstein School. Ms. Putnam co-founded and serves on the leadership council of ReFrame, a leading organization advocating for diversity in media. Ms. Putnam is a member of the Academy of Motion Pictures Arts and Sciences, an A.D. White Professor-at-Large at Cornell University, a mentor at USC’s Stark Producing Program, and is a 2023 Walter Shorenstein Media and Democracy Fellow at the Shorenstein Center at Harvard’s Kennedy School. Ms. Putnam holds a B.A. in Theatre History and Literature from Harvard College. Ms. Putnam brings extensive media company executive experience to the Board, with particular expertise in leadership, independent film production, and content creation.
Dr. Anthony J. Saich

Dr. Saich, 71, has served as a director of the Company since August 2012. Dr. Saich is the Director of the Rajawali Foundation Institute for Asia and the Daewoo Professor of International Affairs at Harvard University. In this capacity, he directs training and research programs throughout Asia, including Bangladesh, China, Indonesia, Taiwan, and Vietnam. Dr. Saich also serves as a board member of International Bridges to Justice and as the U.S. Secretary-General of the China United States Strategic Philanthropy Network. Dr. Saich sits on the executive committees of the John King Fairbank Center for Chinese Studies and the Asia Center, both at Harvard University. His executive teaching focuses on creating public value, leadership, and innovation. Dr. Saich holds a bachelor’s degree in politics and geography from the University of Newcastle, United Kingdom, a master’s degree in politics with special reference to China from the School of Oriental and African Studies, London University, and has a Ph.D. from the Faculty of Letters, University of Leiden, the Netherlands. Dr. Saich has over 45 years of experience in international affairs and will provide valuable international insights to the Company.
Mr. Adam J. Sussman

Mr. Sussman, 52, has served as a director of the Company since May 2019. Mr. Sussman has served as President of Epic Games, Inc. since January 2020. From 2017 until 2020, Mr. Sussman served as Nike, Inc.’s first-ever Chief Digital Officer, was previously head of Nike’s Global Strategy and Corporate Development and served as the VP/GM Direct Digital and Geographies. He built Nike’s portfolio of world-class digital consumer experiences and innovations and transforming retail for the world’s leading sports brand. He managed Nike’s digital teams globally and Nike’s direct-to-consumer GMs across the four key operating geographies of the company. Prior to Nike, Mr. Sussman was Senior Vice President of Global Publishing at Zynga responsible for marketing, sales, growth, and digital products. He also served as Senior Vice President of Publishing at Disney, building the global team that managed gaming properties across all media platforms around the world. At Electronic Arts, he was Vice President of Worldwide Publishing, leading the team that established EA Mobile as the #1 publisher on the Apple App store. Mr. Sussman started his career as a creative executive at Hearst Entertainment, a division of the Hearst Corporation. He holds a BA from Harvard College and an MBA from Harvard University Graduate School of Business Administration. Mr. Sussman brings valuable experience as president of large company and in marketing, information technology and digital platforms to the Board.
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PROPOSALS 3, 4, AND 5 EXPLANATORY NOTE

Proposals 3, 4, and 5 relate to the amendment of our Certificate of Incorporation. There are a number of provisions in our current Certificate of Incorporation that should be updated as part of our periodic review of our key governance mechanisms to assist in assuring fair and equitable treatment for all our stockholders that are not reflected in our Certificate of Incorporation.
Each of the proposed amendments discussed below are being voted on separately by the stockholders of the Company, and each of the proposed amendments approved by the stockholders will be incorporated in an amended and restated certificate of incorporation that will be filed with the Delaware Secretary of State. If the stockholders approve some, but not all, of Proposals 3, 4, and 5, the Certificate of Incorporation will be amended and restated to reflect only those amendments approved by the stockholders.
The Board has considered each of the changes discussed in Proposals 3, 4, and 5 and has approved the Fourth Amended and Restated Certificate of Incorporation which incorporates all of these changes as well as the amendment proposed to be approved by the stockholders in Proposal 1 (which, if Proposal 1 is approved by the stockholders, such amendment will be effected by the filing of a certificate of amendment with the Delaware Secretary of State prior to the filing of the Fourth Amended and Restated Certificate of Incorporation), and the form of the proposed Fourth Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix D.
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PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE PROHIBITION AGAINST STOCKHOLDERS ACTING BY WRITTEN CONSENT

Proposed Amendment
We are submitting for stockholder approval an amendment to the Certificate of Incorporation to remove the prohibition against stockholders taking action by written consent without holding a meeting. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to Section A of Article VI of the Certificate of Incorporation to remove this prohibition by deleting Section A of Article VI in its entirety. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of Section A of Article VI of the Certificate of Incorporation, which is set forth below:
A.      Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided, however, that if at any time Wanda or its affiliates no longer beneficial owns, in the aggregate, more than 50.0% of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, then any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may no longer be effected by any consent in writing.
If you approve Proposal 3, the above section will be deleted from our Certificate of Incorporation.   We urge you to carefully read the section in its entirety and consider the implications of its deletion from our Certificate of Incorporation because this summary may not contain all the information about this amendment that is important to you.
Background and Reason for the Recommendation
A similar proposal was submitted at the 2023 Annual Meeting where it received the support of approximately 83% of the shares present and voting. However, the proposal failed to pass due to insufficient stockholder participation to obtain the required majority of shares outstanding. Given the overwhelming support for the prior proposal, the Board decided to resubmit the proposal at the 2024 Annual Meeting.
As part of the Board’s review of our corporate governance policies, the Nominating and Corporate Governance Committee and the Board considered the advantages and disadvantages of prohibiting stockholder action by written consent similar to that currently found in Section A of Article VI of our Certificate of Incorporation. This type of prohibition generally is intended to facilitate corporate stability by requiring stockholder action to occur at a duly called and convened stockholder meeting. These voting limitations prohibiting stockholder action by written consent may also have the effect of providing anti-takeover protection to the Company. However, many investors and others view prohibitions against stockholder action by written consent as conflicting with principles of good corporate governance by preventing stockholders from fully exercising their voting rights as stockholders due to the need to convene at an annual or special meeting to effect change. Section 228 of the Delaware General Corporation Law (the “DGCL”) allows stockholders to act by written consent unless otherwise provided in the corporation’s certificate of incorporation. If the proposal is approved, the related provisions set forth in Article II, Section 10 of our proposed Fifth Amended and Restated Bylaws previously approved by our Board and attached to this Proxy Statement as Appendix C, allowing stockholder action by written consent and providing for certain procedures in connection with such action, will become effective.
After considering the advantages and disadvantages of the prohibition on stockholder action by written consent set forth in Section A of Article VI of our Certificate of Incorporation, the Board has unanimously voted to propose to the
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stockholders that Section A of Article VI be amended to remove the prohibition, and instead allow stockholders to take actions as provided by law and our proposed Fifth Amended and Restated Bylaws. In reaching this determination to propose this amendment to our Certificate of Incorporation, the Board concluded that the benefits of prohibiting stockholder action by written consent were outweighed by the Board’s belief that removing the prohibition is a meaningful step towards achieving our goal of ensuring that our corporate governance policies conform to current best practices and maximizing the ability of our stockholders to appropriately participate in the affairs of the Company.
For the reasons described above, our Board believes that this proposal to amend our Certificate of Incorporation by deleting Section A of Article VI is advisable and in the best interests of the Company and its stockholders.
Text of the Amendment
The proposed amendment to our Certificate of Incorporation would delete Section A of Article VI of our Certificate of Incorporation, the text of which is set forth above. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our proposed Fourth Amended and Restated Certificate of Incorporation, a copy of which is set forth in Appendix D and incorporates changes that will be made to our Certificate of Incorporation, assuming Proposals 1, 3, 4 and 5 are approved by our stockholders at the Annual Meeting. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal (as well as any other revisions contemplated by Proposals 4 and 5, if such proposals are also approved by our stockholders) and the resulting Fourth Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve this Proposal 3. Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent.
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PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE LIMITATION ON STOCKHOLDERS’ ABILITY TO CALL SPECIAL MEETINGS

Proposed Amendment
We are submitting for stockholder approval an amendment to the Certificate of Incorporation to remove the prohibition against stockholders calling a special meeting of stockholders. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to Section B of Article VI of the Certificate of Incorporation to remove this prohibition by deleting Section B of Article VI in its entirety. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of Section B of Article VI of the Certificate of Incorporation, which is set forth below:
B.      Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time pursuant to a resolution of the Board of Directors (and the Chairman of the Board of Directors, the Chief Executive Officer or Secretary of the Corporation shall call the meeting pursuant to such resolution), and special meetings of stockholders of the Corporation may not be called by any other person or persons.
If you approve Proposal 4, the above section will be deleted from our Certificate of Incorporation.   We urge you to carefully read the section in its entirety and consider the implications of its deletion from our Certificate of Incorporation because this summary may not contain all the information about this amendment that is important to you.
Background and Reason for the Recommendation
A similar proposal was submitted at the 2023 Annual Meeting where it received the support of approximately 84% of the shares present and voting. However, the proposal failed to pass due to insufficient stockholder participation to obtain the required majority of shares outstanding. Given the overwhelming support for the prior proposal, the Board decided to resubmit the proposal at the 2024 Annual Meeting.
Section B of Article VI of the Certificate of Incorporation does not permit our stockholders to call a special meeting of stockholders, limiting that right to the Board. As part of its continuing review of the elements of our corporate governance standards and practices, the Nominating and Corporate Governance Committee recommended to the Board the removal of the limitation and a corresponding amendment to our Bylaws to permit stockholders to call a special meeting of stockholders, as described below.
If the proposal is approved, the related provisions set forth in Article II, Section 2 of our proposed Fifth Amended and Restated Bylaws previously approved by our Board and attached to this Proxy Statement as Appendix E, allowing stockholders to call a special meeting and providing for certain procedures in connection with such action, will become effective. If a requesting stockholder does not comply with these requirements and conditions in the proposed Fifth Amended and Restated Bylaws, a special meeting request by that stockholder will be deemed invalid. The Board believes these requirements and limitations are important to, among other things, avoid inappropriate, duplicative, and/or unnecessary special meetings. Special meetings involve significant management time and attention that could disrupt focus on other corporate priorities and impose new legal, administration, and distribution costs on the Company. As such, the Board believes that special meetings should only be convened in special or extraordinary circumstances, compelled by fiduciary, strategic, material, or similar considerations that should be addressed immediately, not delayed until the next annual meeting, and are of interest to a broad base of stockholders. Accordingly, the Secretary of the Company is not required to call a special meeting if the purpose of the meeting relates to matters recently presented at a meeting of stockholders.
Removing the restriction on stockholder-called special meetings from our Certificate of Incorporation, together with the Bylaw changes implementing a mechanism for such action, represents a meaningful increase in the voting rights of our
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stockholders and is consistent with investor feedback as well as our and the Board’s continuing commitment to corporate governance excellence. The Board supports a special meeting right for stockholders, so long as the request is made by stockholders owning at least twenty percent (20%) of the voting power. In accordance with the procedures set forth in our proposed Fifth Amended and Restated Bylaws, Stockholders owning at least twenty percent (20%) of the voting power may request that the Secretary of the Company call a special meeting of stockholders.
The Board believes that establishing a twenty percent (20%) ownership threshold to request that the Secretary of the Company call a special meeting strikes a reasonable and acceptable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests that are not shared generally by all the Company’s stockholders, could request that the Company call one or more special meetings that could result in unnecessary financial expense and disruption to our business operations. Additionally, the Board recognizes that the power to call a special meeting of stockholders has historically been used by acquirors in the hostile merger and acquisition context. Potential acquirors seeking to take over the Company for an inadequate price could threaten to call a special meeting of stockholders to replace members of the Board, thereby increasing their negotiating leverage or creating a way to avoid negotiating with the Board at all, frustrating the Board’s exercise of its legal duty to protect the interests of all stockholders. Likewise, the Board believes that only stockholders with a true economic interest in the Company should be entitled to employ the special meeting mechanism and, after reviewing multiple factors, determined that a threshold of twenty percent (20%) is appropriate.
After considering the advantages and disadvantages of removing the restriction on stockholder-called special meetings from our Certificate of Incorporation, the Board has unanimously voted to propose to the stockholders that Section B of Article VI be removed to allow stockholders to call special meetings in the manner provided in Article II, Section 2 of the proposed Fifth Amended and Restated Bylaws.
For the reasons described above, our Board believes that this proposal to amend our Certificate of Incorporation by amending Section B of Article VI is advisable and in the best interests of the Company and its stockholders.
Text of the Amendment
The proposed amendment to our Certificate of Incorporation would delete Section B of Article VI of our Certificate of Incorporation, the text of which is set forth above. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our proposed Fourth Amended and Restated Certificate of Incorporation, a copy of which is set forth in Appendix D and incorporates changes that will be made to our Certificate of Incorporation, assuming Proposals 1, 3, 4 and 5 are approved by our stockholders at the Annual Meeting. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal (as well as any other revisions contemplated by Proposals 3 and 5, if such proposals are also approved by our stockholders) and the resulting Fourth Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve this Proposal 4. Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings.
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PROPOSAL 5
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EXPAND THE EXCULPATION PROVISION TO LIMIT LIABILITY OF CERTAIN OFFICERS

Proposed Amendment
We are submitting for stockholder approval an amendment to the Certificate of Incorporation to expand the exculpation provision to exculpate certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to Section A of Article IX of the Certificate of Incorporation to expand the exculpation provision. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Section A of Article IX of the Certificate of Incorporation, which is set forth below (with additions to existing language indicated by underlined text):
A.      The personal liability of the directors and officers for monetary damages for breach of fiduciary duty as a director and/or officer of the Corporation is hereby eliminated to the fullest extent permitted by the DGCL. Any repeal or modification of this Article IX shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.
If you approve Proposal 5, the underlined text above will be added to Section A of Article IX of our Certificate of Incorporation.   We urge you to carefully read the section in its entirety and consider the implications of the added language because this summary may not contain all the information about this amendment that is important to you.
Background and Reason for the Recommendation
A similar proposal was submitted at the 2023 Annual Meeting where it received the support of approximately 60% of the shares present and voting. However, the proposal failed to pass due to insufficient stockholder participation to obtain the required majority of shares outstanding. Given the support for the prior proposal, the Board decided to resubmit the proposal at the 2024 Annual Meeting.
Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to enable a corporation to include in its certificate of incorporation a provision exculpating certain officers from liability for breach of the duty of care in certain actions. Previously, exculpation was only available for directors. Such a provision would not exculpate such officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would such a provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. Under the amendment, the officers who may be exculpated by a Section 102(b)(7) provision include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement.
The Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their company charter. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests while minimizing the potential distraction posed by frivolous lawsuits and costs which are often borne by the Company either directly, through indemnification, or indirectly through higher insurance premiums. The Company expects
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its peers to adopt exculpation clauses that limit the personal liability of officers in their Certificate of Incorporation and failing to adopt the amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company. Failure could also present barriers to our ability to accomplish our business objectives due to the diversion of management attention and result in a waste of corporate resources. This amendment will also more generally align the protections available to our directors with those available to our officers.
After considering the advantages and disadvantages of exculpating certain officers set forth in Section A of Article IX of our Certificate of Incorporation, the Board has unanimously voted to propose to the stockholders that Section A of Article IX be amended to expand the exculpation provision to limit liability of certain officers. In reaching this determination to propose this amendment to our Certificate of Incorporation, the Board concluded that the proposed amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it will align the protections for the officers with those protections afforded to the directors.
The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer.
For the reasons described above, our Board believes that this proposal to amend our Certificate of Incorporation by amending Section A of Article IX is advisable and in the best interests of the Company and its stockholders.
Text of the Amendment
The proposed amendment to our Certificate of Incorporation, which is set forth above, shows the proposed revisions to Section A of Article IX of our Certificate of Incorporation, with additions indicated by underlining. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our proposed Fourth Amended and Restated Certificate of Incorporation, a copy of which is set forth in Appendix D and incorporates changes that will be made to our Certificate of Incorporation, assuming Proposals 1, 3, 4 and 5 are approved by our stockholders at the Annual Meeting. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal (as well as any other revisions contemplated by Proposals 3 and 4, if such proposals are also approved by our stockholders) and the resulting Fourth Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve this Proposal 5. Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings.
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CORPORATE GOVERNANCE

Corporate Governance Guidelines
Our Corporate Governance Guidelines and Principles reflect the principles by which the Board operates and sets forth director qualification standards, responsibilities, compensation, evaluation, orientation and continuing education, board committee structure, chief executive officer performance review, management succession planning and other policies for the governance of the Company. A copy of the Corporate Governance Guidelines and Principles is available on our website at www.amctheatres.com under “Investor Relations”—“Governance”—“Governance Documents.”
Risk Oversight
The Board executes its oversight responsibility for risk management directly and through its committees, as follows:
The Audit Committee has primary oversight responsibility with respect to the Company’s annual enterprise risk management analysis, including financial and accounting risks. The Audit Committee discusses with management the Company’s significant financial and non-financial risk exposures and the Company’s risk assessment and risk management policies. Management provides the Audit Committee periodic assessments of the Company’s risk management processes and systems of internal control. The Chairperson of the Audit Committee reports to the full Board regarding material risks as deemed appropriate.
The Board’s other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and employee compensation generally. The Board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairpersons to the full Board. These reports are presented at every regular Board meeting and include discussions of committee agenda topics, including matters involving risk oversight.
The Board, together with its committees, considers specific risk topics, covering the range of material risks to the Company, including risks associated with our annual operating plan, our capital structure, our strategic initiatives, compliance, human capital management, the environment and climate change, information systems and technology, privacy, and other cyber security risks. The Board and its committees regularly review our risk management policies, processes, and controls. In addition, the Board receives reports from the members of our senior leadership team that include discussions of the risks and exposures involved in their respective areas of responsibility. Further, the Board is informed of developments that could affect our risk profile or other aspects of our business.
Cybersecurity Risk
The Company recognizes the importance of developing, implementing, and maintaining cybersecurity measures to assess, identify, and manage material risks from cybersecurity (including cybersecurity threats associated with the use of third-party service providers), to safeguard our information systems, and to protect the confidentiality, integrity, and availability of the data on our information systems.
Managing Material Risks & Integrated Overall Risk Management
The Company has strategically integrated cybersecurity risk management into our broader risk management framework. Management has formed cross-functional risk and information security committees (the “Security Committees”) to initiate, develop, review, and implement cybersecurity policies, procedures, and training to mitigate cybersecurity risks. Our information technology (“IT”) cybersecurity leadership team works closely with our Security Committees and internal audit team to evaluate and address cybersecurity risks in alignment with our business objectives and operational needs.
Risk Management Personnel
The Company’s senior IT leadership, comprised of the Chief Information Officers of both AMC and Odeon, and IT cybersecurity teams have the primary responsibility for assessing, monitoring, and managing, our cybersecurity programs.
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The Company’s senior IT leadership bring over fifty years of combined IT experience to their roles. Each member of the Company’s IT cybersecurity leadership team, comprised of the AMC Sr. Director Cybersecurity and Network, the AMC Director Cybersecurity, the Odeon Group Head of Cyber, Risk and Operations and the AMC VP IT Operations, brings 20+ years of IT experience. The Company regularly invests in training on these teams, and key leadership positions hold CISSP certifications. Our senior IT leadership and IT cybersecurity team, with input as appropriate from the Security Committees, oversee our governance programs, tests our compliance with standards, remediate known risks, and direct employee training.
Monitoring Cybersecurity Incidents
The Security Committees are continually informed about the latest developments in cybersecurity, including potential threats and risk management techniques. The Security Committees, and in particular senior IT leadership, IT cybersecurity and internal audit members serving on the Security Committees, implement and oversee processes for the regular monitoring of our information systems. The Company follows the NIST framework to design and implement security processes, tools and procedures, and regular system audits identify and lead to remediation of potential vulnerabilities. In the event of a cybersecurity incident, senior IT leadership and the Security Committees are equipped with a well-defined incident response plan. This plan includes immediate actions to mitigate the impact, internal and external communication plans, and notification requirements.
Engagement of Consultants for Risk Management Services
Recognizing the complexity and evolving nature of cybersecurity threats, the Company engages with a range of external experts to perform a variety of functions for the Company. These include, but are not limited to, cybermaturity audits, targeted ransomware assessment and table-top exercises, red and purple team attack simulations, internal penetration tests and other internal and external audits. These partnerships enable us to leverage specialized knowledge and insights into our cybersecurity strategies and processes.
Overseeing Third-Party Risk
Because we are aware of the risks associated with third-party service providers, the Company implements processes to oversee and manage these risks. The Company utilizes software products and services to monitor and protect the Company’s environment from possible third-party breaches impacting the Company’s environment. This approach is designed to mitigate risks related to data breaches or other security incidents originating from third parties. Third parties who have access to highly sensitive information due to services performed and data retained are subject to increased scrutiny.
Risks from Cybersecurity Threats
We have not experienced any cybersecurity incidents that we believe have materially affected, or are likely to materially affect, the Company.
Board of Directors and Audit Committee Oversight
Our Board understands the critical nature of managing risks associated with cybersecurity threats. The Board has established robust oversight mechanisms to ensure effective governance in managing risks associated with cybersecurity threats.
The Audit Committee is central to the Board’s oversight of cybersecurity risks and bears the primary responsibility for overseeing these risks. Senior IT leadership regularly informs the Audit Committee, the Chief Financial Officer, and other members of the Company’s senior leadership of cybersecurity risks and incidents. This ensures that the highest levels of management are kept abreast of the cybersecurity posture and potential risks facing the Company.
Management’s Role Managing Risk
Senior IT leadership play a pivotal role in managing cybersecurity risk and keeping the Audit Committee apprised of cybersecurity developments. Senior IT leadership provide comprehensive briefings to the Audit Committee on a periodic basis. These briefings encompass a broad range of topics, including:
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•
current cybersecurity landscape and emerging threats;

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status of ongoing cybersecurity initiatives and strategies;

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learnings from any cybersecurity events; and

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compliance with regulatory requirements and industry standards.

In addition to our scheduled meetings, the Audit Committee and senior IT leadership maintain an ongoing dialogue regarding emerging or potential cybersecurity risks. The Company, at the direction of the Audit Committee, conducts periodic reviews of the Company’s cybersecurity posture and the effectiveness of its risk management strategies. These reviews help in identifying areas for improvement and ensuring the alignment of cybersecurity efforts with the overall risk management framework.
Compensation Policies and Practices as They Relate to Risk Management
The Compensation Committee has reviewed and discussed the concept of risk as it relates to the Company’s compensation policies, and it does not believe the Company’s compensation policies or practices create or encourage the taking of excessive risks that are reasonably likely to have a material adverse effect on the Company. Below are some of the highlights of the Company’s compensation programs that mitigate risks associated with compensation:
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Compensation is comprised of a combination of base salary, annual cash incentive, and long-term equity incentive awards;

•
While annual cash incentives are available for all full-time employees, only senior officers receive equity awards;

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Equity compensation vesting is multi-year service based and performance based with overlapping performance periods; and

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Maximum payout for cash and equity incentives is 200% of the value at target.

The Compensation Committee has identified no material risks in the compensation programs for 2023.
Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all our associates, including our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Business Conduct and Ethics, which addresses the subject areas covered by the SEC’s rules, may be obtained free of charge through our website: www.amctheatres.com under “Investor Relations”—“Governance”—“Governance Documents.” Any amendment to, or waiver from, any provision of the Code of Business Conduct and Ethics required to be disclosed with respect to any senior executive or financial officer shall be posted on this website.
Board and Committee Meeting Attendance
The Board held 5 meetings during the year ended December 31, 2023. Each then-serving director attended at least 75% of the total combined meetings held by the Board plus the meetings held by the committees of the Board on which such director served.
Communications with the Board
Our stockholders and other interested parties may communicate to our Board, its committees, or our non- management directors as a group, by writing to the Secretary of AMC Entertainment Holdings, Inc. at One AMC Way, 11500 Ash Street, Leawood, KS 66211. Stockholders and other interested parties should indicate that their correspondence is intended to be communicated to the Board.
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Director Independence
Currently, nine of our directors are independent: Ms. Clark, Ms. Jain, Mr. Koch, Mr. Lader, Mr. Locke, Ms. Pawlus, Ms. Putnam, Dr. Saich, and Mr. Sussman, as determined by our Board in accordance with NYSE rules. The remaining member of the Board, Mr. Aron, is not independent under the NYSE rules or within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”).
Our Board has determined that Ms. Clark, Ms. Jain, Mr. Lader, Ms. Pawlus, Ms. Putnam, and Dr. Saich are independent in accordance with NYSE rules and within the meaning of the Exchange Act for purposes of serving on our Audit Committee. The Compensation Committee is currently composed of six directors: Mr. Koch, Mr. Lader, Mr. Locke, Ms. Pawlus, Dr. Saich, and Mr. Sussman, all of whom are independent in accordance with NYSE rules. The Nominating and Corporate Governance Committee is composed of five directors: Ms. Clark, Mr. Koch, Mr. Locke, Ms. Putnam, and Mr. Sussman, all of whom are independent in accordance with NYSE rules.
Board Leadership Structure
Pursuant to the Company’s Corporate Governance Guidelines, the Board does not have a fixed policy regarding the separation of the offices of Chairperson of the Board and CEO. Under our current leadership structure, both of those roles are held by Mr. Aron. Because the roles of Chairperson and CEO are combined, the Board has appointed Mr. Lader to serve as the non-executive Lead Independent Director. At this time, our Board believes this structure is best for the Company as it allows our Chairperson and CEO to oversee the operational leadership and strategic direction of the Company, while enabling the Lead Independent Director to facilitate the Board’s independent oversight of management, including evaluation of the CEO’s performance. Our Chairperson is not considered independent under the NYSE rules.
The responsibilities of the Lead Independent Director include:
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Convening, chairing, and determining agendas for executive sessions of the non-management and independent directors;

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Serving as a liaison between the Board and management;

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Determining, in consultation with the Chairperson, the schedule and agendas for meetings of the Board;

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Discussing with the other directors any concerns they may have about the Company and its performance and relaying such concerns, when appropriate, to the full Board;

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Consulting with the Chief Executive Officer of the Company regarding concerns of the directors;

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Being available for consultation with any of the senior executives of the Company as to any concerns they might have; and

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Being available for communications with the Company’s stockholders.

Executive Sessions
Our non-management directors meet in an executive session, without members of management present, no less than once per year in accordance with the NYSE rules. Our Lead Independent Director presides over these executive sessions.
Attendance at Annual Meetings
We encourage our directors to attend our Annual Meeting of Stockholders, absent unusual circumstances. All our directors except Mr. Koch attended the 2023 Annual Meeting of Stockholders.
Board and Committee Evaluations; Director Education
Our Board engages in ongoing self-evaluation and assessment. Annually, the directors review and complete evaluations on Board effectiveness, committee performance and peer assessment. Each of the committees and the full Board
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discuss their self-assessments at least annually. The Nominating and Corporate Governance Committee periodically reviews the form and process for Board and committee self-evaluations. The Board also receives periodic briefings and education on core concepts and trends that impact our businesses and society.
Committees
Our Board has established three standing committees. The standing committees consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The standing committees are comprised of directors as provided in the table below:
Board Member	Audit	Compensation	Nominating and Corporate Governance
Adam M. Aron
Denise M. Clark	Member		Chairperson
Sonia Jain	Member
Howard W. “Hawk” Koch, Jr.		Member	Member
Philip Lader	Member	Member
Gary F. Locke		Member	Member
Kathleen M. Pawlus	Chairperson	Member
Keri S. Putnam	Member		Member
Anthony J. Saich	Member	Chairperson
Adam J. Sussman		Member	Member
Meetings Held in 2023	5	4	4
Each of our standing committees, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, operates under a charter, which is available on our website at www.amctheatres.com under “Investor Relations”—“Governance”—“Governance Documents.” The functions performed by each of the standing committees of the Board are briefly described below.
Audit Committee
Our Audit Committee consists of Ms. Clark, Ms. Jain, Mr. Lader, Ms. Pawlus, Ms. Putnam, and Dr. Saich. Ms. Pawlus serves as the chairperson of the Audit Committee. The Board has determined that each of Ms. Pawlus and Ms. Jain qualify as an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K and that each member of our Audit Committee is financially literate as defined in the NYSE rules and is independent within the meaning of Rule 10A-3 of the Exchange Act and the NYSE rules. Ms. Jain was appointed to the Audit Committee in March 2024.
The principal duties and responsibilities of our Audit Committee are as follows:
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to oversee our financial reporting process and internal control system;

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to appoint and replace our independent registered public accounting firm from time to time, determine their compensation and other terms of engagement, oversee their work, and perform an annual evaluation;

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to oversee the performance of our internal audit function;

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to oversee the Company’s information systems, privacy, and data security risks; and

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to oversee our compliance with legal, ethical, and regulatory matters.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.
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Compensation Committee
Our Compensation Committee consists of Mr. Koch, Mr. Lader, Mr. Locke, Ms. Pawlus, Dr. Saich, and Mr. Sussman, all of whom are independent in accordance with the NSYE rules. Dr. Saich serves as the chairperson of the Compensation Committee.
The principal duties and responsibilities of our Compensation Committee are as follows:
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to provide oversight on the development and implementation of the compensation policies, strategies, plans and programs for our key employees and non-employee directors and disclosure relating to these matters;

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to review and approve the compensation of our CEO and our other executive officers;

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to provide oversight concerning the compensation of our CEO, succession planning, performance of our CEO and compensation related matters; and

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to review the Company’s strategies, policies, and practices related to human capital.

The Compensation Committee may delegate to management administration of incentive compensation plans for non-executive officers. The Compensation Committee engaged and retained Aon, as an independent executive compensation consultant, to provide advice on 2023 compensation matters. During 2023, Aon provided advice on executive and director compensation programs, executive and director market pay analysis, compensation peer group, CEO pay recommendations and drafting of the Compensation Discussion and Analysis disclosures contained in the Company’s Proxy Statement. The Compensation Committee reviewed the nature of its relationship with Aon and determined that there were no conflicts of interest with respect to Aon’s independence.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Ms. Clark, Mr. Koch, Mr. Locke, Ms. Putnam, and Mr. Sussman, all of whom are independent in accordance with the NSYE rules. Ms. Clark has served as chairperson of the Nominating and Corporate Governance Committee since November 2023. Mr. Locke served as the chairperson of the committee from January until November 2023.
The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:
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to establish criteria for board and committee membership and recommend to our Board proposed nominees for election to the Board and for membership on committees of the Board;

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to make recommendations to our Board regarding board governance matters and practices; and

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oversight of the Company’s approach to environmental, social and governance (“ESG”) initiatives, strategies, and programs.

Director Nomination Process
The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, strategy, risk, cybersecurity, technical expertise, policymaking, etc.).
Pursuant to the Company’s Corporate Governance Guidelines and Principles, the Board broadly construes diversity to mean diverse background, education, skills, age, expertise with a proven record of accomplishment and the ability to work
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well with others. The Nominating and Corporate Governance Committee does not assign specific weight to any particular factor but in selecting members for open Board positions, the Board takes into account such factors as it deems appropriate, which may include the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board and the need for financial or other specialized expertise. The Board seeks to achieve a mix of members whose experience and backgrounds are relevant to the Company’s strategic priorities and the scope and complexity of the Company’s business. Overall, each of our Board members is committed to the growth of the Company for the benefit of the stockholders, contributes new ideas in a productive and congenial manner and regularly attends board meetings.
In recognition of the importance of having a Board composed of diverse racial, ethnic and gender identities, and to improve the Company’s ability to achieve that outcome, the Nominating and Corporate Governance Committee has adopted the following policy:
Policy on Director Candidate Diversity
Because diversity, equity and inclusion are fundamental to the AMC culture and critical to the company’s success, we are committed to having a Board of Directors reflective of those values. In furtherance of this commitment, the Nominating and Corporate Governance Committee will ensure that the list of candidates to be considered for nomination to open Board seats includes candidates with diversity of race, ethnicity, and gender. Further, consultants engaged to assist in searches will be instructed to include such candidates in their submissions.
Board Diversity Self-Disclosure
The chart below sets forth certain diverse characteristics that members of our Board have voluntarily self-disclosed to the Company and consented to have publicly disclosed to our stockholders.
Board Member	Gender Identity	Race/Ethnicity	Other Disclosed Characteristics
Adam M. Aron	Male	White	Jewish
Denise M. Clark	Female	White	LGBTQ+Veteran
Sonia Jain	Female	Asian
Howard W. “Hawk” Koch, Jr.	Male	White	Jewish
Philip Lader	Male	White	Episcopalian Veteran
Gary F. Locke	Male	Asian
Kathleen M. Pawlus	Female	White
Keri S. Putnam	Female	White
Anthony J. Saich	Male	White	Dual UK Citizenship
Adam J. Sussman	Male	White
The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating and Corporate Governance Committee, directors, and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at: Company Secretary, One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 or by emailing: KConnor@amctheatres.com. Invitations to serve as a nominee are extended by the Board itself via the Chairperson and the Chairperson of the Nominating and Corporate Governance Committee.
Compensation Committee Interlocks and Insider Participation
During 2023, our Compensation Committee consisted of Mr. Koch, Mr. Locke, Mr. Lader, Ms. Pawlus, Dr. Saich (Chairperson), and Mr. Sussman. During the period January 1, 2023, through December 31, 2023, no member of the Compensation Committee had a relationship required to be described under the SEC rules relating to disclosure of related person transactions and none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.
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HUMAN CAPITAL RESOURCES

Our People
AMC promotes a healthy culture where people are encouraged to achieve their personal best and work together with integrity and openness to change. AMC associates are core to our commitment to deliver the best theatrical experience in the world. They uphold AMC’s mission of focusing on the guest experience where excellent customer service is complemented with amazing food and beverage, comfort, and premium sight and sound.
As of December 31, 2023, we employed a total of 33,812 associates consisting of 2,881 full-time and 30,931 part-time associates. Among our 33,812 associates, we employed 24,165 in the United States and 9,647 in our international markets.
Talent Acquisition, Development, and Retention
Critical to our operation is the hiring, development, and retention of qualified associates who support our guest-focused mission. Acquiring the right talent at speed and scale is a core capability that we regularly monitor and manage, given the need to rapidly staff our frontline operations at certain times of the year. Once hired, we train for success, creating experiences and programs that promote performance, growth, and long-term career opportunities. Programs like our Leadership Academy (AMC) and Incredible Leadership (Odeon) are designed to upskill and enhance managerial capability, facilitate quality execution of our business initiatives, drive guest satisfaction, and increase return on investment. Furthermore, our trainings include compulsory modules that meet regulatory requirements, policy enforcement and best practices to adhere to employment laws, practical tactics for safety and security, and compliance with anti-corruption regulations. Our measures to maintain a holistic view of the associate experience support the needs of our associates through engagement opportunities, including recognition programs and events.
Diversity, Equity, and Inclusion
Belonging is fundamental to our culture and key to our success. AMC’s efforts around diversity, equity and inclusion (“DEI”) help us maintain a global workforce as diverse as the guests we serve and the movies we show on our screens. We provide a multi-channel approach to building awareness and training to reinforce an inclusive workplace through continuous learning opportunities. AMC has five DEI councils that are most representative of the largest diverse communities in our workforce: Women (42%), Latinx (27%), African American (19%), Asian American & Pacific Islander (4%), and LGBTQ+ (an emerging number). By appointing AMC officers to serve as Executive Sponsors, we ensure these efforts are championed at the highest levels of the Company, which has resulted in improved openness and reinforced the importance of all types of diversity in delivering our business outcomes. Our culture is strengthened as we embrace our diversity and lead with fairness and impartiality to create a more inclusive workplace. Additionally, our work has been recognized externally: AMC has received a perfect score for 15 consecutive years on the Human Rights Campaign Foundation’s Corporate Equality Index as one of the Best Places to Work for LGBTQ Equality; 9 consecutive years as one of the Best Places to Work for people with disabilities through the Disability Equality Index; named one of Forbes Best Employers for Diversity from 2018-2022, and most recently recognized by Newsweek as one of America’s Greatest Workplaces for Diversity, America’s Greatest Workplaces for LGBTQ+, America’s Greatest Workplaces for Job Starters, and America’s Greatest Workplaces for Parents & Families.
Compensation, Benefits, Safety, and Wellness
We offer market competitive salaries and wages, generally targeting market median, to attract and retain qualified talent. Our compensation programs are designed to drive engagement and support business objectives through pay-for-performance and incentive opportunities that reward the achievement of operational and financial goals. As part of our ongoing efforts to monitor and maintain pay equity, we partner with advisory companies to conduct statistical pay analysis using industry best practices to ensure pay programs are administered equitably. We also use the services of independent compensation consulting firms to advise on matters including market competitiveness and program design.
In addition, we prioritize and invest in our associate’s health and welfare. Our “LiveWell” philosophy is based on a whole person approach to physical, fiscal, and emotional wellness tailored to the diverse needs of our global workforce in each country we operate. Examples include global Employee Assistance Programs, Headspace Mindfulness application, Cuckoo
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application, and Mental Health First Aiders training. Comprehensive health and welfare benefits for eligible associates are supplemented with specific programs to manage or improve common health conditions, a variety of voluntary benefits to satisfy individual needs, and paid time off.
Our commitment to the safety and health of our associates continues to be a top priority as demonstrated by our ongoing professional training and awareness campaigns. All Theatre Support Center and Theatre Leadership associates complete in-person and online courses focused on professionalism, safety, and security that meet or exceed regulatory requirements and best practices as determined by the Equal Employment Opportunities Commission (“EEOC”), Payment Card Industry (“PCI”), Securities and Exchange Commission (“SEC”), and Sarbanes-Oxley Act (“SOX”).
Management regularly updates the Compensation Committee regarding each of the above topics.
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DIRECTOR COMPENSATION

The following section presents information regarding the compensation paid during the year ended December 31, 2023, to members of our Board who were not employees of the Company (“Non-Employee Directors”). Employee members of our Board do not receive any compensation from the Company for service as a director. We reimburse all directors for any out-of-pocket expenses incurred by them in connection with their services provided in such capacity.
Non-Employee Director Compensation
In order to attract and retain qualified Non-Employee Directors, the Company amended and restated its Non-Employee Director Compensation Program on October 27, 2022, pursuant to which Non-Employee Directors were compensated for their service to the Company in 2023. Each non-employee director is eligible for the following annual compensation for services as a Board member:
•
an annual cash retainer of $150,000;

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an annual stock award with a calculation value of $105,000, subject to a one-year holding requirement;

•
an annual cash retainer of $50,000 for the Lead Independent Director; and

•
an annual cash retainer for non-employee directors who serve on a committee as follows:

Committee	Chairperson	Member
Audit	$35,000	$17,500
Compensation	25,000	15,000
Nominating and Corporate Governance	20,000	10,000
Cash retainers are paid in quarterly installments and are pro-rated for partial years of service.
Stock awards are made pursuant to the Company’s equity incentive plan, are fully vested at the date of grant, and are issued on the later of (i) the date annual grants are made to senior management and (ii) the date the director is elected to the Board. Stock awards are pro-rated for the director’s first partial year of service, but not for the last partial year of service. Directors may elect to receive all or a portion of their cash retainer in stock. Stock awards must be retained until the earlier to occur of the first anniversary of the grant date or the director’s departure from the Board.
Unless otherwise specified by the Board, the number of shares awarded to each non-employee director is determined by dividing the value of the award by the average closing price of the stock for the five trading days prior to the date of the stock award. For 2023, stock awards were allocated between our Common Stock and our AMC Preferred Equity Units (“APEs”) based upon the relative market capitalization of each security. Each APE was a depositary share representing an interest in one one-hundredth (1/100th) of a share of the Company’s Series A Convertible Participating Preferred Stock and was designed to have the same economic and voting rights as a share of Common Stock. Each APE was automatically convertible into Common Stock upon an approval by the Company’s stockholders to authorize sufficient additional shares of Common Stock to permit the conversion of the then-outstanding APEs. Stock award values reflected in the director compensation table below are based upon the closing price for our Common Stock and APEs on the date of grant. Since the stock prices used to calculate the grants and determine the compensation value are different, in times of high volatility the reflected compensation may ultimately be higher or lower than that targeted by the Board. For the 2023 stock awards, the prices used to calculate the shares awarded were $56.04 for Common Stock and $23.46 for APEs and the price used to calculate the compensation included in the table was $62.30 for Common Stock and $22.20 for APEs. The referenced prices have been adjusted to reflect the 1 for 10 reverse stock split in our Common Stock that occurred on August 24, 2023 (the “Reverse Split”), and the conversion of the APEs into Common Stock with each APE being converted into one-tenth of a share of Common Stock that occurred on August 25, 2023 (the “APE Conversion”).
The Compensation Committee, in consultation with its independent executive compensation consultant, annually reviews the Non-Employee Director Compensation Program and recommends updates, if any, to the full Board for approval.
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Director Compensation Table
The following table presents information regarding the compensation of our non-employee directors during the year ended December 31, 2023.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Denise M. Clark	$177,500	$109,274	$286,774
Sonia Jain(3)	—	—	—
Howard W. “Hawk” Koch, Jr.	175,000	109,274	284,274
Philip Lader	232,500	109,274	341,774
Gary F. Locke	185,000	109,274	294,274
Kathleen M. Pawlus	200,000	109,274	309.274
Keri S. Putnam	177,500	109,274	286,774
Anthony J. Saich	192,500	109,274	301,774
Adam J. Sussman	175,000	109,274	284,274

(1)
Includes the annual cash retainer for services as a board member, the annual cash retainer for services as the Lead Independent Director, the annual cash retainer for services as a member of a committee, and the annual cash retainer for services as a chairperson of a committee.

(2)
Represents the aggregate grant date fair values, as computed in accordance with Financial Accounting Standards Board’s Accounting Standard Codification (“ASC”) Topic 718, Compensation—Stock Compensation, calculated based upon the closing price of the Common Stock and APEs on February 23, 2023, of $62.30 and $22.20 per share, respectively. As discussed above, the number of shares granted was calculated using a price of $56.04 and $23.46 for the Common Stock and APEs respectively (representing a five-day average closing price for each security) resulting in the variance between the award calculation value and the ultimate compensation value included in the table. The referenced prices have been adjusted to reflect the Reverse Split and APE Conversion.

(3)
Ms. Jain was not elected to the Board until March 2024 and, thus received no fees in 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock outstanding as of April 11, 2024, with respect to:
•
each person or group of affiliated persons known by us to own beneficially more than 5% of the outstanding shares of Common Stock, together with their addresses;

•
each of our directors, director nominees and our Named Executive Officers (“NEOs”); and

•
all directors and executive officers as a group.

The address for each of our directors, director nominees and NEOs is c/o AMC Entertainment Holdings, Inc., One AMC Way, 11500 Ash Street, Leawood, Kansas 66211. Each person has sole voting and dispositive power over shares held by them, except as described below.
NAME	Common Stock Number	%
5% Beneficial Owners
The Vanguard Group(1)	20,187,662	7.3
Directors, Director Nominees and Named Executive Officers:
Adam M. Aron	573,671	*
Sean D. Goodman	72,543	*
Daniel E. Ellis	37,285	*
Elizabeth F. Frank	42,933	*
Kevin M. Connor	33,876	*
Denise M. Clark	2,990	*
Sonia Jain	—	*
Howard W. “Hawk” Koch., Jr.	4,180	*
Philip Lader	7,724	*
Gary F. Locke	7,725	*
Kathleen M. Pawlus	7,725	*
Keri S. Putnam	2,990	*
Anthony J. Saich	7,725	*
Adam J. Sussman	7,725	*
All directors and executive officers as a group (17 persons)(2)	893,014	*

*
Less than 1%

(1)
Based on a Schedule 13G filed February 13, 2024, by The Vanguard Group. In such filing The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355. The Schedule 13G indicates sole voting power over 0 shares, sole dispositive power over 19,885,903 shares, shared voting power over 67,274 shares, and shared dispositive power over 301,759 shares.

(2)
Includes 83,922 shares of Common Stock beneficially held by executive officers not named in the table.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors, and holders of greater than 10% of our Common Stock are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.
To our knowledge, based solely upon a review of the copies of such reports filed electronically with the SEC and/or written representations that no other reports were required to be filed during 2023, all filing requirements under Section 16(a) applicable to our officers, directors and 10% stockholders were satisfied timely.
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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures with Respect to Related Person Transactions
The Board has adopted the AMC Entertainment Holdings, Inc. Policy on Transactions with Related Persons as our policy for the review, approval or ratification of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is, or will be a participant, and one of the Company’s executive officers, directors, director nominees, 5% stockholders (or the immediate family or household members of any of the foregoing) or any firm, corporation or other entity in which any of the foregoing persons controls, is employed by, or has a material ownership interest (each, a “Related Person”) has a direct or indirect material interest.
This policy is administered by the Audit Committee. As appropriate for the circumstances, the Audit Committee will review and consider relevant facts and circumstances in determining whether to approve or ratify such transaction. Our policy includes certain factors that the Audit Committee takes into consideration when determining whether to approve a related person transaction as follows:
•
the position within or relationship of the related person with the Company;

•
the materiality of the transaction to the related person and the Company, including the dollar value of the transaction, without regard to profit or loss;

•
the business purpose for and reasonableness of the transaction (including the anticipated profit or loss from the transaction), taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;

•
whether the transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons;

•
whether the transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of business; and

•
the effect of the transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls and procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

Related Person Transactions
Antara Transaction
On December 22, 2022, the Company entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Antara Capital, LP (“Antara”), pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to (i) sell to Antara 10,659,511 APEs for an aggregate purchase price of $75.1 million (the “Forward Purchase APEs”) and (ii) simultaneously purchase from Antara, on a private basis, $100 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026 (the “Exchange Notes”) in exchange for 9,102,619 APEs (together with the Forward Purchase APEs, the “Private Placement APEs”).
Immediately prior to entry into the Forward Purchase Agreement, on December 22, 2022, Antara purchased 6,000,000 APEs (the “ATM APEs”) for approximately $34.9 million under the Company’s at-the-market program (“ATM program”). The sale of the ATM APEs was made pursuant to the Equity Distribution Agreement, dated September 26, 2022, as amended, and the Company’s shelf registration statement on Form S-3 (File No. 333-266536). Following the purchase of the ATM APEs, Antara beneficially owned approximately 8.8% of the issued and outstanding APEs and approximately 5.0% of the APEs and Common Stock on a combined basis, each as of December 22, 2022. Pursuant to the Company’s Policy on Transactions with Related Persons, any 5% stockholder of the Company is considered a Related Person. Also, on December 22,
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2022, the Company repurchased from Antara $15.0 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026.
On February 7, 2023, the Company consummated the transactions contemplated by the Forward Purchase Agreement and issued to Antara 10,659,511 Forward Purchase APEs for an aggregate purchase price of $75.1 million and simultaneously purchased from Antara, on a private basis, the Exchange Notes in exchange for 9,102,619 APEs and cash equal to the accrued and unpaid interest on the Exchange Notes.
In addition to the Exchange Notes purchased pursuant to the Forward Purchase Agreement, on February 7, 2023, the Company repurchased from Antara $41.9 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026 and $4.1 million aggregate principal amount of the Company’s 5.875% Senior Subordinated Notes due 2026.
On February 9, 2023, the Company and Antara agreed to a mutual waiver of the lock-up restrictions in the Forward Purchase Agreement restricting the sale, transfer, or other disposition of Forward Purchase APEs. In accordance with the mutual waiver, the lock-up restrictions were waived with respect to (i) sales of Forward Purchase APEs by Antara in an amount not to exceed an aggregate of 2,600,000 Forward Purchase APEs, and (ii) sales of APEs by the Company in an amount not to exceed $140 million. The Company also agreed that prior to March 31, 2023, it would not issue or exchange, without Antara’s prior written consent, any Common Stock in return for cancellation of the Company’s outstanding indebtedness.
On April 4, 2023, the Company repurchased from Antara $9.0 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026.
On June 23, 2023, the Company repurchased from Antara $8.0 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026.
On July 19, 2023, the Company repurchased from Antara $17.0 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026.
Based upon its most recent Schedule 13D filing with the SEC, Antara is no longer a Related Person.
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PROPOSAL 6:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young, LLP (“EY”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements and our internal control over financial reporting for 2024. EY also served as our independent registered public accounting firm for 2023.
The Audit Committee is responsible for overseeing the qualifications, engagement, compensation, independence, and performance of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements and its internal control over financial reporting. The Audit Committee requires and, with its chairperson, oversees the selection process for new lead audit engagement and concurring partners every five years. Throughout this process, the Audit Committee and management will provide input to EY about AMC priorities, discuss candidate qualifications and interview potential candidates put forth by the firm. The Audit Committee will also require other key EY partners assigned to our audit to be rotated as required by the PCAOB. To help ensure continuing auditor independence, the Audit Committee will continue to periodically consider whether there should be a regular rotation of the independent auditor.
We are asking our stockholders to ratify the selection of EY as our independent registered public accounting firm for 2024. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that a change would be in the best interests of the Company and our stockholders. If the stockholders fail to ratify the selection of this firm, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of EY.
Representatives from EY are expected to attend the 2024 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
The Board recommends a vote “FOR” ratification of the selection of EY as our independent registered public accounting firm for 2024.
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AUDIT COMMITTEE REPORT

Our Audit Committee reviews our financial reporting process on behalf of our Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2023 Annual Report on Form 10-K with our management and our independent registered public accounting firm for 2023, EY. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. EY is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has discussed with EY the matters requiring discussion by Statement on Auditing Standard No. 1301, Communication with Audit Committees (as amended), and all other matters required to be discussed with the auditors. In addition, the Audit Committee has received the written disclosures and the letters from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditors their independence. The Audit Committee has concluded that the independent auditors currently meet applicable independence standards.
Based on the reviews and discussions to which we refer above, the Audit Committee recommended to our Board (and our Board has approved) that the audited financial statements be included in our 2023 Annual Report on Form 10-K, for filing with the SEC.
Audit Committee of the Board of Directors:
Kathleen M. Pawlus (Chairperson)
Denise M. Clark
Sonia Jain
Philip Lader
Keri S. Putnam
Anthony J. Saich
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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the fees that the Company was billed for the audit and other services provided by EY for the years ended December 31, 2023, and 2022. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of EY and determined they were compatible. The Audit Committee has the sole right to engage and terminate the Company’s independent registered public accounting firm, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.
Type of Fee	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees(1)	$4,343,532	$4,118,290
Audit-Related Fees(2)	495,329	851,946
Tax Fees(3)	402,053	433,339
Total	5,240,914	5,403,575

(1)
Audit Fees include the audit of our annual financial statements and our internal control over financial reporting, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the years ended December 31, 2023, and December 31, 2022.

(2)
Audit-Related Fees includes assurance and related services by EY that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)
Tax Fees include professional services rendered by EY for U.S. and international tax return preparation and tax compliance.

Audit Committee Pre-Approval Policy
The Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit services to be performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. The policies provide general pre-approval for certain types of services, as well as approved costs for those services. The term of any general pre-approval is twelve months from the date of pre-approval unless the Audit Committee specifies otherwise. Any costs or services that are not given general pre-approval require specific pre-approval by the Audit Committee. The policy directs that, if management must make a judgment as to whether a proposed service is a pre-approved service, management should seek approval of the Audit Committee before such service is performed.
Requests to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee (or the chairperson of the Audit Committee as provided below) by both the independent auditor and management, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. Under the Audit Committee’s pre-approval policy, the chairperson of the Audit Committee has the authority to address any requests made for pre-approval of services between Audit Committee meetings, and the chairperson must report any pre-approval decisions made between Audit Committee meetings to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating its responsibility to pre-approve any permitted services to management.
The Audit Committee pre-approved all services provided by EY for 2023.
39

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed with management the disclosures contained in the following section entitled “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2024 Annual Meeting.
Compensation Committee of the Board of Directors:
Anthony J. Saich (Chairperson)
Howard W. “Hawk” Koch, Jr.
Philip Lader
Gary F. Locke
Kathleen M. Pawlus
Adam J. Sussman
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COMPENSATION DISCUSSION AND ANALYSIS

Explanatory Note: Effective August 24, 2023, the Company implemented a one-for-ten reverse stock split on the Common Stock (the “Reverse Split”) and effective August 25, 2023, the Company’s outstanding APE securities were converted into shares of Common Stock with each APE being converted into one-tenth of a share of Common Stock (the “APE Conversion”). Each APE was a depositary share representing an interest in one one-hundredth (1/100th) of a share of the Company’s Series A Convertible Participating Preferred Stock and was designed to have the same economic and voting rights as a share of the Company’s Common Stock. Each APE was automatically convertible into Common Stock upon an approval by the Company’s stockholders to authorize sufficient additional shares of Common Stock to permit the conversion of the then-outstanding APEs.
Since the Reverse Split and the APE Conversion occurred prior to the end of our 2023 fiscal year, which is the period covered by this CD&A and the tables that follow, references to the number of shares of Common Stock and share prices included in our executive compensation disclosures have been adjusted to reflect the impact of these events.
The following Compensation Discussion & Analysis (“CD&A”) describes the philosophy, objectives, and structure of our fiscal year 2023 executive compensation program. This CD&A is intended to be read in conjunction with the tables below, which provide further detail and historical compensation information for our NEOs as identified below.
Name	Position
Adam M. Aron	Chairman, Chief Executive Officer, President, and Director
Sean D. Goodman	Executive Vice President, International Operations, Chief Financial Officer, and Treasurer
Daniel E. Ellis	Executive Vice President, Chief Operations and Development Officer
Elizabeth F. Frank	Executive Vice President, Worldwide Programming and Chief Content Officer
Kevin M. Connor	Senior Vice President, General Counsel and Secretary
Consideration of Say on Pay Results
The Board and the Compensation Committee continually evaluate our compensation policies and practices. As part of that process, the Board and the Compensation Committee consider the results of our annual advisory vote on executive compensation, commonly known as the “say-on-pay” vote. At our 2023 Annual Meeting, we were disappointed that only approximately 48% of the votes were cast in support of the say-on-pay proposal. We were further frustrated that stockholders representing only about 20% of the eligible votes on the say-on-pay proposal participated in the vote, regardless of their support or opposition. During 2023, institutional investors held only about 20% of our outstanding stock with the balance held by retail investors.
The Company continues to maintain that the compensation decisions on which the 2023 say-on-pay vote was based were necessary to retain our talented executive team and reward them for their outstanding efforts in ensuring the Company’s survival during the COVID-19 pandemic and its significant continuing impacts on our industry. However, we have also undertaken efforts to engage with stockholders to understand and address their concerns with our compensation programs. During the last year, the Company, including participation by independent members of the Board, initiated stockholder outreach dialogue with our largest stockholders to solicit feedback on corporate governance and executive compensation. We would note that through these discussions, we learned that our largest institutional stockholder had voted in favor of our say-on-pay proposal in 2023. Further, we have continued to emphasize the AMC Investor Connect initiative focused on our large base of retail investors. The Company also considered the analysis of proxy advisory firms relating to our 2023 proxy statement when determining the appropriate responses.
Our compensation policies and decisions continue to be focused on financial performance and aligning the interests of executives with the interests of stockholders. Although our large and diverse stockholder base with limited institutional participation can make it difficult to ascertain a consensus among our stockholders, the below chart summarizes the Company’s responses to key feedback from stockholders and the analysis from the proxy advisory firms.
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Area of Concern	Company Response
Special stock awards granted in 2023 to reflect the value that would have been achieved had 2022 performance stock units vested at maximum despite missing pre-established adjusted EBITDA and free cash flow performance targets	Industry performance was severely depressed in 2022 versus what was forecast at the beginning of the year. The shift was due to studio release schedule changes which were outside the Company’s control. Despite significant industry underperformance, management delivered outstanding results that, had targets been set with knowledge of actual industry performance, would have warranted vesting at maximum levels. The Compensation Committee felt that to ignore these circumstances would lead to significant morale issues among the management team at a critical time in the Company’s recovery.
Overall compensation level for CEO relative to both peers and the other NEOs	There were no increases to the CEO compensation package for 2023. For 2024, CEO total compensation at target was reduced by 25%.
Use of one-year performance targets for performance-based equity awards	Current industry volatility makes setting long-term targets nearly impossible. Once the industry stabilizes to permit better long-term forecasting, the Compensation Committee can consider a more traditional long-term incentive approach.
Use of an Adjusted EBITDA performance target for both annual cash incentive, and a majority of performance-based equity compensation	The single most critical focus of the Company must be to reduce its debt burden, which is accomplished by delivering profits. We therefore believe that Adjusted EBITDA is the most important measure and that utilizing the goal across programs emphasizes the focus for management. We also utilize Free Cash Flow for a portion of the performance-based equity awards to provide some diversification, but consistent with our core goals.
Lack of Clawback Policy	The Compensation Committee adopted a policy effective October 2, 2023, in compliance with NSYE standards.
Counting unvested equity grants toward Ownership Guidelines	We believe that, while it may not be common practice to count unvested equity grants, the approach is more than offset by our aggressive ownership targets as a multiple of base salary.
Total Shareholder Return is not used as a performance target in any compensation programs	Recently the Company’s stock price has not been reflective of traditional fundamental valuations. We believe that using Total Shareholder Return as a performance goal in this environment could incentivize unreasonable risk taking that is not focused on fundamental financial performance.
EXECUTIVE SUMMARY
2023 Business Review
The Company entered 2023 hopeful that industry box office performance would continue its years-long recovery from the COVID-19 pandemic at an aggressive pace. As the year began, our optimism was bolstered by our guests’ willingness and excitement to return to our theatres for compelling content from studios. In fact, July 2023 domestic box office exceeded the 2019 level for the same period. However, strikes initiated by the Writers Guild of America (“WGA”) and Screen Actors
42

Guild-American Federation of Television and Radio Artists (“SAG-AFTRA”) had a chilling effect on the industry’s recovery trajectory due to delays in movie release schedules in the fall of 2023. We expect the challenges resulting from the strikes to continue through much of 2024.
As an illustration of the impacts to our industry, the North American industry box office in 2023 was $9.0 billion compared to AMC internal projections of $9.9 billion at the beginning of the year and a 2019 pre-pandemic level of $11.4 billion.
Notwithstanding the challenging macro-industry environment, the Company maintained its focus on maximizing results and adapted to industry conditions. AMC management undertook decisive measures to strategically position the Company to navigate temporary setbacks and re-establish its longer-term recovery path. AMC has tightened operating hours, mitigated costs, rationalized its theatre portfolio, and innovated new merchandise and food and beverage offerings. Further, the Company established a new revenue stream with concert movie distribution. Finally, and most importantly, we have strengthened our balance sheet through equity capital raising, debt exchanges and debt repurchases at a discount.
Below is a summary of some of the impressive accomplishments achieved by the management team during 2023:
•
Total revenues grew 23% to $4.8 billion.

•
The Company generated positive Adjusted EBITDA in each of its fiscal quarters in 2023 and full year Adjusted EBITDA reached $425.8 million.

•
We reduced the principal balance of our debt and deferred rent liabilities by $549 million.

•
$865 million in gross proceeds were raised through the sale of equity to further bolster our balance sheet.

•
On December 31, 2023, we had cash of $884.3 million.

•
We established AMC Theatres Distribution and secured theatrical distribution rights for hit concert movies TAYLOR SWIFT | THE ERAS TOUR and RENAISSANCE: A FILM BY BEYONCÉ.

•
We introduced a line of pre-packaged and ready-to-pop microwaveable AMC Theatres Perfectly Popcorn products for sale at retail outlets.

•
Our laser projector upgrade program continued with 1,325 laser projector installations completed, representing approximately 37% of the projectors eligible for upgrade.

•
As of December 31, 2023, we had approximately 32 million member households enrolled in our AMC Stubs loyalty program across our A-List, Premiere, and Insider membership tiers.

•
We launched a line of AMC branded candy called AMC Cinema Sweets for sale at our theatres.

•
In partnership with Deserve, Inc., the AMC Entertainment Visa Card co-branded credit card was launched to provide our loyal guests with the opportunity to earn AMC Stubs rewards on their everyday spending.

Compensation Decisions
Our compensation program is grounded in a pay-for-performance philosophy and is designed with equity as a significant component of compensation. Performance goals in both our short- and long-term incentive plans are set at challenging levels, with the ultimate goal that the achievement of operating, financial and other goals will drive long-term, sustainable stockholder value growth. In addition, a key goal of executive compensation is to attract, retain, motivate, and reward talented executives. However, just as we were beginning to see glimmers of recovery from the severe and continuing effects of the COVID-19 pandemic on our industry, we were rocked by the impacts of prolonged strikes by the WGA and SAG-AFTRA during 2023. These events have dramatically impacted the Company’s financial performance for reasons unrelated to the performance by our officers and employees in managing the Company’s business and preserving stockholder value.
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While our response to, and ongoing recovery from, the COVID-19 pandemic and industry strikes warranted uncommon actions with respect to compensation programs, our underlying philosophy has not been permanently altered or abandoned.
In the view of the Compensation Committee, management successfully undertook major initiatives to reduce and control costs, raise additional capital, restructure a substantial portion of the Company’s debt, renegotiate arrangements with studios and landlords, operate theatres safely, promote attendance, and lay the groundwork to seek opportunities to diversify the business. These initiatives were essential to preserving the Company’s business and stockholder value at a critical time for the Company. The unprecedented challenges facing our industry and the recognition that retention of the Company’s leadership was one of the most critical issues facing the Company required that the Compensation Committee remain flexible in its approach to executive compensation. Consequently, the Compensation Committee made a number of strategic decisions during 2023 that it believes were reasonable and necessary in light the circumstances. Further, the Compensation Committee believes that its actions will enable the Company to return to a normalized compensation structure and approach as the industry stabilizes. Each of the decisions outlined below is more fully described in the subsequent sections of this CD&A and the tables that follow.
2023 Key Compensation Determinations
•
No compensation components were increased for the CEO.

•
For NEOs other than the CEO, base salaries and annual bonus opportunities remained at 2022 levels, although modest increases to annual equity grants were made to shift pay mix toward equity-based components.

•
In connection with the Reverse Split, all outstanding unvested equity awards were reduced in an equivalent manner.

•
For 2023 annual equity grants, aggregate award values were allocated between the Company’s Common Stock and APEs based upon the relative market capitalization of each security to align management incentives with the interests of our overall equity ownership base. With the APE Conversion, APE-based awards converted into awards based upon Common Stock (after giving effect to the Reverse Split).

•
The Company adopted a comprehensive policy providing for recovery of erroneously awarded incentive-based compensation in the event of a restatement of the Company’s financial statements.

•
In order to provide for greater certainty and in light of the Company’s below market cash payouts upon a change in control, the Compensation Committee adopted a policy providing for automatic acceleration of unvested equity awards upon a change in control for senior officers.

•
Despite significant industry underperformance compared to forecasts for 2023, Company performance achieved levels permitting for annual incentive plan pay out at 200% of the industry-adjusted target, the maximum permitted under the compensation programs.

•
On February 23, 2023, the Compensation Committee determined that the failure to attain the 2022 performance goals applicable to equity grants was primarily due to changes in studio movie release schedules, which was outside the control of the Company and was not known at the time the performance targets were established. In recognition of the ongoing extraordinary efforts of the Company’s management team as the theatrical exhibition industry continues to lag its pre-pandemic performance, encourage continued engagement, and incentivize executives during continued difficult business conditions, the Compensation Committee, in consultation with the Company’s independent compensation consultant, approved one-time immediately vested awards of the Company’s Common Stock and APEs. The awards were calculated based upon the difference between the vesting level of the equity grants allocated to the 2022 tranche year and the maximum vesting level of such grants, which the Compensation Committee believed would have been achieved had the performance goals been set based upon the ultimate industry box office level. For accounting purposes, the special awards were treated as modifications of outstanding equity grants and the value is reflected in the Company’s 2023 compensation tables that follow.

2024 Actions
•
The base salary and annual bonus opportunity for the CEO will remain at the 2023 levels. The value of annual equity grants for the CEO was reduced by approximately 37%, resulting in a reduction in total compensation at target of 25%.

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•
For NEOs other than the CEO, base salaries increases for 2023 averaged 4.6%, annual bonus opportunities as a percentage of base salary remain at 2023 levels, and annual equity grants were reduced by an average of 4.1%. As a result, total compensation at target for the remaining NEOs remains basically flat.

•
The Company adopted the AMC Entertainment Holdings 2024 Equity Incentive Plan (the “2024 Plan”) and has submitted it to stockholders for approval at the Annual Meeting. As a result, 2024 equity grants were made contingent upon stockholder approval of the 2024 Plan. If stockholders fail to approve the 2024 Plan, the Compensation Committee will consider alternatives to maintain compensation at competitive levels, which may include cash-settled grants.

•
As disclosed in Item 9B of the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024, the Compensation Committee determined that the industry underperformance and prolonged strikes by the WGA and SAG-AFTRA had a material impact on the Company’s performance in 2023. In light of the fact that these industry impediments were outside the control of the Company and were not known at the time the performance targets were established, the Compensation Committee, in consultation with the Company’s independent compensation consultant, approved modifications to the performance goals applicable to equity grants allocated to the 2023 tranche year. As a result of the modifications, the impacted equity grants vested at the maximum level. For accounting purposes, the incremental increase in fair value resulting from the modifications will be reflected in the Company’s 2024 compensation tables.

How Our Compensation Program Works
The Compensation Committee regularly reviews best practices in executive compensation and uses the following guidelines to design our compensation programs during ordinary business cycles, with exceptions made only under extraordinary circumstances:
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Components of Our Pay
Our Compensation Committee oversees our executive compensation program, which includes three primary compensation elements: base salary, annual cash incentives, and long-term equity awards. The Compensation Committee has tailored our program to incentivize and reward specific aspects of Company performance that it believes are central to delivering long-term stockholder value.

Base Salary

- Fixed pay, set with regard to responsibilities, market norms, and individual performance

Annual Cash Incentives

- Annual incentives intended to reward short-term performance for executives other than the CEO and CFO, based on:
  - 80% corporate goals (Adjusted EBITDA) and 20% individual performance
  - For the CEO and CFO, 100% based on corporate performance

Long-Term Equity Incentives

- Focused on incentivizing executives for long-term performance, as well as providing a retention vehicle for our top executive talent
- Annual equity grants are delivered as:
  - 50% time-vesting RSUs, vesting ratably over 3-years
  - 50% PSUs with vesting based on annual Adjusted EBITDA and free cash flow performance goals, vesting ratably over 3-years

Pay Mix
The Compensation Committee utilizes the above-mentioned compensation elements to promote a performance-based culture that aligns the interests of management and stockholders. The Compensation Committee chooses an appropriate balance of fixed and variable pay as well as long-term versus short-term incentives and opportunities. In 2023, our target pay mix was as follows:
CEO Target Pay Mix	Average Other NEO Target Pay Mix

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EXECUTIVE COMPENSATION PHILOSOPHY AND PROGRAM OBJECTIVES
The goals of the Compensation Committee with respect to executive compensation are:
•
to attract, retain, motivate, and reward talented executives;

•
to tie annual compensation incentives to the achievement of specified performance objectives; and

•
to achieve long-term creation of value for our stockholders by aligning the interests of these executives with those of our stockholders.

To achieve these goals, we endeavor to maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic, operational, and financial goals and other non-financial goals that the Compensation Committee deems important. The Compensation Committee evaluates our compensation programs to ensure they are supportive of these goals and our business strategy and align the interests of our executives with those of our stockholders.
EXECUTIVE COMPENSATION PROGRAM ELEMENTS
Our executive compensation program primarily consists of a combination of base salary, annual cash incentives, and long-term equity incentives. Our Compensation Committee believes that a combination of these elements offers the best approach to achieving our compensation goals, including attracting and retaining talented and capable executives and motivating our executives and other officers to expend maximum effort to improve the business results and earnings and create long-term, sustainable growth of stockholder value.
Base Salaries
Base salaries for our NEOs are reviewed from time to time by the Compensation Committee and may be increased pursuant to such review and in accordance with guidelines contained in the various employment agreements to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. Base salaries for our NEOs are established based on several considerations, including:
•
the scope of their responsibilities

•
current competitive practices of peer group companies

•
individual performance and achievements

•
current compensation

•
recommendations from the CEO for executives (other than the CEO)

The table below shows the annual base salaries for our NEOs for 2023, compared to 2022:
Executive	2023 Base Salary	2022 Base Salary	% Increase / (Decrease)
Adam M. Aron	$1,500,000	$1,500,000	0%
Sean D. Goodman	800,000	800,000	0%
Daniel E. Ellis	595,000	595,000	0%
Elizabeth F. Frank	595,000	595,000	0%
Kevin M. Connor	561,350	561,350	0%
Annual Incentive Program
The Compensation Committee has the authority to award annual incentive bonuses to our NEOs pursuant to our annual incentive compensation program (“AIP”), which historically have been paid in cash and traditionally have been paid in a single installment in the first quarter of the subsequent year upon certification of performance by the Compensation Committee.
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Under employment agreements with our NEOs, each NEO is eligible for an annual bonus, as may be determined by the Compensation Committee from time to time. We believe that annual bonuses based on performance serve to align the interests of management and stockholders. Individual bonuses are performance-based and, as such, can be highly variable from year to year. The annual incentive bonus opportunities for our NEOs are determined by our Compensation Committee, taking into account the recommendation of our CEO (except with respect to his own bonus).
Payout Opportunities
Consistent with the prior year, the aggregate bonus for each NEO was set as a percentage of base salary ranging from 65% to 200% and, except for Mr. Aron and Mr. Goodman, was apportioned to a Company component (80%) and an individual component (20%). In the case of Mr. Aron and Mr. Goodman, their aggregate bonus is entirely based on Company performance with no individual component. There were no changes in AIP payout opportunities as a percentage of base salary for any NEOs between the 2022 and 2023 fiscal years.
2023 Performance Goals
Company Performance:   Consistent with past years, for 2023, the Company component was based on attainment of an Adjusted EBITDA goal. For purposes of the AIP, Adjusted EBITDA is determined in the same manner as described and defined in the Company’s Annual Report on Form 10-K (see Appendix A for the calculation of Adjusted EBITDA). Payouts under the AIP can range from 0% to 200% of target depending upon actual performance measured against the Adjusted EBITDA goal. There is no payout for attainment below 80% of the goal, at the 80% threshold payout is 50% of target, at 100% attainment payout is 100% of target, and at the maximum attainment of 120% payout is 200% of target. The following chart represents the AIP payout scale for the Company component:
Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate, leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance goals. Box office volatility and the difficulty of making assumptions continued to be amplified for 2023 because of the continuing recovery from the COVID-19 pandemic and the WGA and SAG-AFTRA strikes. Based on an estimated domestic industry box office of $9.9 billion and international market industry attendance of 429.0 million for 2023 at the beginning of the year, the projected Adjusted EBITDA performance levels ranged from a threshold of $382.7 million (50% payout) to a target of $478.4 million (100% payout) to a maximum of $574.1 million (200% payout). In recognition of the box office volatility and the high level of uncertainty around planning assumptions, the Compensation Committee determined that, in order to maintain an incentive for management in the event of industry underperformance and to limit compensation expense exposure in the event of industry overperformance, that the AIP performance goal should be indexed to domestic industry box office and international market industry attendance levels (due to lack of visibility into industry box office in certain international markets where we operate). Therefore, the Adjusted EBITDA goal was made adjustable dependent upon actual North American industry box office results and industry attendance in the international markets in which the Company operates using the following scale:
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2023 AIP Industry Indexed Consolidated Adjusted EBITDA Target
Domestic Component
Industry Box Office*	$7.5 billion	$9.9 billion	$11.0 billion
Adj EBITDA Component	$(0.4 million)	$440.0 million	$626.8 million
International Component
Industry Attendance*	323.2 million	429.0 million	476.6 million
Adj EBITDA Component	$(126.3 million)	$38.5 million	$113.0 million
Consolidated Adjusted EBITDA Target	$(126.7 million)	$478.4 million	$739.8 million

*
If actual industry domestic box office and/or international attendance performance falls between two stated levels, the target components shall be determined by linear interpolation

Individual Performance:   The individual component of the bonus is based on overall individual performance and contribution to our strategic and financial goals. Our Compensation Committee and our CEO retain certain discretion to decrease or increase individual component bonuses relative to the targets based on qualitative or other subjective factors deemed relevant by the Compensation Committee.
2023 Payouts
The following table summarizes the AIP bonus for our NEOs for 2023:
Opportunity						Actual
Executive	2023 Base Salary	Target (as % of base salary)	Target ($)	Allocation		Achievement
								2023 Earned AIP
				Company	Individual	Company	Individual
Adam M. Aron	$1,500,000	200%	$3,000,000	100%	—%	200%	—%	$6,000,000
Sean D. Goodman	800,000	100%	800,000	100%	—%	200%	—%	1,600,000
Daniel E. Ellis	595,000	65%	386,750	80%	20%	200%	110%	703,885
Elizabeth F. Frank	595,000	65%	386,750	80%	20%	200%	120%	711,620
Kevin M. Connor	561,350	65%	364,900	80%	20%	200%	90%	649,500
Our Compensation Committee approved bonus amounts to be paid for the performance during 2023. The Company attained Adjusted EBITDA of $425.8 million (calculated as set forth on Appendix A) for the year ended December 31, 2023. Actual North American industry box office was $9.03 billion for 2023 and industry attendance in the international markets in which the Company operates was 422.7 million in 2023, which resulted in an industry-adjusted Adjusted EBITDA goal of $255.0 million. As a result, the Compensation Committee determined performance attainment to be 167% of target, equating to a 200% payout of the Company component, the maximum permitted under the AIP. Payouts would have been significantly higher without the caps established by the Compensation Committee.
For the NEOs other than the CEO and CFO, the individual component was approved ranging from 90% to 120% of target by the Compensation Committee following a review of each such NEO’s individual performance.
Retention Bonus for Mr. Goodman
In order to secure retention of his services as the Company’s CFO and to preempt recruitment attempts, in March 2021, the Compensation Committee approved a special cash retention bonus for Mr. Goodman. The committee determined that it was essential to provide stability in the role of CFO during the Company’s recovery from the COVID-19 pandemic. The retention bonus was paid as set forth below, subject to Mr. Goodman’s continued employment as of each date.
Vesting Date	Retention Bonus Payable
March 17, 2022	$450,000
March 17, 2023	450,000
March 17, 2024	900,000
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Equity-Based Incentive Compensation Program
Our Compensation Committee believes that the equity-based incentive compensation program furthers our goal to attract, retain and motivate talented executives by enabling such executives to participate in the Company’s long-term growth and financial success and aligns the interests of management and stockholders.
Our annual grants are equally split between:
•
Time-vesting Restricted Stock Units (“RSUs”); and

•
Performance-vesting Performance Stock Units (“PSUs”).

Each RSU and PSU represents the right to receive one share of Common Stock on a future settlement date. To determine the size of grants, our Compensation Committee considers prior executive performance, level of responsibility, the executive’s ability to influence the Company’s long-term growth and business performance, among other factors. The Compensation Committee does not apply a strict methodology to these factors and does not benchmark executive pay to a particular reference point of the peer group. Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance goals.
In making grants of RSUs and PSUs, the Compensation Committee approves a target award value for each participant. For 2023, the award value was allocated between Common Stock and APE denominated grants based on the relative market capitalization of each security, which resulted in an allocation of 57.1% to Common Stock and 42.9% to APEs. The award value for each security type was then divided by a price measurement to determine the number of RSUs and PSUs granted. The default price measurement used in the calculation is the average closing price for the underlying security over the five days preceding the date of grant. Equity-based compensation components reflected in the executive compensation tables represent the aggregate grant date fair value of the award and are based upon the closing price for our Common Stock on the date of grant. Since the stock prices used to calculate the grants and determine the compensation value are different, in times of high volatility, the reflected compensation may ultimately be higher or lower than that targeted by the Compensation Committee. For the 2023 grants, the average prices used to calculate the grants were $56.04 for Common Stock and $23.46 for APEs and the price used to calculate the compensation included in the tables was $62.30 for Common Stock and $22.20 for APEs.
2023 Annual Equity Grants
On February 23, 2023, the Compensation Committee approved grants of RSUs, and PSUs (the “2023 RSUs” and “2023 PSUs”), to certain of the Company’s employees under the Company’s 2013 Equity Incentive Plan (the “EIP”). Our NEOs received the following grants (in units):
Executive	2023 RSUs	2023 PSUs	Total
Adam M. Aron	135,290	135,290	270,580
Sean D. Goodman	30,818	30,818	61,636
Daniel E. Ellis	14,089	14,090	28,179
Elizabeth F. Frank	14,089	14,090	28,179
Kevin M. Connor	11,208	11,208	22,416
Restricted Stock Units
The 2023 RSUs vest ratably over a three-year period, with the first tranche vesting on the first business day of the fiscal year starting after the grant date. The executive must remain employed by the Company through the last day of the fiscal year immediately prior to the vesting date. A dividend equivalent equal to the amount paid, if any, in respect of one share of the securities underlying the RSUs begins accruing with respect to the RSUs on the date of grant. Such accrued dividend equivalents are paid to the holder upon vesting of the RSUs.
Performance Stock Units
The 2023 PSUs are subject to Adjusted EBITDA and free cash flow (“FCF”) performance goal conditions and service conditions over a three-year performance period. For purposes of the EIP, Adjusted EBITDA is determined in the same manner
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as described and defined in the Company’s Annual Report on Form 10-K. For purposes of the EIP, FCF is defined as cash flow from operations less gross capital expenditures and changes in construction payables. Of the 2023 PSUs, 60% were allocated to Adjusted EBITDA targets with the remaining 40% allocated to FCF targets. See Appendix A for the calculation of these numbers. Adjusted EBITDA and FCF are non-GAAP financial measures and should not be construed as an alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance.
The 2023 PSUs are divided into three tranches with each tranche allocated to a fiscal year within the three-year performance period covered by the grant (each a “Tranche Year”). Each tranche is subject to a separate performance goal applicable to its corresponding Tranche Year. At the time of grant, the Compensation Committee established the performance goals for the first Tranche Year covered by the 2023 PSUs. The subsequent tranches remain subject to substantive performance goals established and approved by the Compensation Committee in conjunction with the budgeting process for their applicable Tranche Year. Tranches are not valued and included in the compensation tables of the proxy statement until the year in which the performance goals for their applicable Tranche Year are established. The PSUs will be forfeited upon termination of the holder’s employment for any reason prior to the end of the applicable Tranche Year. PSUs will vest based upon certification of performance for the applicable Tranche Year by the Compensation Committee. A dividend equivalent equal to the amount paid, if any, in respect of one share of the securities underlying the PSUs begins accruing with respect to the PSUs on the date of grant. Such accrued dividend equivalents are paid to the holder upon, and only to the extent of, vesting of the PSUs.
2023 Tranche Year Performance Goals & Modification
For purposes of reporting executive compensation and accounting for stock compensation expense, PSU tranches are not considered granted until such time as the performance goals are established. As a result, only the PSU tranches allocated to the 2023 Tranche Year are included in the summary compensation tables. Subsequent tranches will be included in the summary compensation tables for the years in which performance goals for such tranches are established. The 2023 Tranche Year was applicable to the following PSU awards: (i) tranche I of the 2023 PSUs, (ii) tranche II of the 2022 PSUs, and (iii) tranche III of the 2021 PSUs. The table below summarizes the number of PSUs at target allocated to the 2023 Tranche Year for each NEO:
	2023 PSUs Tranche I		2022 PSUs Tranche II		2021 PSUs Tranche III
	Adj EBITDA	FCF	Adj EBITDA	FCF	Adj EBITDA	FCF
Adam M. Aron	27,058	18,039	10,766	7,178	37,975	25,317
Sean D. Goodman	6,163	4,109	2,268	1,512	8,101	5,401
Daniel E. Ellis	2,818	1,878	1,020	680	3,292	2,196
Elizabeth F. Frank	2,818	1,878	1,020	680	4,177	2,785
Kevin M. Connor	2,241	1,494	794	530	3,292	2,196
Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance goals. Box office volatility and the difficulty of making assumptions were amplified for 2023 due to the continuing recovery from the COVID-19 pandemic and the WGA and SAG-AFTRA strikes. Based upon expectations that domestic box office performance would improve in 2023 to $9.9 billion and attendance in our international markets would be 429 million, the Company projected positive Adjusted EBITDA, but continuing negative FCF for 2023. On February 23, 2023, the Compensation Committee established the following performance goals for vesting of the PSU tranches allocated to the 2023 Tranche Year:
Metric	Original 2023 Tranche Year Performance Goals
	Threshold	Target	Maximum
Adjusted EBITDA(1)	$382,720,000	$478,400,000	$574,080,000
FCF(1)	(403,560,000)	(336,300,000)	(269,040,000)
Potential Vesting Level	50%	100%	200%

(1)
Adjusted EBITDA and FCF are non-GAAP financial measures and should not be construed as an

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alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance.
On February 22, 2024, the Compensation Committee determined that the industry underperformance and prolonged strikes by the WGA and SAG-AFTRA had a material impact on the Company’s performance in 2023. In light of the fact that these industry impediments were outside the control of the Company and were not known at the time the performance goals were established, the Compensation Committee, in consultation with the Company’s independent compensation consultant, approved modifications to the performance goals applicable to equity grants allocated to the 2023 Tranche Year. The modified performance goals are set forth below:
Metric	Modified 2023 Tranche Year Performance Goals
	Threshold	Target	Maximum
Adjusted EBITDA(1)	$204,000,000	$255,000,000	$306,000,000
FCF(1)	(671,760,000)	(559,800,000)	(447,840,000)
Potential Vesting Level	50%	100%	200%

(1)
Adjusted EBITDA and FCF are non-GAAP financial measures and should not be construed as an alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance.

Because achievement of the performance targets prior to modification was improbable and became probable after modification, in accordance with ASC 718, Compensation—Stock Compensation, additional stock compensation for the PSUs allocated to the 2023 Tranche Year was recognizable on the modification date equal to the incremental fair value. Since the modification occurred after the end of the fiscal year, the additional stock compensation for the PSUs allocated to the 2023 Tranche Years will be included in the 2024 compensation tables.
The Compensation Committee reviewed the Company’s financial results and certified achievement of $425.8 million Adjusted EBITDA and ($440.8 million) FCF (each calculated as set forth on Appendix A) for the year ended December 31, 2023. As a result, all outstanding PSU tranches allocated to the 2023 Tranche Year with an Adjusted EBITDA target vested at the 200% level and those with an FCF target vested at the 200% level. Absent the modifications approved by the Compensation Committee, the PSU tranches allocated to the 2023 Tranche Year with an Adjusted EBITDA target vested at the 86% level and those with an FCF target would not have vested.
2023 Special Equity Grants
On February 23, 2023, the Compensation Committee determined that the failure to attain the performance goals applicable to the 2022 Tranche Year was primarily due to changes in studio movie release schedules, which was outside the control of the Company and was not known at the time the performance targets were established. In recognition of the ongoing extraordinary efforts of the Company’s management team as the theatrical exhibition industry continues to lag its pre-pandemic performance, encourage continued engagement, and incentivize executives during continued difficult business conditions, the Compensation Committee, in consultation with the Company’s independent compensation consultant, approved one-time immediately vested awards of the Company’s Common Stock and APEs (the “2023 Special Grants”). The 2023 Special Grants were calculated based upon the difference between the vesting level of the equity grants allocated to the 2022 Tranche Year and the maximum vesting level of such grants, which the Compensation Committee believed would have been achieved had the performance goals been set based upon the ultimate industry performance levels. For accounting purposes, the value of the 2023 Special Grants is reflected in the 2023 compensation tables. The table below summarizes the number of shares granted to each NEO and the corresponding value for 2023 included in the Summary Compensation Table:
Executive	Shares	Value
Adam M. Aron	186,643	$7,885,650
Sean D. Goodman	39,280	1,659,580
Daniel E. Ellis	16,914	714,633
Elizabeth F. Frank	20,808	879,130
Kevin M. Connor	16,243	686,284
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Award Modifications for Reverse Split and APE Conversion
In connection with the Reverse Split and APE Conversion and in accordance with the terms of the EIP, the Compensation Committee approved an equitable adjustment of awards outstanding under the EIP. Effective upon the Reverse Split, the Common Stock denominated RSUs/PSUs outstanding under the EIP were equitably adjusted at a ratio of one-for-ten consistent with the Reverse Split in the Common Stock. Further, effective upon the APE Conversion, the APE denominated RSUs/PSUs outstanding under the EIP were cancelled and replaced with Common Stock denominated RSUs/PSUs at a ratio of one-for-ten. All other terms and conditions of outstanding RSUs and PSUs (including vesting, forfeiture, and acceleration provisions, and with respect to PSUs, performance goals) that were applicable to the awards prior to the equitable adjustment continued to apply. Because the modifications were consistent with the corporate actions taken on the underlying securities, the modification did not change the performance goals applicable to the outstanding awards, and due to the lack of impact on the probability of vesting, no additional stock-based compensation was recognized in accordance with ASC 718, Compensation—Stock Compensation.
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COMPENSATION SETTING PROCESS

Independent Compensation Consultant
For compensation related decisions effective for 2023, the Compensation Committee retained the services of Aon as independent executive compensation consultant to advise the Compensation Committee on compensation matters related to the executive and director compensation programs. In 2023, Aon assisted the Compensation Committee with, among other things:
•
executive and director market pay analysis;

•
reviewing and making changes to the compensation peer group;

•
development of executive and director pay programs;

•
CEO pay recommendations;

•
decisions in response to the industry’s continuing recovery from the COVID-19 pandemic and the impact of the WGA and SAG-AFTRA strikes; and

•
Assisting with the Compensation, Discussion and Analysis disclosures.

Aon reported to the Compensation Committee and had direct access to the chairperson and the other members of the Compensation Committee.
The Compensation Committee conducted a specific review of its relationship with Aon in 2023 and determined that Aon’s work for the Compensation Committee did not raise any conflicts of interest. Aon’s work has conformed to the independence factors and guidance provided by the Dodd-Frank Act, the SEC, and the NYSE.
2023 Peer Group
The Company has adopted a peer group of companies as a reference group to provide a broad perspective on competitive pay levels and practices. Peer companies were selected based on industry classification, company size in terms of revenue and market capitalization, and similarity in business operations. The Compensation Committee periodically reviews and updates the peer group, as necessary, upon recommendation of its independent executive compensation consultant.
For 2023, the Company’s peer group consisted of the following 20 companies:
AMC Networks Inc. Bloomin’ Brands, Inc. Brinker International, Inc. Carnival Corporation Cinemark Holdings Inc. Darden Restaurants, Inc Formula One Group
Hilton Worldwide Holdings, Inc.
Hyatt Hotels Corporation
IMAX Corporation
Lions Gate Entertainment Corp
Live Nation Entertainment, Inc.
Marriott International, Inc.
Norwegian Cruise Line Holdings, Ltd.
Roku, Inc. Royal Caribbean Cruises, Ltd. Sinclair Broadcast Group, Inc. TEGNA, Inc Warner Bros. Discovery, Inc. Wyndham Hotels & Resorts, Inc.
Based on the selection factors mentioned above, the Compensation Committee reviewed the 2022 peer group composition and made the following changes for 2023:
Added
Formula One Group
Roku, Inc.
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OTHER COMPENSATION PRACTICES

Compensation Clawback Policy
As part of the Company’s pay for performance philosophy, the Company has adopted a policy providing for recovery of erroneously awarded incentive-based compensation in the event of a restatement of the Company’s financial statements (the “Clawback Policy”). The Clawback Policy was adopted, effective as of October 2, 2023, to comply with the listing standards adopted by the New York Stock Exchange regarding compensation recovery, and the full policy is disclosed as an exhibit to our 2023 Annual Report on Form 10-K.
Pursuant to the terms of the EIP, for a period of one year following the date on which the value of an award under the EIP is realized, such value must be repaid in the event (i) the NEO is terminated for “Cause” (as defined in the NEO’s respective employment agreement), or (ii) after termination for any other reason it is determined that such NEO (a) engaged in an act during his or her employment that would have warranted termination for “Cause”, or (b) engaged in conduct that violated a continuing obligation to the Company. If a participant receives compensation pursuant to an award under the EIP based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the participant will, upon the written request of the Company, forfeit and repay to the Company the difference between what the participant received and what the participant should have received based on the accounting restatement, in accordance with the Clawback Policy.
Mr. Aron’s, Mr. Goodman’s, Mr. Ellis’, and Ms. Frank’s employment agreements require repayment of any bonus compensation based on materially inaccurate financial statements or performance metrics.
Executive Stock Ownership Guidelines
On November 2, 2021, the Compensation Committee adopted stock ownership guidelines for our executives, as follows:
Position	Ownership Guideline
CEO	8x base salary
CFO	6x base salary
Executive Vice Presidents	4x base salary
Senior Vice Presidents	2x base salary
Each covered officer is required to achieve the applicable ownership guideline within five years after adoption of the guidelines, becoming a covered officer, being promoted into a position with a higher ownership guideline, or a reset resulting from a dramatic decline in stock price in a single year. Outstanding Common Stock, unvested RSUs and unvested PSUs at target count for measurement of ownership using a 30-day volume weighted average price for the Company’s Common Stock. Covered officers who fall below their applicable ownership guideline have a five-year cure period, after which the Compensation Committee may require that compensation otherwise payable in cash be paid in Common Stock to achieve the applicable ownership guideline. As of December 31, 2023, all NEOs were still within the five-year grace period for compliance.
Anti-Hedging Policy
Under our Insider Trading Policy, directors and officers (Vice President and above) are prohibited from engaging in short sales or investing in other kinds of hedging transactions or financial instruments (including puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to offset any decrease in the market value of the Company’s securities.
Anti-Pledging Policy
Under our Insider Trading Policy, directors and officers (Vice President and above) are prohibited from utilizing the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan or other obligation.
Retirement Benefits
We provide retirement benefits to the NEOs under both qualified and non-qualified defined benefit and defined contribution retirement plans. The Defined Benefit Retirement Income Plan for Certain Employees of American Multi-Cinema,
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Inc. (“AMC Defined Benefit Retirement Income Plan”) and the AMC 401(k) Savings Plan are both tax-qualified retirement plans in which the NEOs participate on substantially the same terms as our other participating employees. Due to limitations on benefits imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”), we established a non-qualified supplemental defined benefit plan (the “AMC Supplemental Executive Retirement Plan”). On November 7, 2006, our Board approved a proposal to freeze the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan, effective as of December 31, 2006. Benefits no longer accrue under the AMC Defined Benefit Retirement Income Plan or the AMC Supplemental Executive Retirement Plan for our NEOs or for other participants.
The “Pension Benefits” table and related narrative section “Pension and Other Retirement Plans” below describes our qualified and non-qualified defined benefit plans in which our NEOs participate.
Non-Qualified Deferred Compensation Program
The Company sponsored the AMC Non-Qualified Deferred Compensation Plan (the “NQDC Plan”), pursuant to which NEOs were permitted to elect to defer base salaries and their cash bonuses. Amounts deferred under the NQDC Plan were credited with an investment return determined as if the participant’s account was invested in one or more investment funds made available by the Company and selected by the participant. The Company could, but need not, credit the deferred compensation account of any participant with a discretionary or profit-sharing credit as determined by the Company. On May 3, 2021, the Company terminated the NQDC Plan and account balances were distributed to participants in May 2022. There were no Non-Qualified Deferred Compensation Programs in place during the year ended December 31, 2023.
Severance and Other Benefits Upon Termination of Employment
We believe that the occurrence, or potential occurrence, of a change of control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage certain of our executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain, we provide the executives with severance benefits if they terminate their employment within a certain number of days following specified changes in their compensation, responsibilities or benefits following a change of control. Accordingly, we provide such protections for each of the NEOs and for other of our senior officers in their respective employment agreements. The Compensation Committee evaluates the level of severance benefits provided to our executive officers on a case-by-case basis. We consider these severance protections are set at a conservative level when compared with competitive practices.
As described in more detail below under “Compensation Discussion and Analysis—Potential Payments Upon Termination or Change of Control,” pursuant to their employment agreements, each of the NEOs is entitled to severance benefits in the event of termination of employment without cause and certain NEOs are entitled to severance benefits upon death or disability. In the case of Mr. Aron, Mr. Goodman, Mr. Ellis, and Ms. Frank, resignation for good reason (as defined in their respective employment agreements) also entitles them to severance benefits.
Tax and Accounting
Prior to 2018, Section 162(m) of the Internal Revenue Code generally disallowed publicly held companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and the three other most highly compensated executive officers unless such compensation qualified for an exemption for certain compensation that was based on performance. Pursuant to the 2017 Tax Cuts and Jobs Act, signed into law on December 22, 2017 (the “Tax Act”), for fiscal years beginning after December 31, 2017, subject to certain transition rules, the performance-based compensation exception to the deduction limitations under Section 162(m) is no longer be available. As a result, for fiscal years beginning after December 31, 2017, all compensation in excess of $1,000,000 paid to the specified executives is not deductible. The Compensation Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based, and consistent with the goals of the Company and its stockholders.
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EXECUTIVE COMPENSATION

Summary Compensation Table
The following table presents information regarding compensation of our principal executive officer and our principal financial officer, and our three other most highly compensated executive officers for services rendered during the year ended December 31, 2023. These individuals are referred to as “NEOs.”
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)(4)	All Other Compensation(5)	Total
Adam M. Aron	2023	$1,500,000	$—	$17,908,855	$6,000,000	$—	$23,106	$25,431,961
Chairman, Chief Executive	2022	1,500,000	—	16,194,055	6,000,000	—	22,106	23,716,161
Officer, President and	2021	1,451,923	—	11,436,117	6,000,000	—	21,506	18,909,546
Director
Sean D. Goodman(6)	2023	800,000	450,000	3,891,036	1,600,000	—	16,554	6,757,590
Executive Vice President,	2022	800,000	450,000	3,408,536	1,600,000	—	15,554	6,274,090
International Operations, Chief Financial Officer, and	2021	785,577	—	2,312,071	1,600,000	—	14,954	4,712,602
Treasurer
Daniel E. Ellis(7)	2023	595,000	—	1,704,558	703,885	—	16,012	3,019,456
Executive Vice President	2022	585,385	—	1,489,373	696,150	—	13,569	2,784,477
Chief Operations and
Development Officer
Elizabeth F. Frank(6)	2023	595,000	25,000	1,931,449	711,620	—	14,704	3,277,774
Executive Vice President,	2022	591,154	—	1,716,758	696,150	—	13,652	3,017,714
Worldwide Programming	2021	571,323	—	1,286,963	672,750	408,473	12,922	2,952,430
and Chief Content Officer
Kevin M. Connor(7)	2023	561,350	—	1,519,929	649,500	8,391	17,255	2,756,425
Senior Vice President,	2022	558,206	—	1,338,740	656,800	—	16,128	2,569,874
General Counsel and
Secretary

(1)
As required by SEC Rules, amounts shown in this column, “Stock Awards,” present the aggregate grant or modification date fair value of RSUs, PSUs and stock awards granted or modified in each year in accordance with ASC 718, Compensation—Stock Compensation and represents the value based on the probable outcome of performance conditions. See also Note 9—Stockholders’ Deficit to our audited financial statements for the year ended December 31, 2023, included in our 2023 Annual Report on Form 10-K. These awards and modifications were made under the provisions of the equity-based incentive compensation program. No modifications during 2023 resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” above for information regarding the awards, modifications, and the performance criteria.

In 2023, the Company granted 2023 Special Grants, 2023 RSUs and 2023 PSUs to officers and established performance goals for the 2023 Tranche Year which were applicable to tranche I of the 2023 PSUs, tranche II of the 2022 PSUs and tranche III of the 2021 PSUs. For compensation purposes, PSU tranches are not considered granted until such time as the performance goals are established. As a result, only the fair value of PSU tranches allocated to the 2023 Tranche Year are included in the summary compensation tables. The fair value for subsequent tranches will not be determined until performance goals for such tranches are established and will be included in the summary compensation tables for such years as applicable. The 2023 Special Grants were made in lieu of vesting of certain PSU tranches allocated to the 2022 Tranche Year, the value of which are included in Stock Awards for 2022 even though they ultimately did not vest. See “Compensation Discussion and Analysis—2023 Special Grants” above for additional information on the 2023 Special Grants.
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The fair value at grant of the 2023 Special Grants, 2023 RSUs and the tranches of the 2023 PSUs, 2022 PSUs and 2021 PSUs allocated to the 2023 Tranche Year was based on the closing price of the Company’s Common Stock and APEs on the grant approval date of February 23, 2023, of $62.30 and $22.20, respectively. The referenced prices have been adjusted to reflect the Reverse Split and APE Conversion. Had the grants been valued using the closing price of our Common Stock on April 4, 2024, of $3.00, the resulting value would be $1,344,781, $292,949, $128,651, $144,761, and $113,984 for Mr. Aron, Mr. Goodman, Mr. Ellis, Ms. Frank, and Mr. Connor, respectively.
For the PSUs, the amount above includes the probable outcome at the time of grant and for the RSU’s and the 2023 Special Grants the target/maximum value is included. The probable and maximum value of the PSUs at grant is detailed below:
	Probable	Maximum
Adam M. Aron
EIP—2023 PSU	$1,647,766	$3,295,531
EIP—2022 PSU	758,033	1,516,065
EIP—2021 PSU	2,674,070	5,348,140
Sean D. Goodman
EIP—2023 PSU	375,332	750,664
EIP—2022 PSU	159,587	319,173
EIP—2021 PSU	570,493	1,140,987
Daniel E. Ellis
EIP—2023 PSU	171,576	343,153
EIP—2022 PSU	71,808	143,616
EIP—2021 PSU	231,775	463,550
Elizabeth F. Frank
EIP—2023 PSU	171,576	343,153
EIP—2022 PSU	71,808	143,616
EIP—2021 PSU	294,170	588,340
Kevin M. Connor
EIP—2023 PSU	136,496	272,992
EIP—2022 PSU	55,855	111,709
EIP—2021 PSU	231,775	463,550

(2)
See “Compensation Discussion and Analysis—Annual Incentive Program” above for a discussion of the terms of our AIP.

(3)
This column includes the aggregate increases and decreases in actuarial present value of each NEO’s accumulated benefit amounts. The amount of aggregate decreases in actuarial present value in 2022 has been omitted from the Summary Compensation Table.

		Defined Benefit Plan	Supplemental Executive Retirement Plan
Kevin M. Connor	2023	$5,851	$2,540
	2022	(26,776)	(11,848)

(4)
This column also includes the nonqualified deferred compensation above market earnings for the difference between market interest rates determined pursuant to SEC rules and the interest contingently credited by the Company on salary deferred by the NEOs. For 2022, there were no above market earnings. For 2021, the above market earnings of 24.7% for Ms. Frank were $408,473. There were no nonqualified deferred compensation programs in place for the year ended December 31, 2023.

(5)
All Other Compensation is comprised of Company matching contributions under our 401(k) savings plan which is a qualified defined contribution plan and life insurance premiums. The following table summarizes “All Other Compensation” provided to the NEOs for the year ended December 31, 2023:

	Company Matching Contributions to 401(k) Plan	Life Insurance Premiums	Total
Adam M. Aron	$13,200	$9,906	$23,106
Sean D. Goodman	13,200	3,354	16,554
Daniel E. Ellis	13,200	2,812	16,012
Elizabeth F. Frank	13,200	1,504	14,704
Kevin M. Connor	13,200	4,055	17,255

(6)
Mr. Goodman received the first installment of a special cash retention bonus in 2022 and the second installment in 2023. See “Compensation Discussion and Analysis—Retention Bonus for Mr. Goodman” above for additional information on the bonus. Ms. Frank received a special one-time bonus of $25,000 in 2023 for her contributions in establishing AMC Theatres Distribution.

(7)
Neither Mr. Ellis nor Mr. Connor were NEOs in 2021.

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Description of Employment Agreements—Salary and Bonus Amounts
We have entered into employment agreements with each of our NEOs. Change of control, severance arrangements and restrictive covenants in each of the NEO’s employment agreements are discussed in detail below in the narrative section “Potential Payments Upon Termination or Change of Control.”
Pursuant to each NEO’s employment agreement, the executive has agreed not to disclose any confidential information about the Company at any time during or after his/her employment with the Company.
Adam M. Aron.   We entered into an employment agreement with Mr. Aron that became effective on January 4, 2016. Mr. Aron’s employment agreement includes a three-year initial term, with automatic one-year extensions each year unless the Company or Mr. Aron provides notice not to extend. The agreement provides that Mr. Aron will receive an annual base salary of no less than $995,000, and a target incentive bonus opportunity for each year will be at least 125% of his base salary under the terms of the annual incentive plan in effect for the applicable year. The Board or Compensation Committee, based on its review, has discretion to increase (but not reduce) the base salary each year. Under the agreement, each year, the Company will award Mr. Aron at least $4,000,000 of value in long-term incentive equity compensation, 50% of which will be RSUs vesting in equal annual installments over three years, and 50% of which will be PSUs which will vest after three years based on the achievement of reasonable performance criteria.
Sean D. Goodman.   We entered into an employment agreement with Mr. Goodman on December 2, 2019. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Goodman will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Mr. Goodman’s target incentive bonus shall be determined by the Board (or a committee thereof). See “Executive Compensation Program Elements—Annual Performance Bonus” above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above. Mr. Goodman’s employment agreement was amended on March 19, 2021, to provide for certain retention bonus payments in the amounts of $450,000, $450,000, and $900,000 on March 17 in each of 2022, 2023 and 2024, respectively, subject to Mr. Goodman’s continued employment on such dates.
Daniel E. Ellis.   We entered into an employment agreement with Mr. Ellis on December 20, 2016. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Ellis will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Mr. Ellis’ target incentive bonus shall be determined by the Board (or a committee thereof). See “Executive Compensation Program Elements—Annual Performance Bonus” above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above.
Elizabeth F. Frank.   We entered into an employment agreement with Ms. Frank on August 18, 2010. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Ms. Frank will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Ms. Frank’s target incentive bonus shall be determined by the Board (or a committee thereof). See “Executive Compensation Program Elements—Annual Performance Bonus” above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above.
Kevin M. Connor.   We entered into an employment agreement with Mr. Connor on November 6, 2002. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Connor will receive an annual base salary that is subject to annual review by the Compensation Committee, and can be increased but not decreased, and annual bonuses based on the applicable incentive program of the Company. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above.
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Limitation of Liability and Indemnification of Directors and Officers
We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements may also require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified and to obtain directors’ and officers’ insurance, if available on reasonable terms.
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Grants and Modifications of Plan-Based Awards
The following table summarizes plan-based awards granted to NEOs during the year ended December 31, 2023:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards
Name	Approval Date	Grant Date	Threshold	Target 100%	Maximum	Threshold (#)	Target (#)	Maximum (#)
Adam M. Aron
AIP—Company(1)	N/A	N/A	$1,500,000	$3,000,000	$6,000,000
EIP—2023 RSU(3)	2/23/23	2/23/23							135,290	$4,943,337
EIP—2023 PSU(4)	2/23/23	2/23/23				22,549	45,097	90,194		1,647,766
EIP—2022 PSU(5)	2/23/23	2/23/23				8,972	17,944	35,888		758,033
EIP—2021 PSU(6)	2/23/23	2/23/23				31,646	63,292	126,584		2,674,070
EIP—2023 Special(7)	2/23/23	2/23/23							186,643	7,885,650
Sean D. Goodman
AIP—Company(1)	N/A	N/A	400,000	800,000	1,600,000
EIP—2023 RSU(3)	2/23/23	2/23/23							30,818	1,126,044
EIP—2023 PSU(4)	2/23/23	2/23/23				5,136	10,272	20,544		375,332
EIP—2022 PSU(5)	2/23/23	2/23/23				1,890	3,780	7,560		159,587
EIP—2021 PSU(6)	2/23/23	2/23/23				6,751	13,502	27,004		570,493
EIP—2023 Special(7)	2/23/23	2/23/23							39,280	1,659,580
Daniel E. Ellis
AIP—Company(1)	N/A	N/A	154,700	309,400	618,800
AIP—Individual(2)	N/A	N/A	N/A	77,350	N/A
EIP—2023 RSU(3)	2/23/23	2/23/23							14,089	514,765
EIP—2023 PSU(4)	2/23/23	2/23/23				2,348	4,696	9,392		171,576
EIP—2022 PSU(5)	2/23/23	2/23/23				850	1,700	3,400		71,808
EIP—2021 PSU(6)	2/23/23	2/23/23				2,744	5,488	10,976		231,775
EIP—2023 Special(7)	2/23/23	2/23/23							16,914	714,633
Elizabeth F. Frank
AIP—Company(1)	N/A	N/A	154,700	309,400	618,800
AIP—Individual(2)	N/A	N/A	N/A	77,350	N/A
EIP—2023 RSU(3)	2/23/23	2/23/23							14,089	514,765
EIP—2023 PSU(4)	2/23/23	2/23/23				2,348	4,696	9,392		171,576
EIP—2022 PSU(5)	2/23/23	2/23/23				850	1,700	3,400		71,808
EIP—2021 PSU(6)	2/23/23	2/23/23				3,481	6,962	13,924		294,170
EIP—2023 Special(7)	2/23/23	2/23/23							20,808	879,130
Kevin M. Connor
AIP—Company(1)	N/A	N/A	145,950	291,900	583,800
AIP—Individual(2)	N/A	N/A	N/A	73,000	N/A
EIP—2023 RSU(3)	2/23/23	2/23/23							11,208	409,520
EIP—2023 PSU(4)	2/23/23	2/23/23				1,868	3,735	7,470		136,496
EIP—2022 PSU(5)	2/23/23	2/23/23				662	1,324	2,648		55,855
EIP—2021 PSU(6)	2/23/23	2/23/23				2,744	5,488	10,976		231,775
EIP—2023 Special(7)	2/23/23	2/23/23							16,243	686,284

(1)
Awards were made under the provisions of the AIP with a payout based upon Company financial performance during the 2023 fiscal year. See “Compensation Discussion and Analysis—Annual Incentive Program” for a discussion of the AIP and the Summary Compensation Table for the actual amounts paid.

(2)
The individual component bonus of the AIP was granted subject to a review of each NEO’s individual performance and contribution to the Company’s strategic and financial goals during the 2023 fiscal year. See “Compensation Discussion and Analysis—Annual Incentive Program” for a discussion of the AIP and the Summary Compensation Table for the actual amounts paid.

(3)
Amounts shown in this row represent the number and aggregate grant date fair value of 2023 RSU awards granted by the Compensation Committee, in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The grant date fair value of the 2023 RSUs was based on the per share closing price of the Company’s Common Stock and APEs on February 23, 2023, of $62.30 and $22.20, respectively. The referenced prices and number of shares reflected in the above table have been adjusted to reflect the Reverse Split and APE Conversion. No modifications during 2023 (including

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adjustments to reflect the Reverse Split and APE Conversion) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for information regarding the awards, modifications, and the performance criteria.
(4)
Amounts shown in this row represent the number and aggregate grant date fair value of tranche I of the 2023 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The fair value of tranche I of the 2023 PSUs at the grant date was $62.30 for Common Stock denominated PSUs and $22.20 for APE denominated PSUs, based on the closing price of such securities on February 23, 2023, and represents the probable outcome at grant date of the performance goals at the target amount. The referenced prices and number of shares reflected in the above table have been adjusted to reflect the Reverse Split and APE Conversion. The grant date and fair value for tranches II and III of the 2023 PSUs will not be determined until targets for such tranches are established in 2024 and 2025, respectively and will be included in the grants of plan-based awards tables for such years, as applicable. No modifications during 2023 (including adjustments to reflect the Reverse Split and APE Conversion) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for additional information regarding the awards, modifications, and the performance criteria.

(5)
Amounts shown in this row represent the number and aggregate grant date fair value of tranche II of the 2022 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. Tranche II of the 2022 PSUs was not considered granted until the performance goals for the 2023 Tranche year were established by the Compensation Committee, which occurred on February 23, 2023. The fair value of tranche II of the 2022 PSUs at the grant date was $62.30 for Common Stock denominated PSUs and $22.20 for APE denominated PSUs, based on the closing price of such securities on February 23, 2023, and represents the probable outcome at grant date of the performance goals at the target amount. The referenced prices and number of shares reflected in the above table have been adjusted to reflect the Reverse Split and APE Conversion. The grant date and fair value for tranche III of the 2022 PSUs will not be determined until targets for such tranche is established in 2024 and will be included in the grants of plan-based awards table for such year. No modifications during 2023 (including adjustments to reflect the Reverse Split and APE Conversion) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for additional information regarding the awards, modifications, and the performance criteria.

(6)
Amounts shown in this row represent the number and aggregate grant date fair value of tranche III of the 2021 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. Tranche III of the 2021 PSUs was not considered granted until the performance goals for the 2023 Tranche year were established by the Compensation Committee, which occurred on February 23, 2023. The fair value of tranche III of the 2021 PSUs at the grant date was $62.30 for Common Stock denominated PSUs and $22.20 for APE denominated PSUs, based on the closing price of such securities on February 23, 2023, and represents the probable outcome at grant date of the performance goals at the target amount. The referenced and number of shares reflected in the above table prices have been adjusted to reflect the Reverse Split and APE Conversion. No modifications during 2023 (including adjustments to reflect the Reverse Split and APE Conversion) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for additional information regarding the awards, modifications, and the performance criteria.

(7)
Amounts shown in this row represent the number and aggregate grant date fair value of 2023 Special Grants awarded by the Compensation Committee, in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The grant date fair value of the 2023 Special Grants was based on the per share closing price of the Company’s Common Stock and APEs on February 23, 2023, of $62.30 and $22.20, respectively. The referenced prices and number of shares reflected in the above table have been adjusted to reflect the Reverse Split and APE Conversion. The 2023 Special Grants were immediately vested. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for information regarding the awards, modifications, and the performance criteria.

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Outstanding Equity Awards as of December 31, 2023
The following table presents information regarding the outstanding equity awards held by our NEOs as of December 31, 2023:
			Stock Awards
					Equity Incentive Plan Awards:
Name	Grant Date	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1)	Market or Payout Value of Shares, Units, or Other Rights That Have Not Vested ($)(2)
Adam M. Aron
EIP—2021 RSU(3)	2/23/21	RSU	63,292	$387,347	—	$—
EIP—2021 PSU—Adj. EBITDA—Tranche III(4)	2/23/21	PSU	—	—	75,950	464,814
EIP—2021 PSU—FCF—Tranche III—(5)	2/23/21	PSU	—	—	50,634	309,880
EIP—2022 RSU—(6)	3/2/22	RSU	35,884	219,610	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche II—(7)	3/2/22	PSU	—	—	21,532	131,776
EIP—2022 PSU—FCF—Tranche II—(8)	3/2/22	PSU	—	—	14,356	87,859
EIP—2023 RSU—(9)	2/23/23	RSU	135,290	827,975	—	—
EIP—2023 PSU—Adj. EBITDA—Tranche I—(10)	2/23/23	PSU	—	—	54,116	331,190
EIP—2023 PSU—FCF—Tranche I—(11)	2/23/23	PSU	—	—	36,078	220,797
Sean D. Goodman
EIP—2021 RSU(9)	2/23/21	RSU	13,504	82,644	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche III(4)	2/23/21	PSU	—	—	16,202	99,156
EIP—2021 PSU—FCF—Tranche III—(5)	2/23/21	PSU	—	—	10,802	66,108
EIP—2022 RSU—(6)	3/2/22	RSU	7,556	46,243	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche II—(7)	3/2/22	PSU	—	—	4,536	27,760
EIP—2022 PSU—FCF—Tranche II—(8)	3/2/22	PSU	—	—	3,024	18,507
EIP—2023 RSU—(9)	2/23/23	RSU	30,818	188,606	—	—
EIP—2023 PSU—Adj. EBITDA—Tranche I—(10)	2/23/23	PSU	—	—	12,326	75,435
EIP—2023 PSU—FCF—Tranche I—(11)	2/23/23	PSU	—	—	8,218	50,294
Daniel E. Ellis
EIP—2021 RSU(9)	2/23/21	RSU	5,486	33,574	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche III(4)	2/23/21	PSU	—	—	6,584	40,294
EIP—2021 PSU—FCF—Tranche III—(5)	2/23/21	PSU	—	—	4,392	26,879
EIP—2022 RSU—(6)	3/2/22	RSU	3,400	20,808	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche II—(7)	3/2/22	PSU	—	—	2,040	12,485
EIP—2022 PSU—FCF—Tranche II—(8)	3/2/22	PSU	—	—	1,360	8,323
EIP—2023 RSU—(9)	2/23/23	RSU	14,089	86,225	—	—
EIP—2023 PSU—Adj. EBITDA—Tranche I—(10)	2/23/23	PSU	—	—	5,636	34,492
EIP—2023 PSU—FCF—Tranche I—(11)	2/23/23	PSU	—	—	3,756	22,987
Elizabeth F. Frank
EIP—2021 RSU(9)	2/23/21	RSU	6,964	42,620	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche III(4)	2/23/21	PSU	—	—	8,354	51,126
EIP—2021 PSU—FCF—Tranche III—(5)	2/23/21	PSU	—	—	5,570	34,088
EIP—2022 RSU—(6)	3/2/22	RSU	3,400	20,808	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche II—(7)	3/2/22	PSU	—	—	2,040	12,485
EIP—2022 PSU—FCF—Tranche II—(8)	3/2/22	PSU	—	—	1,360	8,323
EIP—2023 RSU—(9)	2/23/23	RSU	14,089	86,225	—	—
EIP—2023 PSU—Adj. EBITDA—Tranche I—(10)	2/23/23	PSU	—	—	5,636	34,492
EIP—2023 PSU—FCF—Tranche I—(11)	2/23/23	PSU	—	—	3,756	22,987
Kevin M. Connor
EIP—2021 RSU(9)	2/23/21	RSU	5,486	33,574	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche III(4)	2/23/21	PSU	—	—	6,584	40,294
EIP—2021 PSU—FCF—Tranche III—(5)	2/23/21	PSU	—	—	4,392	26,879
EIP—2022 RSU—(6)	3/2/22	RSU	2,646	16,194	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche II—(7)	3/2/22	PSU	—	—	1,588	9,719
EIP—2022 PSU—FCF—Tranche II—(8)	3/2/22	PSU	—	—	1,060	6,487
EIP—2023 RSU—(9)	2/23/23	RSU	11,208	68,593	—	—
EIP—2023 PSU—Adj. EBITDA—Tranche I—(10)	2/23/23	PSU	—	—	4,482	27,430
EIP—2023 PSU—FCF—Tranche I—(11)	2/23/23	PSU	—	—	2,988	18,287
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(1)
Amount shown in this column represents the number of unvested units. Each unit will convert into one share of Common Stock immediately upon vesting. See “Compensation Discussion and Analysis—Equity-Based Incentive Compensation Program” above.

(2)
The fair market value was calculated based on the closing price of the Company’s Common Stock on December 29, 2023, of $6.12 per share.

(3)
Amounts shown in this row represent the remaining number of unvested and the year-end market value of the 2021 RSU award, including RSUs formerly denominated in APEs. This award vested on January 2, 2024.

(4)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche III of the 2021 PSU awards with an Adjusted EBITDA performance goal, including PSUs formerly denominated in APEs. The 2021 PSU awards were originally granted on February 23, 2021, and modified on November 2, 2021, with the performance goals covering Tranche III established on February 23, 2023. Tranche III consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2023, and ending on December 31, 2023. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2023. Subsequent to year-end, the Compensation Committee modified the performance goals covering Tranche III, certified performance attainment and approved vesting at 200% of target, so the values reflected represent the maximum level of potential vesting. This tranche vested on February 22, 2024.

(5)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche III of the 2021 PSU awards with an FCF performance goal, including PSUs formerly denominated in APEs. The 2021 PSU awards were originally granted on February 23, 2021, and modified on November 2, 2021, with the performance goals covering Tranche III established on February 23, 2023. Tranche III consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2023, and ending on December 31, 2023. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2023. Subsequent to year-end, the Compensation Committee modified the performance goals covering Tranche III, certified performance attainment and approved vesting at 200% of target, so the values reflected represent the maximum level of potential vesting. This tranche vested on February 22, 2024.

(6)
Amounts shown in this row represent the number of unvested and year-end market value of the 2022 RSU award, including RSUs formerly denominated in APEs. One-half of this amount vested on January 2, 2024, and the remainder will vest on January 2, 2025, subject to continued employment.

(7)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the 2022 PSU award with an Adjusted EBITDA performance goal, including PSUs formerly denominated in APEs. The 2022 PSU awards were originally granted on March 2, 2022, with performance goals established for tranche II on February 23, 2023. Tranche II consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2023, and ending on December 31, 2023. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2023. Performance goals for tranche III of the 2022 PSUs have not been set and amounts for such award is not included in this table. Subsequent to year-end, the Compensation Committee modified the performance goals covering Tranche II, certified performance attainment and approved vesting at 200% of target, so the values reflected represent the maximum level of potential vesting. This tranche vested on February 22, 2024.

(8)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the 2022 PSU award with an FCF performance goal, including PSUs formerly denominated in APEs. The 2022 PSU awards were originally granted on March 2, 2022, with performance goals established for tranche II on February 23, 2023. Tranche II consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2023, and ending on December 31, 2023. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2023. Performance goals for tranche III of the 2022 PSUs have not been set and amounts for such award is not included in this table. Subsequent to year-end, the Compensation Committee modified the performance goals covering Tranche II, certified performance attainment and approved vesting at 200% of target, so the values reflected represent the maximum level of potential vesting. This tranche vested on February 22, 2024.

(9)
Amounts shown in this row represent the number of unvested and year-end market value of the 2023 RSU award, including RSUs formerly denominated in APEs. One-third of this amount vested on January 2, 2024, and an additional one-third will vest on each of January 2, 2025, and January 2, 2026, subject to continued employment.

(10)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the 2023 PSU award with an Adjusted EBITDA performance goal, including PSUs formerly denominated in APEs. The 2023 PSU awards were originally granted on February 23, 2023, with performance goals established for tranche I on the same date. Tranche I consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2023, and ending on December 31, 2023. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2023. Performance goals for tranches II and III of the 2023 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee modified the performance goals covering Tranche I, certified performance attainment and approved vesting at 200% of target, so the values reflected represent the maximum level of potential vesting. This tranche vested on February 22, 2024.

(11)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the 2023 PSU award with an FCF performance goal, including PSUs formerly denominated in APEs. The 2023 PSU awards were originally granted on February 23, 2023, with performance goals established for tranche I on the same date. Tranche I consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2023, and ending on December 31, 2023. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2023. Performance goals for tranches II and III of the 2023 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee modified the performance goals covering Tranche I, certified performance attainment and approved vesting at 200% of target, so the values reflected represent the maximum level of potential vesting. This tranche vested on February 22, 2024.

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Option Exercises and Stock Vested
There were no options issued by the Company or exercised during the year ended December 31, 2023. The following table sets forth information on the vesting of the RSUs and PSUs for each NEO during the year ended December 31, 2023. The reported number of shares have been adjusted to reflect the impact of the Reverse Split and APE Conversion.
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Adam M. Aron
EIP—RSU(2)	110,835	$2,837,321
EIP—PSU(3)	35,023	1,479,739
EIP—Special Grant(4)	186,643	7,885,650
Sean D. Goodman
EIP—RSU(2)	23,327	597,130
EIP—PSU(3)	7,371	311,433
EIP—Special Grant(4)	39,280	1,659,580
Daniel E. Ellis
EIP—RSU(2)	10,046	257,132
EIP—PSU(3)	3,174	134,118
EIP—Special Grant(4)	16,914	714,633
Elizabeth F. Frank
EIP—RSU(2)	12,359	316,368
EIP—PSU(3)	3,905	164,986
EIP—Special Grant(4)	20,808	879,130
Kevin M. Connor
EIP—RSU(2)	9,646	246,893
EIP—PSU(3)	3,048	128,786
EIP—Special Grant(4)	16,243	686,284

(1)
The amount in this column reflects the number of shares underlying RSUs and PSUs that vested during the year ended December 31, 2023.

(2)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company’s Common Stock or APEs of $39.30 or $11.90, respectively, on January 3, 2023 (the vesting date) by the number of shares acquired on vesting. The referenced prices and number of shares have been adjusted to reflect the Reverse Split and APE Conversion. Amounts shown are gross amounts prior to withholding to cover tax obligations upon vesting.

(3)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company’s Common Stock or APEs of $62.30 or $22.20, respectively, on February 23, 2023 (the vesting date) by the number of shares acquired on vesting. The referenced prices and number of shares have been adjusted to reflect the Reverse Split and APE Conversion. Amounts shown are gross amounts prior to withholding to cover tax obligations upon vesting.

(4)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company’s Common Stock or APEs of $62.30 or $22.20, respectively, on February 23, 2023 (the vesting date) by the number of shares acquired on vesting. The referenced prices and number of shares have been adjusted to reflect the Reverse Split and APE Conversion. Amounts shown are gross amounts prior to withholding to cover tax obligations upon vesting.

Pension Benefits
The following table presents information regarding the present value of accumulated benefits that may become payable to the NEOs under our qualified and nonqualified defined-benefit pension plans as of December 31, 2023.
Name	Plan Name	Number of Years Credited Service(#)(1)	Present Value of Accumulated Benefit($)(2)
Adam M. Aron	—	—	$—
Sean D. Goodman	—	—	—
Daniel E. Ellis	—	—	—
Elizabeth F. Frank	—	—	—
Kevin M. Connor	Defined Benefit Retirement Income Plan	4	80,737
	Supplemental Executive Retirement Plan	4	34,781

(1)
The number of years credited service represents the number of years of service through December 31, 2006, the date the plans were frozen.

(2)
The accumulated benefit was based on service and earnings considered by the plans for the period through December 31, 2023. The present value has been calculated assuming the NEOs will remain in service until age 65, the age at which retirement may occur without any reduction in benefits, and that the benefit is payable under the available forms of annuity consistent with the plans. The discount rate assumption was 4.76%. The post-retirement mortality assumption was based on the PRI-2012 White Collar Employees Tables with the Retiree and Contingent Survivor Tables for annuitants projected forward with scale MP-2021.

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Pension and Other Retirement Plans
We provide retirement benefits to the NEOs under the terms of qualified and non-qualified defined-benefit plans. The AMC Defined Benefit Retirement Income Plan is a tax-qualified retirement plan in which certain of the NEOs participate on substantially the same terms as our other participating employees. However, due to maximum limitations imposed by ERISA and the Internal Revenue Code on the annual amount of a pension which may be paid under a qualified defined-benefit plan, the benefits that would otherwise be payable to the NEOs under the Defined Benefit Retirement Income Plan are limited. Because we did not believe that it was appropriate for the NEOs’ retirement benefits to be reduced because of limits under ERISA and the Internal Revenue Code, we have a non-qualified supplemental defined-benefit plan that permits the NEOs to receive the same benefit that would be paid under our qualified defined-benefit plan up to the old IRS limit, as indexed, as if the Omnibus Budget Reconciliation Act of 1993 had not been in effect. On November 7, 2006, our Board approved a proposal to freeze the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan, effective as of December 31, 2006. The material terms of the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan are described below. For additional information on the material assumptions with respect to these plans, see Note 1 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.
AMC Defined Benefit Retirement Income Plan.   The AMC Defined Benefit Retirement Income Plan is a non- contributory defined-benefit pension plan subject to the provisions of ERISA. As mentioned above, the plan was frozen effective December 31, 2006.
The plan provides benefits to certain of our employees based upon years of credited service and the highest consecutive five-year average annual remuneration for each participant. For purposes of calculating benefits, average annual compensation is limited by Section 401(a)(17) of the Internal Revenue Code, and is based upon wages, salaries and other amounts paid to the employee for personal services, excluding certain special compensation. Under the Defined Benefit Retirement Income Plan, a participant earns a vested right to an accrued benefit upon completion of five years of vesting service.
AMC Supplemental Executive Retirement Plan.   AMC also sponsors a Supplemental Executive Retirement Plan to provide the same level of retirement benefits that would have been provided under the retirement plan had the federal tax law not been changed in the Omnibus Budget Reconciliation Act of 1993 to reduce the amount of compensation which can be taken into account in a qualified retirement plan. The plan was frozen, effective December 31, 2006, and no new participants can enter the plan and no additional benefits can accrue thereafter. Subject to the forgoing, any individual who is eligible to receive a benefit from the AMC Defined Benefit Retirement Income Plan after qualifying for early, normal or late retirement benefits thereunder, the amount of which is reduced by application of the maximum limitations imposed by the Internal Revenue Code, is eligible to participate in the Supplemental Executive Retirement Plan.
The benefit payable to a participant equals the monthly amount the participant would receive under the AMC Defined Benefit Retirement Income Plan without giving effect to the maximum recognizable compensation for qualified retirement plan purposes imposed by the Internal Revenue Code, as amended by Omnibus Budget Reconciliation Act of 1993, less the monthly amount of the retirement benefit actually payable to the participant under the AMC Defined Benefit Retirement Income Plan, each as calculated as of December 31, 2006. The benefit is an amount equal to the actuarial equivalent of his/her benefit, computed by the formula above, payable in either a lump sum (in certain limited circumstances, specified in the plan) or equal semi-annual installments over a period of two to ten years, with such form, and, if applicable, period, having been irrevocably elected by the participant.
If a participant’s employment with AMC terminates for any reason before the earliest date that he/she qualifies for early, normal, or late retirement benefits under the AMC Defined Benefit Retirement Income Plan, no benefit is payable under the Supplemental Executive Retirement Plan.
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Nonqualified Deferred Compensation
Prior to May 3, 2021, AMC permitted the NEOs and other key employees to elect to receive a portion of their compensation reported in the Summary Compensation Table on a deferred basis. Deferrals of compensation in recent years were made under the AMC Non-Qualified Deferred Compensation Plan (“NQDC”). Participants of the plan were able to defer annual salary and bonus (excluding commissions, expense reimbursement or allowances, cash and non-cash fringe benefits and any stock-based incentive compensation). Amounts deferred under the plan were credited with an investment return determined as if the participant’s account were invested in one or more investment funds made available by the Company and selected by the participant. AMC could, but need not, credit the deferred compensation account of any participant with a discretionary or profit-sharing credit as determined by AMC. The deferred compensation account was to be distributed either in a lump sum payment or in equal annual installments over a term not to exceed 10 years as elected by the participant and could be distributed pursuant to in-service withdrawals under certain circumstances. Any such payment was to commence upon the date of a “Qualifying Distribution Event” (as such term is defined in the Non-Qualified Deferred Compensation Plan). The Qualifying Distribution Events are designed to be compliant with Section 409A of the Internal Revenue Code. On May 3, 2021, the Company terminated the NQDC Plan. Accounts in the NQDC Plan were liquidated in May 2022. There were no non-qualified deferred compensation programs in place during the year ended December 31, 2023.
Potential Payments Upon Termination or Change of Control
The following table describes potential payments and other benefits that would have been received or receivable by each NEO or his or her estate under the officer’s employment agreement or related plans and agreements if employment had been terminated under various circumstances on December 31, 2023:
Name	Termination Following a Change of Control	Death or Disability	Termination With Good Reason by Employee	Termination Without Cause by Company	Retirement
Adam M Aron
Base Salary	$2,250,000	$—	$2,250,000	$2,250,000	$—
AIP	9,000,000	—	9,000,000	9,000,000	—
Unvested Equity Awards	6,000,000	—	6,000,000	6,000,000	—
Total	17,250,000	—	17,250,000	17,250,000	—
Sean D. Goodman
Base Salary	800,000	—	800,000	800,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	634,968	—	—	—	—
Total	1,434,968	—	800,000	800,000	—
Daniel E. Ellis
Base Salary	595,000	—	595,000	595,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	281,232	—	—	—	—
Total	876,232	—	595,000	595,000	—
Elizabeth F. Frank
Base Salary	1,190,000	—	1,190,000	1,190,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	299,299	—	—	—	—
Total	1,489,299	—	1,190,000	1,190,000	—
Kevin M. Connor
Base Salary	1,122,700	1,122,700	—	1,122,700	—
AIP	—	—	—	—	364,900
Unvested Equity Awards	236,728	—	—	—	—
Total	1,359,428	1,122,700	—	1,122,700	364,900
Employment Agreements
In the event Mr. Aron’s employment is terminated, pursuant to his employment agreement, if Mr. Aron is terminated as a result of his death or disability or without cause or for good reason (each as defined below and in the employment
67

agreement), he will receive a pro rata portion of any incentive bonus for the year in which he was terminated if the applicable targets are met. In addition, upon his termination without cause or for good reason or as a result of the Company not renewing his contract, or not renewing it on comparable terms (each an “Involuntary Termination”), Mr. Aron will be entitled to an amount equal to 1.5 times his Base Salary plus 1.5 times the average of the Incentive Bonuses paid to Mr. Aron during the 24 months preceding the date of Mr. Aron’s termination (the “Severance Benefit”). The Severance Benefit will be paid equally over a 24-month period. In addition, upon an Involuntary Termination, Mr. Aron will be paid $6,000,000 of value, through a combination of RSUs vesting and cash payments, over a 3-year period following termination. Upon an Involuntary Termination, the Company will also pay Mr. Aron an amount equal to the full cost of his medical insurance for a period of 18 months.
“Cause” is defined as committing a felony, engaging in material misconduct injurious to the Company, willfully failing to perform his duties or material breach of certain agreement covenants. “Good reason” is defined as material diminution in compensation or duties, material change in location or material breach of the agreement by the Company.
Each of Mr. Goodman and Mr. Ellis are entitled to receive cash severance payments equal to one year of his base salary in the event of termination by the Company without “Cause” or by Mr. Goodman or Mr. Ellis for “Good Reason” (as such term is defined below and in his employment agreement).
Ms. Frank is entitled to receive cash severance payments equal to two years of her base salary in the event of termination by the Company without “Cause” or by Ms. Frank for “Good Reason” (as such term is defined below and in her employment agreement).
Per Mr. Goodman’s, Mr. Ellis’ and Ms. Frank’s employment agreements, Cause shall mean, as reasonably determined by the Board based on information that one or more of the following has occurred, the executive has; (i) committed a felony or similar crime; (ii) engaged in acts of fraud, dishonesty, gross negligence or other misconduct; (iii) willfully failed to perform her duties under the agreement; or (iv) breached any provision, materially breached any contract or breached any material written Company policy. Good Reason shall mean a termination of the executive’s employment by means of resignation by the executive after the occurrence of any one of the following conditions; (i) a material diminution in the executive’s rate of base salary; (ii) a material diminution in the executive’s authority, duties, or responsibilities; (iii) a material change in the geographic location of the executive’s principal office with the Company; or (iv) a material breach of the employment agreement by the Company.
In the event Mr. Connor’s employment is terminated as a result of his death, “Disability”, or by the Company without “Cause” (as those terms are defined in the paragraph below and in the applicable employment agreement), he is entitled to a lump cash severance payment equal to two years of his base salary then in effect. Following a Change in Control (as defined in the paragraph below and in the applicable employment agreement), if Mr. Connor resigns in response to a substantial adverse alteration in responsibilities, reduction in base salary, or a material reduction in benefits, he is entitled to a lump sum cash severance payment equal to two years of his base salary then in effect. If Mr. Connor retires, he is entitled to a payment equal to a pro rata share of his AIP at target for the year in which he retires.
The employment agreement for Mr. Connor defines Disability as the executive’s incapacity due to physical or mental illness and the executive has not been regularly performing his duties and obligations for a period of 120 consecutive days. Cause is defined as a willful and continued failure by the executive to substantially perform his duties with the Company or the willful engaging by the executive in misconduct which is materially and demonstrably injurious to the Company. Change of Control is defined as a merger or similar transaction, provided the executive terminates his employment subsequent to a Change of Control within 60 days of the occurrence of any such event; (i) a substantial adverse alteration in executive’s responsibilities from those in effect immediately prior to the Change of Control; (ii) a reduction in base salary below the rate that is in effect immediately prior to the Change of Control; or (iii) a material reduction in the benefits provided to the Executive by the Company prior to the Change of Control.
Acceleration of RSU and PSU Awards.   Unvested RSU and PSU awards do not vest upon a termination by the Company, or due to death, disability, or retirement. Under the EIP, upon a Change in Control of the Company, the Compensation Committee can, in its discretion, determine to accelerate the vesting of outstanding awards. The Compensation Committee has adopted a policy (and authorized incorporation of such policy into the employment agreements of the current NEOs) to provide for automatic acceleration of unvested equity awards upon a Change in Control. For PSUs, such accelerated vesting shall occur at the higher of target or actual attainment at the time of the Change in Control event. The table above
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shows the value (based on the market price of the Company’s Common Stock at year-end) of any unvested equity awards at target, and the cash value of certain payments guaranteed to Mr. Aron.
Change in Control is generally defined as (1) any person becoming the owner of more than 35% of the combined voting power of outstanding securities of the Company, (2) election or appointment to the Board of the lesser of (i) three directors or (ii) 35% of the then current Board who (x) are not nominees approved by at least a majority of the Board or (y) are appointed or elected in connection with an actual or threatened proxy contest, or (3) a merger, consolidation, or the disposition of substantially all of the assets of the Company, subject to exceptions.
Pension Benefits.   See “Pension Benefits” above for a discussion of benefits upon termination under the Company’s pension plans.
Equity Compensation Plan Information
The following table summarizes the EIP as of December 31, 2023. The EIP expired by its terms on December 17, 2023, and no further grants can be made under the EIP. However, shares subject to awards outstanding at the time of expiration can continue to vest and be issued according to the terms of the award agreements. A replacement plan had not been adopted at year-end.
Plan Category	(a) Total Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders—AMC	—	—	952,815
Equity compensation plans not approved by security holders	—	—	—
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship between the annual total compensation of our CEO, Mr. Adam M. Aron, and the annual total compensation of our employees. This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth below, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
For the year ended December 31, 2023:
•
The median of the annual total compensation of all employees of the Company (other than our CEO) was $11,555.

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $25,431,961.

•
Based on this information, for 2023 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 2,201 to 1.

Following are the methodology and material assumptions we applied to identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the “median employee”:
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•
We selected December 31, 2023, the last day of our fiscal year, as the date upon which to identify the median employee.

•
We prepared a list of all active employees as of December 31, 2023, resulting in a list of approximately 33,812 employees in 10 countries with approximately 24,165 employees based in the U.S. and 9,647 based internationally. No countries were omitted from our determination process.

•
We determined to use total earnings for the twelve months ended December 31, 2023, as our compensation measure. Total earnings include regular pay and additional pay elements such as overtime and tips. We used this measurement as this pay data was readily available in all our locations and representative of our compensation structure.

•
We did not make any cost-of-living adjustment in identifying the median employee and we annualized the compensation of all permanent employees included in the sample who were hired in 2023 but did not work for the entire year.

•
We determined the median amount of compensation from the compiled list and the related employee was selected as our median employee. Our median employee is a part-time theatre-level film crew employee in the U.S.

•
For the median employee, we combined all elements of the respective employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K and consistent with the determination of the total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement.

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between Company’s financial performance and the “Compensation Actually Paid” to (i) our principal executive officer (“PEO”) and (ii) our NEOs other than the PEO, on an average basis (“Non-PEO NEOs”) for each of the fiscal years ending December 31, 2020, 2021, 2022, and 2023. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. For detail on our executive compensation programs, see the CD&A and the compensation tables above.
				Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:
Year(1)	Summary Compensation Table for PEO	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs		Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)	Net Loss(4) (millions)	Adjusted EBITDA(5) (millions)
2023	$25,431,961	$8,906,933	$3,952,811	$1,891,511	$13.91	$50.09	$(396.6)	$425.8
2022	23,716,161	(16,102,151)	3,661,539	(1,410,136)	92.50	36.78	(973.6)	46.6
2021	18,909,546	94,110,594	3,294,830	14,147,248	379.74	57.67	(1,269.8)	(291.7)
2020	20,926,785	11,598,195	2,757,888	1,133,986	29.60	60.85	(4,589.4)	(999.2)

(1)
For each of 2020, 2021, 2022, and 2023, Adam M. Aron served as the Company’s PEO. For 2020, the Company’s Non-PEO NEOs were Craig R. Ramsey, Sean D. Goodman, John D. McDonald, Elizabeth F. Frank, and Stephen A. Colanero. For 2021, the Company’s Non-PEO NEOs were Sean D. Goodman, John D. McDonald, Elizabeth F. Frank, and Stephen A. Colanero. For 2022 and 2023, the Company’s Non-PEO NEOs were Sean D. Goodman, Daniel E. Ellis, Elizabeth F. Frank, and Kevin M. Connor.

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(2)
The table below sets forth the adjustments to Total Compensation as reported in the Summary Compensation Tables used in calculating the Compensation Actually Paid for the year ended December 31, 2023. Fair Value, FMV, or change in Fair Value, as applicable, of equity awards was determined by reference to (i) for RSU awards, closing prices on applicable year-end date or the actual vesting dates, and (ii) for PSU awards, the same valuation methodology as RSU awards except year-end and vesting date values are multiplied by the probability of achievement as of each such date.

	2023
	PEO	Average Non-PEO NEOs
Total Reported in Summary Compensation Table (“SCT”)	$25,431,961	$3,952,811
Less, Value of Stock Awards Reported in SCT	(17,908,855)	(2,261,743)
Less, Change in Pension Value in SCT	—	(2,098)
Plus, Pension Service Cost and Impact of Pension Plan Amendments	—	—
Plus, Year-End Value of Current Year Awards that are Unvested and Outstanding	1,530,416	194,491
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding	(1,714,753)	(209,391)
Plus, FMV at Vesting of Current Year Awards that Vested this Year	7,885,650	984,907
Plus, Change in Fair Value at Vesting of Prior Year Awards that Vested this Year	661,003	84,435
Less, Prior Year Fair Value of Prior Year Awards that Forfeited this Year	(6,991,809)	(853,639)
Plus, Value of Accrued Dividend Equivalents Paid Upon Vesting of Awards this Year	13,320	1,737
Compensation Actually Paid	8,906,933	1,891,511

(3)
The Total Shareholder Return (“TSR”) for each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on December 31, 2019. The Peer Group TSR reflects the Company’s peer group consisting of Cinemark Holdings, Inc. (CNK) and IMAX Corporation (IMAX) as reflected in our Annual Report on the Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2023. Historical stock performance is not necessarily indicative of future stock performance.

(4)
Reflects the Company’s Net Loss prepared in accordance with U.S. GAAP and reported in its Annual Report on Form 10-K for the applicable fiscal year.

(5)
The Company chose Adjusted EBITDA as its Company Selected Measure for the most recent fiscal year because it is a key performance metric utilized in both the AIP and PSU grants under the EIP. Adjusted EBITDA is a non-GAAP financial measure and is determined in the same manner as described and defined in the Company’s Annual Report on Form 10-K (see Appendix A of this Proxy Statement for the calculation of Adjusted EBITDA for the fiscal year ended December 31, 2023). This performance measure may not have been the most important financial performance measure for prior fiscal years, and we may determine a different performance measure to be the most important financial performance measure in future years.

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Graphical Representation of Compensation Actually Paid and Financial Performance Measures
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Tabular List of Performance Measures
The table below lists all the financial performance measures the Company used to link compensation actually paid for our NEOs to company performance, over the fiscal year ending December 31, 2023. Adjusted EBITDA is used to determine the AIP payouts for each of the NEOs. Both Adjusted EBITDA and Free Cash Flow are used to determine vesting levels of PSU grants under the EIP to each of the NEOs. Each of Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures and should not be construed as an alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance. See Appendix A for the calculation of Adjusted EBITDA and Free Cash Flow for the fiscal year ended December 31, 2023.
Most Important Financial Performance Measures
Adjusted EBITDA
Free Cash Flow
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PROPOSAL 7:
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

As we discussed in the “Compensation Discussion and Analysis” above, the Company’s compensation program for executive officers is designed to attract and retain high quality people and to motivate them to achieve both our long-term and short-term goals. As required by Section 14A of the Exchange Act, this proposal, commonly referred to as the “say-on-pay” resolution, seeks a stockholder advisory vote on the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narratives.”
This vote is advisory and non-binding, but our Board and the Compensation Committee will consider stockholders’ concerns and evaluate whether actions are necessary to address those concerns.
The Board recommends a vote “FOR” approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement on an advisory basis.
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PROPOSAL 8:
APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN

Proposal Overview
The current equity incentive plan of the Company, the 2013 Equity Incentive Plan, as amended (the “EIP”), expired at the end of its 10-year term in December 2023. The Company proposes to replace the EIP with the AMC Entertainment Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Plan”). The Company’s continued ability to grant stock-based incentives under the 2024 Plan is critical to:
•
enable the Company to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-term success;

•
provide incentives that align the interests of the Company’s employees, consultants, and directors with those of the stockholders of the Company and that drive exceptional performance to achieve the Company’s business priorities; and

•
promote the success of the Company’s business.

Equity awards are an essential compensation component to attract top talent and any hindrance to the Company’s ability to grant equity awards will have a negative impact on the Company’s performance. Further, if the 2024 Plan is not approved, the Company will not have any shares available for issuance to fund the Company’s grants for 2024 and beyond and equity-related awards made in 2024 to executives and non-employee directors will likely need to be settled in cash, which may be better used for other business purposes. Continued issuance of cash-settled awards may not be sustainable given the Company’s cash flow challenges.
On February 22, 2024, upon recommendation by the Compensation Committee and its independent compensation consultant, the Board approved the 2024 Plan, subject to stockholder approval. A summary of the material provisions of the 2024 Plan is set forth below.
How Does the Board Recommend that I Vote on this Proposal?
The Board recommends a vote “FOR” the approval of the 2024 Plan.
Vote Required for Approval
This proposal requires approval by the holders of a majority of the votes cast with respect to this matter.
Proposal Details
As noted above, the Company’s continued ability to grant stock-based incentives that align the interests of the Company’s employees, consultants, and directors with those of the stockholders of the Company is critical to the long-range success of the Company and directly serves the interests of the Company’s stockholders. As a result of the expiration of the EIP, absent approval of the 2024 Plan the Company will not be able to cover anticipated new equity grants needed for 2024 and beyond, and equity-related awards made in 2024 to executives and non-employee directors will likely need to be settled in cash.
In order to have an appropriate supply of shares available for future equity awards to attract, retain and motivate the team responsible for achieving the Company’s business priorities, the Board unanimously recommends that the Company’s stockholders approve the 2024 Plan providing for a reserve of 25.0 million shares of Common Stock for future stock-based incentives. The Company expects that this reserve will be sufficient for approximately three years, covering grants currently anticipated over the period from 2024 through 2026. As described in the CD&A, the Company’s equity grant practices have been appropriate and emphasize variable compensation and equity-based compensation in alignment with the interests of the Company’s stockholders.
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The 2024 Plan’s material terms and certain additional features are summarized below. This summary is qualified in its entirety by reference to the full text of the 2024 Plan contained in Appendix F to these proxy materials. No award under the 2024 Plan will be settled in shares of Common Stock unless and until the 2024 Plan has been approved by the Company’s stockholders.
Stockholder interests and the future of the Company would be seriously jeopardized if the Company were unable to use equity grants to incent and retain its employees, consultants, and directors. Stock-based incentives are fundamental components of the Compensation Committee’s pay-for-performance philosophy, as reflected in the CD&A. If stockholders do not approve the 2024 Plan, equity-related awards made to executives and non-employee directors in 2024 will likely need to be settled in cash. If settled in cash, equity-related awards made to executives and non-employee directors in 2024 could range from $10.3 million to $20.1 million, based on our stock price as of the Record Date. Such a cash expenditure could have an adverse impact on the Company’s cash flow from operations, financial position, and results of operations. Approval of the 2024 Plan should reduce the magnitude of the Company’s exposure to this cash settlement risk.
The 2024 Plan contains the following key governance features protecting stockholders:
Key Governance Features in 2024 Plan
✓	Director Pay Cap: 2024 Plan contains rules placing annual caps on non-employee director equity awards	✓	Dividend Treatment: 2024 Plan contains rules barring payment of dividends or dividend equivalents before the underlying award vests or is exercised
✓	Repricing Prohibition: 2024 Plan prohibits stock option/SAR repricing without the prior approval of the stockholders of the Company	✓	Discounted Stock Options/SARs Prohibited: Stock options and SARs must be granted at no less than fair market value
✓	Award Clawback Provisions: 2024 Plan authorizes forfeiture or clawback of awards in accordance with the Company’s Executive Compensation Clawback Policy	✓	No “Evergreen” Provision: No automatic increase in shares available for grant under the 2024 Plan
✓	Cash Buyout Prohibition: Plan prohibits cancellation and substitution of underwater stock options/SARs
Historic Equity Grant Burn Rate.   The “burn rate” of an equity incentive plan measures how rapidly a company is depleting the shares reserved under the equity incentive plan and is defined as the number of shares granted pursuant to awards made under the applicable equity incentive plan divided by the weighted average number of shares outstanding at the end of the fiscal year. The Company uses burn rate to monitor the impact of equity awards granted pursuant to equity incentive plans on stockholder dilution. The chart below shows the Company’s burn rate under the EIP for the past three fiscal years. Share amounts have been adjusted to reflect the impact of the APE dividend in 2022 and the Reverse Split and APE Conversion in 2023.
Historic Burn Rate
	2023	2022	2021
Total Number of Shares Granted to Non-Employee Directors	23,925	8,330	24,810
Total Number of Restricted Stock Units Granted to Management	398,340	139,428	537,562
Total Number of Performance Stock Units Granted to Management (at Target)	372,040	139,428	537,562
Weighted Average Shares of Common Stock Outstanding (in millions)	167,644	104,769	95,482
Burn Rate	0.57%	0.27%	1.15%
The Board determined that the Company’s share usage levels measured by burn rate were prudent and appropriate. The Board was cognizant of the Company’s historic burn rate when approving the 2024 Plan and expects that the share reserve in the 2024 Plan will be sufficient to cover equity grants for approximately three years.
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Principal Features of the Proposed 2024 Plan
The chart below summarizes the principal features of the 2024 Plan. A further description of the material terms of the 2024 Plan is also provided below. This summary is qualified in its entirety by reference to the full text of the 2024 Plan included as Appendix F to these proxy materials.
Principal Features of 2024 Plan
Purpose
To allow the Company to award equity incentives to eligible participants to (a) attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of participants with those of the Company’s stockholders and that drive exceptional performance to achieve the Company’s business priorities; and (c) promote the success of the Company’s business

Effective Date
The effective date of the 2024 Plan is February 22, 2024, the date it was adopted by the Board (the “Effective Date”), provided that no award will be settled in shares of Common Stock unless and until the 2024 Plan has been approved by the Company’s stockholders

Securities Underlying Awards	AMC Class A Common Stock, $0.01 par value*
Award Types
Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Stock Units, Cash Awards and Other Equity-Based Awards (including but not limited to phantom awards and fully vested Stock awards)

Eligible Participants	Employees, consultants and directors of the Company and its affiliates
Shares Reserved	25.0 million shares of Common Stock Shares of Common Stock subject to any type of Award will be counted against the 2024 Plan reserve as one share for every one share granted
Share Recycling
Any shares of Common Stock subject to Awards that expire or are canceled, forfeited, terminated, or settled in cash, in each case without issuance of the full number of shares of Common Stock to which the Award related, will again be available for issuance under the 2024 Plan. Shares of Common Stock subject to Awards under the 2024 Plan will not again be made available for issuance or delivery under the 2024 Plan if such shares of Common Stock are (a) tendered in payment of a Stock Option, (b) delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Awards

Director Compensation Limit	The aggregate grant date value of all Awards granted to a non-employee director during any calendar year will not exceed $500,000
Plan Expiration	The 2024 Plan is unlimited in duration, but may be terminated by the Compensation Committee of the Board at any time

*
The closing price of the Company’s Common Stock on the New York Stock Exchange as of April 11, 2024, was $2.80.

Description of Material Terms of the 2024 Plan
Under the 2024 Plan, awards may be granted in the form of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance stock units, cash awards, and other equity-based awards (including but not limited to phantom awards and fully vested stock awards). The following is a summary of the material terms of the 2024 Plan. This summary is qualified in its entirety by reference to the full text of the 2024 Plan included as Appendix F to these proxy materials.
Administration.   The 2024 Plan is administered by the Compensation Committee of the Board. The Compensation Committee consists of directors considered to be non-employee directors for purposes of Section 16 of the Exchange Act.
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Plan Term.   The 2024 Plan is unlimited in duration but may be terminated by the Compensation Committee at any time; provided, that any Awards granted prior to the 2024 Plan termination date will remain outstanding pursuant the terms of the Award agreement.
Eligibility.   Under the 2024 Plan, officers, employees, consultants, and directors providing services to the Company and its subsidiaries or affiliates are eligible to receive Awards (“Eligible Award Recipients”). The Compensation Committee will determine which Eligible Award Recipients will receive grants of awards.
Incentives Available.   Under the 2024 Plan, the Compensation Committee may grant any of the following types of awards to an Eligible Award Recipient: stock options (“Stock Options”); stock appreciation rights (“SARs”); restricted stock awards (“Restricted Stock”); restricted stock units (“RSUs”); performance stock units (“PSUs”); cash awards and other equity-based awards (including but not limited to phantom awards and fully vested stock awards), each as defined below (each type of grant is considered an “Award”).
Shares Available.   Subject to any adjustment as provided in the 2024 Plan, up to 25,000,000 shares of Common Stock may be issued pursuant to Awards granted under the 2024 Plan. Non-employee directors may not receive shares of Common Stock with a grant date fair market value in excess of $500,000 in any year.
Any shares of Common Stock issued pursuant to an Award that expired or is cancelled, forfeited, terminated, or settled in cash, in each case without the issuance of the full number of shares of Common Stock to which the Award related, will again become available for issuance under 2024 Plan. Any shares of Common Stock tendered or withheld (i) to pay the exercise price of a Stock Option (as defined below), (ii) to satisfy applicable tax withholding obligations associated with an Award granted under 2024 Plan or (iii) to cover a stock-settled SAR or other Award not issued upon settlement of the Award will not become available again for issuance under 2024 Plan.
Stock Options.   The Compensation Committee may grant Stock Options to Eligible Award Recipients. A Stock Option is an option to acquire common stock. The Stock Options granted under the 2024 Plan are sometimes referred to as “non-qualified” options because they are not intended to qualify as “incentive stock options” under Section 422 of the Code.
Each Stock Option granted under the 2024 Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Stock Option, as determined by the Compensation Committee at the time of grant and set forth in an Award agreement. The term of a Stock Option generally may not exceed ten years from the date it is granted unless an earlier or later expiration date is set forth in the Award agreement. Each Stock Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable Award agreement.
The purchase price per share of Common Stock with respect to any Stock Option granted under the 2024 Plan may be not less than 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted.
Stock Appreciation Rights.   The Compensation Committee may grant SARs to Eligible Award Recipients on terms and conditions determined by the Compensation Committee at the time of grant and set forth in an Award agreement. A SAR may be granted (a) at any time if unrelated to a Stock Option or (b) if related to a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option.
A SAR is a right granted to a participant to receive an amount equal to (i) the excess of the fair market value of a share of Common Stock on the last business day preceding the date of exercise of such SAR over the fair market value of a share of Common Stock on the date the SAR was granted, multiplied by (ii) the number of shares of Common Stock as to which the SAR is being exercised. A SAR may be settled or paid in cash, Common Stock, or a combination of each, in accordance with its terms.
Each SAR will be exercisable or be forfeited or expire on such terms as the Compensation Committee determines; provided that no SAR will have a term of greater than ten years unless a later expiration date is set forth in the Award agreement.
The exercise price per share of Common Stock with respect to any SAR granted under the 2024 Plan may be not less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted.
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Prohibition on Repricings.   The 2024 Plan prohibits, without the prior approval of the Company’s stockholders, the Compensation Committee and the Board from cancelling or exchanging a Stock Option or SAR when the exercise price per share exceeds the fair market value of one share of Common Stock for cash or another Award (other than in connection with a Change in Control) or reducing the exercise price of such a Stock Option or SAR previously granted under the 2024 Plan or otherwise approving any modification to such a Stock Option or SAR, that would be treated as a “repricing” under the applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed.
Restricted and Performance Stock.   The Compensation Committee may grant shares of Common Stock subject to certain vesting and/or performance requirements, on terms and conditions determined by the Compensation Committee at the time of grant and set forth in an Award agreement. Unless the Compensation Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant will have all the rights of a stockholder with respect to such shares, including the right to vote the shares. All dividends or other distributions declared or paid on such shares will be deferred until the lapsing of the restrictions imposed upon such shares and held by the Company for the account of the participant until such time. If the shares of Restricted Stock are ultimately forfeited by a participant, such dividends or other distributions held by the Company will also be forfeited.
The vesting conditions and performance goals (as applicable) for Restricted Stock Awards will be determined by the Compensation Committee and set forth in the participant’s Award agreement. The Participant will not be permitted to sell, transfer, pledge, hypothecate, or assign shares of Restricted Stock until and unless the applicable vesting and performance conditions are satisfied, except by will or the laws of descent and distribution. The Compensation Committee may also impose such other restrictions and conditions on Restricted Stock as it determines in its sole discretion.
Restricted and Performance Stock Units.   The 2024 Plan also allows the Compensation Committee to grant RSUs and PSUs. RSUs and PSUs are similar to Restricted Stock Awards, except that the participant’s rights under the Award agreement are expressed in terms of units instead of actual shares. Each “unit” is equivalent to one share. Each RSU or PSU represents the right of the participant to receive upon vesting of the Award, or on any later date specified by the Compensation Committee, an amount equal to the fair market value of a share of Common Stock as of the date the Award becomes vested (together with any dividends or distributions as may have accrued with respect to such share of Common Stock from the time of the grant of the Award until the time of vesting) or such later date as determined by the Compensation Committee. An RSU or PSU may be settled or paid in cash, shares of Common Stock or a combination of each, as determined by the Compensation Committee. The Compensation Committee may also impose such other restrictions and conditions as it determines in its sole discretion.
Share Awards.   The Compensation Committee may grant an Award of shares of Common Stock (“Share Awards”) to an Eligible Award Recipient on such terms and conditions as the Compensation Committee may determine at the time of grant. A Share Award may be made as additional compensation for services rendered by the Eligible Award Recipient or may be in lieu of cash or other compensation to which the Eligible Award Recipient is entitled from the Company.
Cash-Based Awards.   The Compensation Committee may grant a cash-based Award to an Eligible Award Recipient on such terms and conditions as the Compensation Committee may determine at the time of grant. The Compensation Committee will determine the maximum duration of the cash-based Award, the amount of cash to which the cash-based Award pertains, the conditions upon which the cash-based Award will become vested or payable, and such other provisions as the Compensation Committee may determine.
Adjustments upon Changes in Capitalization.   In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number of shares of Common Stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganizations, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution, or other similar corporate event or transaction, or an extraordinary dividend or distribution by the Company, the Compensation Committee will determine the appropriate adjustments, if any, to (a) the maximum number and kind of shares of stock or other securities or other equity interests as to which Awards may be granted under the 2024 Plan, (b) the maximum number and class of shares of Common Stock or securities that may be issued upon exercise of Stock Options, (c) the number and kind of shares of Common Stock or other securities covered by any or all outstanding Awards that have been granted under the 2024 Plan to perverse the economic
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intent of such Award, (d) the option price of outstanding Stock Options and the base price of outstanding SARs, and (e) the performance goals applicable to outstanding restricted Awards.
Effect of Change in Control or Certain Other Transactions.   Generally, the Award agreement evidencing each Award will provide any specific terms applicable to that Award in the event of a Change in Control of the Company (as defined below).
For purposes of the 2024 Plan, “Change in Control” generally means (a) the definition of “change of control” or similar term used in the employment or service agreement between the Company or its affiliate and the applicable participant or any “change in control policy” adopted by the Compensation Committee; (b) if (a) does not apply, the definition set forth in the applicable Award Agreement; or (c) if neither (a) nor (b) applies, then: (A) any person becomes the beneficial owner, directly or indirectly, of more than thirty-five percent (35%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions will not constitute a Change in Control: (i) any acquisition of voting securities of the Company directly from the Company, including without limitation, a public offering of securities or (ii) any acquisition by the Company or any of its subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its subsidiaries; (B) during any period of two consecutive years, individuals who constitute the Board as of the beginning of such period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose election to the Board, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Incumbent Directors (including directors whose election or nomination was previously so approved), will be considered as though such individual were a member of the Board as of the beginning of such two-year period, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of any members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (C) consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities who were the beneficial owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the beneficial owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no person (excluding any Successor Entity or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their subsidiaries) is the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.
Upon the occurrence of a Change in Control, the vesting of all outstanding Awards may be accelerated (together with all performance-based vesting conditions deemed satisfied at the greater of 100% of target or actual performance) to the extent provided under (i) the participant’s Award agreement, (ii) the terms of any employment agreement or other contract between the Company and a participant, or (iii) any change in control policy adopted by the Committee and in effect at the time of such Change in Control.
Stock Options and SARs Terminated in Change in Control.   If Stock Options or SARs are to terminate in the event of a Change in Control, the Compensation Committee will provide at least ten days’ notice to the holders of vested Stock Options or SARs that the vested Stock Options or SARs will be terminated and will pay to the holders a payment (in cash or stock, or combination of cash and stock) in respect of each share of Common Stock covered by the Stock Option or SAR being cancelled in an amount equal to the excess, if any, of the per share of Common Stock consideration to be paid to stockholders in the Change in Control over the price of the Stock Option or the SAR. If the per share of Common Stock consideration to be paid to stockholders in the Change in Control is less than the exercise price of the Stock Option or SAR, the Stock Option or SAR may be
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terminated without payment of any kind. The holders of unvested Stock Options or SARs may also receive payment, at the discretion of the Compensation Committee, in the same manner as described above for vested Stock Options and SARs. The Compensation Committee may also accelerate the vesting on any unvested Stock Option or SAR and provide holders of such Stock Options or SARs a reasonable opportunity to exercise the Award.
Other Awards Terminated in Change in Control.   If Awards other than Stock Options and SARs are to terminate in connection with a corporate transaction, the holders of vested Awards will be provided, and holders of unvested Awards may be provided, at the discretion of the Compensation Committee, payment (in cash or other consideration upon or immediately following the Change in Control, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each share of Common Stock covered by the Award being cancelled in an amount equal to the per share of Common Stock price to be paid to stockholders in the Change in Control, where the value of any non-cash consideration will be determined by the Compensation Committee in good faith.
The Compensation Committee may, in its sole discretion, provide for different treatment for different Awards or Awards held by different parties, and where alternative treatment is available for a participant’s Awards, may allow the participant to choose which treatment will apply to his or her Awards.
Transferability.   The 2024 Plan generally restricts the transfer of any Awards, except (a) transfers by will or the laws of descent and distribution or (b) to a beneficiary designated by the participant, to whom any benefit under the 2024 Plan is to be paid or who may exercise any rights of the participant in the event of the participant’s death before he or she receives any or all of such benefit or exercises an Award.
Amendment or Termination of the Equity Incentive Plan.   The 2024 Plan may be amended or terminated at any time by the Compensation Committee without stockholder approval, unless stockholder approval of the amendment is required under applicable law, regulation, or New York Stock Exchange requirement. No amendment may materially and adversely alter or impair any Awards that had been granted under the 2024 Plan prior to the amendment without the impacted participant’s consent.
Forfeiture Events; Clawback.   Any Award under the 2024 Plan will be subject to the terms of the Company’s Executive Compensation Clawback Policy, as it may be amended from time to time. In addition, the Compensation Committee may specify in an Award agreement that the participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, clawback, or recoupment upon the occurrence of certain specified events or as required by law.
New Plan Benefits
On February 22, 2024, the Board approved certain conditional RSUs and PSUs (the “Conditional Awards”) to the Company’s named executive officers and other members of management. If stockholder approval of the 2024 Plan is obtained, the Conditional Awards will automatically become effective under the 2024 Plan.
Awards granted under the 2024 Plan to the Company’s non-employee directors are discretionary and are not subject to set benefits or amounts under the 2024 Plan. However, pursuant to the non-employee director compensation program approved by the Board and described under “Director Compensation” in this proxy statement, the non-employee directors will receive their annual equity grants, subject to approval of the 2024 Plan by our stockholders with the number of shares received determined as if the annual equity grant had been made on February 22, 2024.
If stockholder approval of the 2024 Plan is not obtained, the Compensation Committee will need to consider the appropriate equitable approach to maintain appropriate total compensation packages for our officers and directors. Such approach is likely to involve awards to officers and non-employee directors that will instead be settled in cash. The table below contains information about shares underlying Awards (at target level of performance) authorized for issuance under the 2024 Plan which are expected to be issued to the groups outlined below, subject to stockholder approval of the 2024 Plan as set forth in this proposal.
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Name and Position	Value ($)(1)	Shares
Adam M. Aron Chairman, Chief Executive Officer, President, and Director	$6,000,000	1,263,158
Sean D. Goodman Executive Vice President, International Operations, Chief Financial Officer, and Treasurer	2,000,000	421,054
Daniel E. Ellis Executive Vice President and Chief Operations and Development Officer	1,000,000	210,528
Elizabeth F. Frank Executive Vice President, Worldwide Programming and Chief Content Officer	1,000,000	210,528
Kevin M. Connor Senior Vice President, General Counsel and Secretary	700,000	147,370
Other Executive Officer Group	1,675,000	352,634
Non-Employee Director Group	927,787	195,924
Non-Executive Officer Employee Group	9,710,000	2,044,276

(1)
Except for one award to a non-employee director appointed to the Board after such date, the value of the securities noted was measured as of February 22, 2024, utilizing the trailing five-day average closing price prior to that date of $4.75. The actual dollar value of such awards will not be determinable until the effective grant date of such awards.

Future awards under the 2024 Plan will be made at the discretion of the Compensation Committee. Other than the awards expected to be granted following initial approval of the 2024 Plan as summarized in the table above, the benefits that will be paid or awarded under the 2024 Plan cannot currently be determined.
Registration with SEC
The Company intends to file with the SEC a registration statement on Form S-8 covering the 25.0 million shares of Common Stock issuable under the 2024 Plan (if approved by the Company’s stockholders).
Summary of U.S. Federal Income Tax Implications of Awards
The following is a summary of the Federal income taxation treatment applicable to the Company and the participants who receive awards under the 2024 Plan.
Stock Option Grants.   No taxable income is recognized by an optionee upon the grant of a Stock Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy any applicable tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised Stock Option. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the optionee.
Stock Appreciation Rights.   No taxable income is recognized upon receipt of a SAR. The holder will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price in effect for the exercised right, and the holder will be required to satisfy any applicable tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Restricted and Performance Stock Awards.   The recipient of unvested shares of Common Stock issued under the 2024 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the fair market value of the shares on the vesting date. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year the unvested shares of Common Stock are issued an amount equal to the fair market value of those shares on the issue date. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently
82

vest. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for the Company’s taxable year in which such ordinary income is recognized by the recipient.
Restricted and Performance Stock Units.   No taxable income is recognized upon receipt of RSUs or PSUs. The holder will recognize ordinary income in the year in which the shares subject to the Award are actually issued to the holder, or a corresponding amount in cash is paid in settlement of the Award. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy any applicable tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Other Awards.   In general, no taxable income is recognized upon receipt of other awards. The holder will recognize ordinary income in the year in which the awards are actually settled, and the participant will be required to satisfy any applicable tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time of settlement. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Accounting Treatment
Pursuant to the accounting standards under FASB Accounting Standards Codification Topic 718, the Company will be required to expense all stock-based payments, including grants of stock options, SARs, stock awards, RSUs and all other awards under the 2024 Plan. Accordingly, stock options and SARs which are granted to the Company’s employees and non-employee directors and payable in shares of Common Stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against the Company’s reported earnings over the requisite service period of the award. SARs that are to be settled in cash will be subject to variable mark-to-market accounting until the settlement date. For shares issuable upon the vesting of RSUs awarded under the 2024 Plan, the Company will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to the Company’s reported earnings ratably over the vesting period. Such accounting treatment for RSUs and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the date the performance goal is established and on the basis of the probable outcome of performance goal attainment. The issuance of a fully vested stock bonus will result in an immediate charge to the Company’s earnings equal to the fair market value of the bonus shares on the issuance date.
Finally, it should be noted that the compensation expense accruable for restricted awards conditioned upon satisfaction of one or more performance goals under the 2024 Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such restricted awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of shares of Common Stock) under FASB Accounting Standards Codification Topic 718.
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PROPOSAL 9:
ADJOURNMENT OF ANNUAL MEETING

If at the Annual Meeting, the number of shares of Common Stock present or represented and voting in favor of the Proposals is insufficient to approve the Proposals, our management may move to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, in order to enable our Board to solicit additional proxies in favor of the Proposals. In that event, you will be asked to vote only upon the adjournment, postponement, or continuation proposal and not on any other proposals.
In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing, or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement, or continuation proposal, we could adjourn, postpone, or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Proposals, including the solicitation of proxies from stockholders that have previously voted against a proposal. Among other things, approval of the adjournment, postponement, or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the Proposals have been received, we could adjourn, postpone, or continue the Annual Meeting without a vote on the Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals.
The Board recommends a vote “FOR” the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Proposals.
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OTHER INFORMATION

The Company’s audited consolidated financial statements are included in the Annual Report on Form 10-K for 2023 filed with the SEC, 100 F Street N.E., Washington, D.C. 20549. Complimentary copies of the Form 10-K as filed with the SEC may be obtained by following the instructions provided below under the heading “Availability of Report on Form 10-K.”
Costs of Proxy Statement
The Company bears the cost of preparing, assembling, and mailing this proxy statement and any other proxy materials transmitted on behalf of our Board. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of our Common Stock.
Delivery of Stockholder Documents
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with accounts will be householding our proxy materials to the extent stockholders have given their prior express or implied consent in accordance with SEC rules. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate notice of internet availability of proxy materials or proxy statement and annual report to the Company at: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211, or by calling (913) 213-4000. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
If you have any questions regarding the proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
For registered stockholders with questions about their AMC shares or a need to change a mailing address, please contact our transfer agent by writing to Computershare Trust Company, N.A., Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202. You may also contact our transfer agent via email at web.queries@computershare.com or by telephone at 800-962-4284.
85

STOCKHOLDER PROPOSALS

The deadline for submission of stockholder proposals for inclusion in the proxy materials for the 2025 Annual Meeting (the “2025 Proxy”) pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) is December 25, 2024. Stockholder proposals submitted under Rule 14a-8 must be in writing and received by the Corporate Secretary at the Company’s principal offices at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, no later than 5:00 pm Central Time on such date. Such proposals must also comply with the remaining requirements of Rule 14a-8. Any proposal submitted after the foregoing deadline will not be considered timely and will be excluded from the 2025 Proxy.
Furthermore, in accordance with the advance notice provisions set forth in the Company’s Bylaws, in order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination submitted by a stockholder to be considered timely, it must be received no earlier than December 25, 2024, and not later than the close of business on January 24, 2025.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on March 5, 2025.
86

AVAILABILITY OF REPORT ON FORM 10-K

Upon your written request, we will provide to you a complimentary copy of our 2023 Annual Report on Form 10-K (without exhibits) as filed with the SEC. We will provide you a copy of the exhibits to our 2023 Annual Report on Form 10-K upon payment of our reasonable duplicating and shipping expenses. Your request should be mailed to AMC’s offices, addressed as follows: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211. A free copy of the Form 10-K may also be obtained at the Internet web site maintained by the SEC at www.sec.gov and by visiting our Internet web site at www.amctheatres.com and clicking on “Investor Relations,” then on “Financial Performance.”
By Order of the Board of Directors,
One AMC Way,11500 Ash Street
Leawood, KS 66211
Senior Vice President, General Counsel and Secretary
April 24, 2024
87

APPENDIX A
ADJUSTED EBITDA AND FREE CASH FLOW CALCULATIONS

Reconciliation of Adjusted EBITDA(1): (dollars in millions) (unaudited)	Year Ended December 31, 2023
Net loss	$(396.6)
Plus:
Income tax provision	3.4
Interest expense	411.2
Depreciation and amortization	365.0
Impairment of long-lived assets(2)	106.9
Certain operating expense(3)	2.5
Equity in earnings of non-consolidated entities	(7.7)
Cash distributions from non-consolidated entities(4)	6.5
Attributable EBITDA(5)	2.2
Investment income(6)	(15.5)
Other income(7)	(61.3)
Other non-cash rent benefit(8)	(35.0)
General and administrative expense—unallocated:
Merger, acquisition, and other costs(9)	1.7
Stock-based compensation expense(10)	42.5
Adjusted EBITDA(1)	$425.8

(1)
We present Adjusted EBITDA as a supplemental measure of our performance. We define Adjusted EBITDA as net earnings (loss) plus (i) income tax provision (benefit), (ii) interest expense and (iii) depreciation and amortization, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance and to include attributable EBITDA from equity investments in theatre operations in International markets and any cash distributions of earnings from other equity method investees. These further adjustments are itemized above. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is a non-U.S. GAAP financial measures commonly used in our industry and should not be construed as an alternative to net earnings (loss) as an indicator of operating performance (as determined in accordance with U.S. GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and estimate our value. The preceding definition of Adjusted EBITDA is broadly consistent with how Adjusted EBITDA is defined in our debt indentures.

Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP. For example, Adjusted EBITDA:
•
does not reflect our capital expenditures, future requirements for capital expenditures or contractual commitments;

•
does not reflect changes in, or cash requirements for, our working capital needs;

•
does not reflect the significant interest expenses, or the cash requirements necessary to service interest or principal payments, on our debt;

A-1

•
excludes income tax payments that represent a reduction in cash available to us; and

•
does not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future.

(2)
During the year ended December 31, 2023, we recorded non-cash impairment charges related to our long-lived assets of $49.2 million on 68 theatres in the U.S. markets with 738 screens which were related to property, net and operating lease right-of-use assets, net and $57.7 million on 57 theatres in the International markets with 488 screens which were related to property, net and operating lease right-of-use assets, net.

(3)
Amounts represent preopening expense related to temporarily closed screens under renovation, theatre and other closure expense for the permanent closure of screens, including the related accretion of interest, disposition of assets and other non-operating gains or losses included in operating expenses. We have excluded these items as they are non-cash in nature or are non-operating in nature.

(4)
Includes U.S. non-theatre distributions from equity method investments and International non-theatre distributions from equity method investments to the extent received. We believe including cash distributions is an appropriate reflection of the contribution of these investments to our operations.

(5)
Attributable EBITDA includes the EBITDA from equity investments in theatre operators in certain International markets. See below for a reconciliation of our equity in loss of non-consolidated entities to attributable EBITDA. Because these equity investments are in theatre operators in regions where we hold a significant market share, we believe attributable EBITDA is more indicative of the performance of these equity investments and management uses this measure to monitor and evaluate these equity investments. We also provide services to these theatre operators including information technology systems, certain on-screen advertising services and our gift card and package ticket program.

Reconciliation of Attributable EBITDA (dollars in millions) (unaudited)	Year Ended December 31, 2023
Equity in earnings of non-consolidated entities	$(7.7)
Less:
Equity in (earnings) of non-consolidated entities excluding International theatre joint ventures	(6.6)
Equity in earnings of International theatre joint ventures	1.1
Income tax expense	0.1
Investment income	(0.6)
Interest expense	0.2
Impairment of long-lived assets	—
Depreciation and amortization	1.4
Attributable EBITDA	$2.2

(6)
Investment income during the year ended December 31, 2023, primarily includes $(15.5) million gain on the sale of our investment in Saudi Cinema Company, LLC and interest income of $(15.3) million, partially offset by deterioration in estimated fair value of our investment in common shares of Hycroft Mining Holding Corporation of $6.6 million and deterioration in estimated value of our investment in warrants to purchase common shares of Hycroft Mining Holding Corporation of $6.0 million.

(7)
Other income during the year ended December 31, 2023, primarily consists of gains on debt extinguishment of $(142.8) million and foreign currency transaction gains of $(17.8) million, partially offset by non-cash litigation charge of $99.3 million.

(8)
Reflects amortization expense for certain intangible assets reclassified from depreciation and amortization to rent expense due to the adoption of ASC 842, Leases and deferred rent benefit related to the impairment of right-of-use operating lease assets.

A-2

(9)
Merger, acquisition, and other costs are excluded as they are non-operating in nature.

(10)
Non-cash or non-recurring expense included in General and Administrative: Other.

Reconciliation of Free Cash Flow(1) (dollars in millions) (unaudited)	Year Ended December 31, 2023
Net cash used in operating activities	$(215.2)
Plus: total capital expenditures	(225.6)
Free cash flow(1)	$(440.8)
Reconciliation of Capital Expenditures:
Capital expenditures
Growth capital expenditures(2)	$89.3
Maintenance capital expenditures(3)	137.6
Change in construction payables(4)	(1.3)
Total capital expenditures	$225.6

(1)
“Free Cash Flow” is used herein solely as a performance measure for our EIP. See Compensation, Discussion and Analysis-Equity-Based Compensation Program. The term Free Cash Flow may differ from similar measures reported by other companies.

(2)
Growth capital expenditures are investments that enhance the guest experience and grow revenues and profits and include initiatives such as theatre remodels, acquisitions, newly built theatres, premium large formats, enhanced food and beverage offerings and service models and technology that enable efficiencies and additional revenue opportunities.

(3)
Maintenance capital expenditures are amounts required to keep our existing theatres in compliance with regulatory requirements and in a sustainable good operating condition, including expenditures for repair of HVAC, sight and sound systems, compliance with ADA requirements and technology upgrades of existing systems.

(4)
Change in construction payables are changes in amounts accrued for capital expenditures that fluctuate significantly from period to period based on the timing of actual payments.

A-3

APPENDIX B
PROPOSAL 1 AMENDMENTS

Certificate of Amendment to the Third
Amended and Restated Certificate of Incorporation
of
AMC Entertainment Holdings, Inc.
AMC Entertainment Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
1.
That Article II (Registered Office) of the Third Amended and Restated Certificate of Incorporation of the corporation is hereby deleted in its entirety and replaced with the following language:

ARTICLE II
REGISTERED OFFICE
The address of the Corporation’s registered office in the State of Delaware is to be located at 1521 Concord Pike, Suite 201, Wilmington, New Castle County, Delaware 19803, and the name of its registered agent at such address is Corporate Creations Network Inc.
2.
That Article IV (Capital Stock) of the Third Amended and Restated Certificate of Incorporation of the corporation is hereby deleted in its entirety and replaced with the following language:

ARTICLE IV
CAPITAL STOCK
A.   The total number of shares of capital stock that the Corporation has authority to issue is 600,000,000 shares, consisting of (i) 550,000,000 shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), and (iii) 50,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).
B.   The Board of Directors is hereby expressly authorized, by resolution or resolutions, to establish, out of the unissued shares of Preferred Stock, one or more series of Preferred Stock and to determine, with respect to each such series, the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
C.   Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any of the Common Stock or the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.
D.   Each holder of record of Common Stock shall have one vote for each share of Common Stock that is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote.
E.   In the election of directors, stockholders shall be entitled to cast for any one candidate no greater number of votes than the number of shares held by such stockholder; no stockholder shall be entitled to cumulate votes on behalf of any candidate. Except as otherwise required by law, holders of record of Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the
B-1

holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
F.   Subject to applicable law and rights, if any, of the holders of any outstanding shares of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.
G.   Upon the liquidation, dissolution, distribution of assets or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders in proportion to the number of shares held by them.
3.
That Article V (Board of Directors) of the Third Amended and Restated Certificate of Incorporation of the corporation is hereby deleted in its entirety and replaced with the following language:

ARTICLE V
BOARD OF DIRECTORS
The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting, and regulating the powers of the Corporation and its directors and stockholders.
A.   Subject to the rights of the holders of any class or series of Preferred Stock to elect directors, at each annual meeting of stockholders of the Corporation commencing with the annual meeting of stockholders to be held in 2024, all directors shall be elected for a one-year term, expiring at the next succeeding annual meeting of stockholders, by such stockholders having the right to vote on such election. The term of each director serving as of the date of the 2024 annual meeting of stockholders shall expire at such annual meeting of stockholders, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting. Each director shall serve until the director’s term expires in accordance with the foregoing provisions or until the director’s prior death, resignation, disqualification, or removal from office; provided that each director shall serve notwithstanding the expiration of the director’s term until the director’s successor shall be duly elected and qualified.
B.   Subject to any special rights of any holders of any series of Preferred Stock to elect directors, the numbers of directors shall be the number of directors as fixed from time to time in accordance with the bylaws of the Corporation.
C.   Subject to this Article V, the election of directors may be conducted in any manner approved by the officer of the Corporation presiding at a meeting of the stockholders or the directors, as the case may be, at the time when the election is held and need not be by written ballot.
D.   Any or all directors of the Corporation (other than the directors, if any, elected by the holders of any series of Preferred Stock, voting separately as one or more series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.
E.   Subject to any rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances, any vacancy in the Board of Directors that results from an increase in the number of directors, from the death, disability, resignation, disqualification, removal of any director or from any other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.
F.   All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Third Amended and Restated Certificate of Incorporation or by the bylaws of the Corporation) shall be vested in and exercised by the Board of Directors.
B-2

4.
That Section C, Article VI (Action by Stockholder) of the Third Amended and Restated Certificate of Incorporation of the Corporation be deleted in its entirety and replaced with the following language:

C.   Intentionally Omitted.
5.
That Article VIII (Corporate Opportunity) of the Third Amended and Restated Certificate of Incorporation of the Corporation be deleted in its entirety and replaced with the following language:

ARTICLE VIII
Intentionally Omitted.
6.
That Article X (Definitions) of the Third Amended and Restated Certificate of Incorporation of the Corporation be deleted in its entirety and replaced with the following language:

ARTICLE X
Intentionally Omitted.
7.
The remaining provisions of the Third Amended and Restated Certification of Incorporation shall remain the same and in full force and effect.

8.
The foregoing amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, duly authorized, as of the 5th day of June 2024.
AMC ENTERTAINMENT HOLDINGS, INC.
By:

Name:
Kevin M. Connor

Title:
Senior Vice President, General Counsel and Secretary

B-3

APPENDIX C
PROPOSED STOCKHOLDER WRITTEN CONSENT BYLAWS

Section 10.   Action by Consent.
(a)   Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery (i) to its registered office in Delaware, its principal place of business, (ii) to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded or (iii) to an information processing system, if any, designated by the Corporation for receiving such consents. Delivery of consents shall be by hand or by certified or registered mail, return receipt requested. Any such consent delivered to an information processing system designated by the Corporation for receiving consents must set forth or be delivered with information that enables the Corporation to determine the date of delivery of such consent and the identity of the person giving such consent, and if such consent is given by a person authorized to act for a stockholder as a proxy, such consent must comply with the applicable provisions of Section 212 of the DGCL. Any such consent given by electronic transmission shall be deemed delivered as provided by the DGCL. Any action taken pursuant to such consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.
(b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board of Directors fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 10(b)). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 10(b) or otherwise within ten (10) days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date after the expiration of such ten (10) day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 10(b), the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board of Directors is required by applicable law shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
(c)   In the event of the delivery, in the manner provided by this Section 10 and applicable law, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with this Section 10 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 10(c) shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
(d)   No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the first date a written consent is received in accordance with this Section 10, a valid written consent or valid written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation in the manner prescribed in this Section 10 and applicable law, and not revoked.
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APPENDIX D
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMC ENTERTAINMENT HOLDINGS, INC.
AMC Entertainment Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter, the “Corporation”), hereby certifies as follows:
FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 6, 2007.
SECOND: This Fourth Amended and Restated Certificate of Incorporation has been duly adopted by the board of directors of the Corporation (the “Board of Directors”) and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and amends and restates the provisions of the existing Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated.
THIRD: The text of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated, is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the Corporation is AMC Entertainment Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE
The address of the Corporation’s registered office in the State of Delaware is to be located at 1521 Concord Pike, Suite 201, Wilmington, New Castle County, Delaware 19803, and the name of its registered agent at such address is Corporate Creations Network Inc.
ARTICLE III
PURPOSE
The purpose or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
A.   The total number of shares of capital stock that the Corporation has authority to issue is 600,000,000 shares, consisting of (i) 550,000,000 shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), and (ii) 50,000,000 shares of Preferred Stock, par value $0.01 per share (The “Preferred Stock”).
B.   The Board of Directors is hereby expressly authorized, by resolution or resolutions, to establish, out of the unissued shares of Preferred Stock, one or more series of Preferred Stock and to determine, with respect to each such series, the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional
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and other special rights of each series of Preferred Stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
C.   Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any of the Common Stock or the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.
D.   Each holder of record of Common Stock shall have one vote for each share of Common Stock that is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote.
E.   In the election of directors, stockholders shall be entitled to cast for any one candidate no greater number of votes than the number of shares held by such stockholder; no stockholder shall be entitled to cumulate votes on behalf of any candidate. Except as otherwise required by law, holders of record of Common Stock shall not be entitled to vote on any amendment to this Fourth Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Fourth Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
F.   Subject to applicable law and rights, if any, of the holders of any outstanding shares of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.
G.   Upon the liquidation, dissolution, distribution of assets or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders in proportion to the number of shares held by them.
ARTICLE V
BOARD OF DIRECTORS
The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting, and regulating the powers of the Corporation and its directors and stockholders:
A.   Subject to the rights of the holders of any class or series of Preferred Stock to elect directors, at each annual meeting of stockholders of the Corporation commencing with the annual meeting of stockholders to be held in 2024, all directors shall be elected for a one-year term, expiring at the next succeeding annual meeting of stockholders, by such stockholders having the right to vote on such election. The term of each director serving as of the date of the 2024 annual meeting of stockholders shall expire at such annual meeting of stockholders, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting. Each director shall serve until the director’s term expires in accordance with the foregoing provisions or until the director’s prior death, resignation, disqualification, or removal from office; provided that each director shall serve notwithstanding the expiration of the director’s term until the director’s successor shall be duly elected and qualified.
B.   Subject to any special rights of any holders of any series of Preferred Stock to elect directors, the numbers of directors shall be the number of directors as fixed from time to time in accordance with the bylaws of the Corporation.
C.   Subject to this Article V, the election of directors may be conducted in any manner approved by the officer of the Corporation presiding at a meeting of the stockholders or the directors, as the case may be, at the time when the election is held and need not be by written ballot.
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D.   Any or all directors of the Corporation (other than the directors, if any, elected by the holders of any series of Preferred Stock, voting separately as one or more series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.
E.   Subject to any rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances, any vacancy in the Board of Directors that results from an increase in the number of directors, from the death, disability, resignation, disqualification, removal of any director or from any other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.
F.   All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Fourth Amended and Restated Certificate of Incorporation or by the bylaws of the Corporation) shall be vested in and exercised by the Board of Directors.
ARTICLE VI
DGCL SECTION 203
The Corporation shall not be governed by Section 203 of the DGCL (“Section 203”), and the restrictions contained in Section 203 shall not apply to the Corporation.
ARTICLE VII
INDEMNIFICATION; LIMITATION OF LIABILITY
A.   The personal liability of the directors and officers for monetary damages for breach of fiduciary duty as a director and/or officer of the Corporation is hereby eliminated to the fullest extent permitted by the DGCL. Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.
B.   Each person who was or is a party or is made a party, threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (any such person, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer or representative or in any other capacity while serving as a director, officer or representative, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors, and administrators. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, if the DGCL requires, the payment of such expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such person to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified under this Article VII or otherwise. Unless otherwise required by law, the burden of proving that the Indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VII shall be on the Corporation. The Corporation may, by action of the Board, provide indemnification to employees and/or agents with the same scope and effect as the foregoing indemnification of directors and officers. Notwithstanding anything to the contrary in this Article VII and except as provided in paragraph (C) of this Article VII with respect to Proceedings to enforce rights to indemnification, the Corporation shall not be required to indemnify any Indemnitee against expenses incurred in connection with a Proceeding (or part thereof) initiated by such Indemnitee unless the initiation of the Proceeding (or part thereof) was approved by the Board of Directors.
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C.   If a claim under this Article VII is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful, in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the undertaking, if any is required, has been tendered to the Corporation) that the Indemnitee has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee had not met the applicable standard of conduct.
D.   Any amendment, alteration, or repeal of this Article VII that adversely affects any right of an Indemnitee or his or her successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
E.   The rights conferred by this Article VII shall not be exclusive of any other right which such Indemnitees may have or hereafter acquire under any statute, provision, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
F.   The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, or representative against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify him against such expense, liability, or loss under the DGCL.
ARTICLE VIII
AMENDMENT
A.   The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Fourth Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation.
B.   In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter, or repeal the bylaws of the Corporation.
IN WITNESS WHEREOF, the undersigned has caused this Fourth Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation, this    day of June 2024.
AMC ENTERTAINMENT HOLDINGS, INC.
By:

Name:
Kevin M. Connor

Title:
Senior Vice President, General Counsel and Secretary

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APPENDIX E
PROPOSED STOCKHOLDER SPECIAL MEETING BYLAWS

Section 2.   Special Meetings.
(a)   Special meetings of stockholders may be called at any time but only by the Board of Directors or, in accordance with Section 2(b), by the Secretary of the Corporation. Unless otherwise provided by law, notice of all special meetings of the stockholders, stating the time, date, place, if any, and the purposes thereof shall be given to each stockholder entitled to vote thereat not more than sixty (60) days or less than ten (10) days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice for such meeting. Whenever the directors shall fail to fix such place, the meeting shall be held at the principal executive office of the Corporation. The Corporation may postpone, reschedule, or cancel any special meeting of stockholders previously scheduled by the Board of Directors.
(b)   A special meeting of stockholders shall be called by the Secretary upon written request (a “Special Meeting Request”) of one or more record holders of shares of stock of the Corporation representing not less than twenty percent (20%) of the voting power of all outstanding shares of stock of the Corporation (the “Requisite Percentage”) who have complied in full with the requirements set forth in this Section 2(b).
(i)   A Special Meeting Request must be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the attention of the Secretary at the principal executive offices of the Corporation. A Special Meeting Request shall be valid only if it is signed and dated by each stockholder or such stockholder’s duly authorized agent of record submitting the Special Meeting Request, (each, a “Requesting Stockholder”) collectively representing the Requisite Percentage, and includes (A) a statement of the specific purpose(s) of the special meeting and the reasons for conducting such business at the special meeting; (B) as to any director nominations proposed to be presented at the special meeting and any matter (other than a director nomination) proposed to be conducted at the special meeting and as to each Requesting Stockholder, the information, statements, representations, agreements and other documents that would be required to be set forth in or included with a stockholder’s notice of a nomination pursuant to Section 1 (including any nominee’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected and a completed and signed representation and agreement as required by Section 1 of these Bylaws) and/or a stockholder’s notice of business proposed to be brought before a meeting pursuant to Section 1, as applicable; (C) a representation that each Requesting Stockholder, or one or more qualified representatives as defined in Section 1, of each such stockholder, intends to appear in person or by proxy at the special meeting to present the nomination(s) or business to be brought before the special meeting; (D) an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of any disposition prior to the record date for the special meeting of shares of the Corporation owned beneficially or of record and an acknowledgement that any such disposition shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares; and (E) documentary evidence that the Requesting Stockholders own the Requisite Percentage as of the date on which the Special Meeting Request is delivered to the Secretary. In addition, the Requesting Stockholders shall (x) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and a date that is fifteen (15) days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days following the later of the record date for the meeting or the date notice of the record date is first publicly disclosed in the case of the update and supplement required to be made as of the record date and not later than fifteen (15) days prior to the date of the special meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of fifteen (15) days prior to the special meeting or any adjournment or postponement thereof and (y) promptly provide any other information reasonably requested by the Corporation.
(ii)   A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if (A) the Special Meeting Request does not comply with this Section 2(b); (B) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law (as determined in good faith by the Board of Directors); (C) the Special Meeting Request is delivered during the period commencing
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one-hundred and twenty (120) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting and (y) thirty (30) days after the first anniversary of the date of the previous annual meeting; (D) an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”), other than the election of directors, was presented at an annual or special meeting of stockholders held not more than twelve (12) months before the Special Meeting Request is delivered; (E) a Similar Item was presented at an annual or special meeting of stockholders held not more than one-hundred and twenty (120) days before the Special Meeting Request is delivered (and, for purposes of this clause (E), the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors); (F) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within one-hundred and twenty (120) days of the receipt by the Corporation of a Special Meeting Request; or (G) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law.
(iii)   Special meetings of stockholders called pursuant to this Section 2(b) shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix; provided, however, that the special meeting shall not be held more than one-hundred and twenty (120) days after receipt by the Corporation of a valid Special Meeting Request.
(iv)   The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, at any point after sixty (60) days following the date the first Special Meeting Request is delivered to the Corporation, the unrevoked requests from Requesting Stockholders (whether by specific written revocation or deemed revocation pursuant to clause (D) of Section 2(b)(i)), represent in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting.
(v)   In determining whether a special meeting of stockholders has been requested by the Requesting Stockholders representing in the aggregate at the least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if (A) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined by the Board of Directors (which, if such purpose is the election or removal of directors, changing the size of the Board of Directors and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors, will mean that the exact same person or persons are proposed for election or removal in each relevant Stockholder Meeting Request), and (B) such Special Meeting Requests have been dated and delivered to the Secretary of the Corporation within sixty (60) days of the earliest dated Special Meeting Request.
(vi)   If none of the Requesting Stockholders appear or send a qualified representative to present the nomination or the business to be presented for consideration specified in the Special Meeting Request, the Corporation need not present such nomination or business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(vii)   Business transacted at any special meeting called pursuant to this Section 2(b) shall be limited to (A) the purpose(s) stated in the valid Special Meeting Request received from the Requisite Percentage of record holders and (B) any additional matters that the Board of Directors determines to include in the Corporation’s notice of the special meeting.
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APPENDIX F
2024 EQUITY INCENTIVE PLAN

AMC ENTERTAINMENT HOLDINGS, INC.
2024 EQUITY INCENTIVE PLAN
1.   Introduction.
1.1   General Purpose.   The name of this plan is the AMC Entertainment Holdings, Inc. 2024 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to: (a) enable AMC Entertainment Holdings, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2   Eligible Award Recipients.   The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.
1.3   Available Awards.   Awards that may be granted under the Plan include: (a) Options; (b) Stock Appreciation Rights; (c) Restricted Stock Awards; (d) Restricted Stock Units; (e) Cash Awards; and (f) Other Equity-Based Awards (including but not limited to phantom awards and fully vested Stock awards).
1.4   Effective Date of Plan.   The Plan shall become effective as of the Effective Date, but no Award shall be settled in shares of Common Stock unless and until the Plan has been approved by the shareholders of the Company.
1.5   Termination or Suspension of the Plan.   The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any shares of Awards awarded under it are outstanding and not fully vested. The Committee may suspend or terminate the Plan at any earlier date pursuant to Section 13.1. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
1.6   Capitalized Words.   Capitalized terms used throughout this document shall have the meaning set forth in Section 16 unless the context clearly requires a different meaning.
2.   Shares Subject to the Plan.
2.1   Subject to adjustment in accordance with Section 11, no more than 25,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”).
2.2   Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
2.3   The aggregate Grant Date value of all Awards granted to a Non-Employee Director during any calendar year shall not exceed $500,000.
2.4   Any shares of Common Stock subject to an Award that expire or are canceled, forfeited, terminated, or settled in cash, in each case without issuance of the full number of shares of Common Stock to which the Award related, will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained in this Plan: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of a Stock Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
2.5   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve.
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3.   Stock Option.   Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if a Stock Option is determined to be subject to Code Section 409A and the terms of such Option fail to satisfy the requirements of Code Section 409A. The provisions of separate Options need not be identical, but each Option shall include (through incorporation in the Option Award Agreement or otherwise) the substance of each of the following provisions:
3.1   Term.   The Committee will determine the term of a Stock Option granted under the Plan; provided, however, no Option shall be exercisable after the expiration of ten years from the Grant Date unless an earlier or later expiration date is set forth in the Award Agreement.
3.2   Exercise Price.   The Exercise Price of each Option may never be less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Stock Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 409A or Code Section 424(a), as applicable.
3.3   Consideration.   The Exercise Price of Common Stock acquired pursuant to a Stock Option shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to a Stock Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
3.4   Transferability of a Stock Option.   An Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a manner satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall be entitled to exercise the Option.
3.5   Vesting of Options.   Each Option may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
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3.6   Termination of Continuous Service.   Unless otherwise provided in an Award Agreement or in an employment agreement, in the event a Stock Optionee’s Continuous Service terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise the Optionee’s Option (to the extent that the Optionee was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date 90 days following the termination of the Optionee’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionee does not exercise the Optionee’s Option within the time specified in the Award Agreement or this Section 3.6, the Option shall terminate.
3.7   Extension of Termination Date.   An Optionee’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 3.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is 90 days after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
3.8   Disability of Optionee.   Unless otherwise provided in an Award Agreement, in the event that a Stock Optionee’s Continuous Service terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in this Plan or in the Award Agreement, the Option shall terminate.
3.9   Death of Optionee.   Unless otherwise provided in an Award Agreement, in the event a Stock Optionee’s Continuous Service terminates as a result of the Optionee’s death, then the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionee’s death, the Option is not exercised within the time specified in this Plan or in the Award Agreement, the Option shall terminate.
4.   Stock Appreciation Rights.   Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 4, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with a Stock Option granted under the Plan (“Related Rights”).
4.1   Grant Requirements for Related Rights.   Any Related Right that relates to a Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option.
4.2   Term.   The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date unless an earlier or later expiration date is set forth in the Award Agreement.
4.3   Vesting.   Each Stock Appreciation Right may, but need not, vest and become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
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4.4   Exercise and Payment.   Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
4.5   Exercise Price.   The Committee will determine the exercise price of a Free Standing Right; provided, however, the exercise price of a Free Standing Right intended to be exempt from Code Section 409A may never be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Free Standing Right. A Related Right granted simultaneously with or in conjunction with a Stock Option shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option. Notwithstanding the foregoing, a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right exceeds the exercise price of the Stock Appreciation Right and no Related Rights may be granted in tandem with a Stock Option unless the Committee determines that the requirements of Section 4.1 are satisfied.
4.6   Reduction in the Underlying Option Shares.   Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
5.   Restricted Awards.   A Restricted Award may, but need not, provide that it may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 5, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
5.1   Restricted Stock and Restricted Stock Units.
(a)   Each Participant granted Restricted Stock shall acknowledge receipt of the Participant’s Award Agreement, in the manner acceptable to the Committee. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to acknowledge receipt of an Award Agreement in the manner acceptable to the Committee and, if applicable, to deliver an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award Agreement, the Participant generally has the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and applicable earnings, if any) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant has no right to such dividends.
(b)   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and
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the Company will not be required to set aside funds for the payment of any such Award. A Participant has no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and applicable earnings, if any) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant has no right to such Dividend Equivalents.
5.2   Restrictions
(a)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b)   Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(c)   The Committee has the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
5.3   Restricted Period.   With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.
5.4   Section 83(b) Election.   If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83(b) of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
5.5   Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(a)   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 5.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement.
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(b)   Within 30 days following the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or the Participant’s beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 5.1(b) and the applicable interest, if any, or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the applicable interest, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
5.6   Stock Restrictions.   Each book-entry representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
5.7   Performance Goals.   Any Restricted Award granted under the Plan may be conditioned upon satisfaction of one or more Performance Goals as determined by the Committee in its discretion and set forth in the Participant’s Award Agreement.
6.   Other Equity-Based Awards and Cash Awards.   The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
7.   Securities Law Compliance.   Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has delivered to the Company a letter of investment intent in such manner and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
8.   Use of Proceeds from Common Stock.   Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise of Options, shall constitute general funds of the Company.
9.   Administration.
9.1   Authority of Committee.   The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee’s charter, and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee has the authority:
(a)   to construe and interpret the Plan and apply its provisions;
(b)   to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
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(c)   to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)   in accordance with Applicable Laws, to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)   from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)   to determine the number of shares of Common Stock to be made subject to each Award;
(h)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(i)   to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period and the number of Performance Shares earned by a Participant;
(j)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under the Participant’s Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(k)   to accelerate the time at which an Award may first be exercised or the time during which an Award or any part of an Award vests in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest, and only if such acceleration complies with all Applicable Laws;
(l)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)   to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n)   to interpret, administer, reconcile any inconsistency in, correct any defect in or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)   to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
9.2   Committee Decisions Final.   All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
9.3   Delegation.   The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee has the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise
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(and references in this Plan to the Board or the Committee shall be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies of the minutes shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
9.4   Committee Composition.   Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board has discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing in this Plan shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
9.5   Indemnification.   In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Company shall indemnify the Committee against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement of any such action, suit or proceeding (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
10.   Miscellaneous.
10.1   Repricing Prohibited; Dividend Equivalent Rights.   Subject to the adjustment provisions contained in Section 11 hereof, without the prior approval of the Company’s shareholders, neither the Committee nor the Board shall cancel a Stock Option or Stock Appreciation Right when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change in Control) or cause the cancellation, substitution or amendment of a Stock Option or Stock Appreciation Right that would have the effect of reducing the exercise price of such a Stock Option or Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such a Stock Option or Stock Appreciation Right, that would be treated as a “repricing” under the applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed. Dividends may not be paid with respect to Stock Options or Stock Appreciation Rights and dividend equivalent rights may not be granted with respect to the shares of Common Stock subject to Stock Options or Stock Appreciation Rights.
10.2   Shareholder Rights.   Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant satisfies all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or
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other property) or distributions of other rights for which the record date is prior to the date such Common Stock is issued, except as provided in Section.
10.3   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee or Consultant with or without notice and with or without Cause or (b) the service of a Director pursuant to the by-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
10.4   Transfer; Approved Leave of Absence.   For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Code Section 409A if the applicable Award is subject Code Section 409A.
10.5   Withholding Obligations.   Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by Applicable Laws to be withheld with respect to the Award. The obligations of the Company under the Plan are conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is paid pursuant to an Award, the Company has the right to deduct from the cash payment an amount sufficient to satisfy any applicable federal, state, and local withholding tax requirements. Subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; (d) permitting a Participant to irrevocably authorize a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon the settlement of the Award and to remit to the Company a sufficient portion of the sale proceeds to pay the withholding taxes resulting from such settlement; or (e) any other method of payment approved by the Committee.
11.   Adjustments Upon Changes in Common Stock.   In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, the outstanding Awards granted under the Plan (including the exercise price of Options and Stock Appreciation Rights and the Performance Goals to which Awards are subject) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Awards. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall ensure that any adjustments under this Section 11 will not constitute a modification of such Options within the meaning of Code Section 409A. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
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12.   Effect of Change in Control.
12.1   Upon the occurrence of a Change in Control, the vesting of all outstanding Awards may be accelerated (together with all performance-based vesting conditions deemed satisfied at the greater of 100% of target or actual performance) to the extent provided under (i) the Participant’s Award Agreement, (ii) the terms of any employment agreement or other contract between the Company and a Participant, or (iii) any change in control policy adopted by the Committee and in effect at the time of such Change in Control.
12.2   In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders such Awards, in cash or stock, or any combination cash or stock, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration.
12.3   If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving corporation or its Affiliate; or (iii) the substitution by the surviving corporation or its Affiliate of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
13.   Amendment of the Plan and Awards.
13.1   Amendment of Plan.   The Committee at any time, and from time to time, may amend or terminate the Plan; provided, the Committee shall obtain shareholder approval of any amendment to the extent required by Applicable Law.
13.2   Contemplated Amendments.   It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code relating to the nonqualified deferred compensation provisions of Code Section 409A and to bring the Plan and Awards granted under it into compliance with the applicable provisions of the Code.
13.3   No Impairment of Rights.   Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.4   Amendment of Awards.   The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.   General Provisions.
14.1   Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the
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Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.
14.2   Clawback.   Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies to comply with Applicable Laws, including the Company’s Executive Compensation Clawback Policy (the “Clawback Policy”), or to comport with good corporate governance practices, as such policies may be amended from time to time. In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Laws or stock exchange listing requirements). No recovery of compensation under such Clawback Policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
14.3   Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4   Sub-Plans.   The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
14.5   Deferral of Awards.   The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
14.6   Unfunded Plan.   The Plan shall be unfunded. Neither the Company, the Board nor the Committee is required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.7   Other Compensation and Benefit Plans.   The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program or the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.
14.8   Plan Binding on Transferees.   The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.
14.9   Delivery.   Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time after exercise of the right. Subject to any obligations the Company may otherwise have pursuant to Applicable Laws, for purposes of this Plan, 60 days is considered a reasonable period of time.
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14.10   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.
14.11   Other Provisions.   The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
14.12   Code Section 409A.   The Plan is intended to either be exempt from Code Section 409A or comply with Code Section 409A to the extent the Plan is subject Code Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee guarantees that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event does either the Company or the Committee have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Code Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.13   Securities Law Compliance.   No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.
14.14   Section 16.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.14, such provision to the extent possible shall be interpreted or deemed amended so as to avoid such conflict.
14.15   Beneficiary Designation.   Each Participant under the Plan may from time-to-time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
14.16   Data Protection.
(a)   To the satisfaction and on the direction of the Committee, all operations of the Plan shall include or be supported by appropriate agreements, notifications and arrangements in respect of Personal Data and its use and processing under the Plan, in order to secure: (a) the reasonable freedom of the Company and its Affiliates to operate the Plan and for connected purposes; and (b) compliance with the
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data protection requirements applicable from time to time, including under the Data Protection Legislation and the policies and practices of the Company and its Affiliates. A Participant shall be made aware of applicable provisions in respect of Personal Data made and any related information or disclosure, as may be required or appropriate. As necessary, this shall be accomplished by way of data privacy notice or an alternative form approved by the Committee, or by such other communications and measures as may be decided, if necessary, with the agreement of any independent joint data controller that will be party to those communications and measures.
(b)   For purposes of the foregoing: (i) “Data Protection Legislation” means any law, statute, declaration, decree, directive, legislative enactment, order, ordinance, regulation, rule or other binding provision or restriction (as amended, consolidated or re-enacted from time to time) in any jurisdiction which relates to the protection of individuals with regards to the processing of personal data, including but not limited to (as applicable) Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016 and any code of practice or guidance published by the UK Information Commissioner’s Office (or any successor body) from time to time; and (ii) “Personal Data” has the meaning set out in the applicable Data Protection Legislation.
14.17   Expenses.   The costs of administering the Plan shall be paid by the Company.
14.18   Severability.   If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
14.19   Plan Headings.   The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions of this Plan.
14.20   Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments, and adjustments, and to enter into non-uniform and selective Award Agreements.
14.21   Choice of Law.   The law of the State of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state’s conflict of law rules.
15.   Awards to Non-U.S. Employee, Non-Employee Directors, or Consultants.   To comply with the laws in countries other than the United States in which the Company or any of its subsidiaries or affiliates operates or has employees, Non-Employee Directors or consultants, the Committee, in its sole discretion, shall have the power and authority to:
15.1   Determine which subsidiaries or affiliates shall be covered by the Plan;
15.2   Determine which employees, Non-Employee Directors or consultants outside the United States are eligible to participate in the Plan;
15.3   Modify the terms and conditions of any Award granted to Employees, Non-Employee Directors, or consultants outside the United States to comply with applicable foreign laws;
15.4   Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and
15.5   Establish subplans and modify terms and procedures, to the extent such actions may be necessary or advisable.
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16.   Definitions.
“Affiliate” means any corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including a Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 6 of the Plan.
“Cause” means:
(a)   the definition of “cause” or similar term used in the employment or service agreement between the Company or Affiliate and Participant; or
(b)   if (a) above does not apply, the definition set forth in the applicable Award Agreement; or
(c)   if neither (a) nor (b) above applies, then (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a)   the definition of “change of control” or similar term used in the employment or service agreement between the Company or Affiliate and Participant or any “change in control policy” adopted by the Committee;
(b)   if (a) above does not apply, the definition set forth in the applicable Award Agreement; or
(c)   if neither (a) nor (b) applies, then:
(A)   Any Person becomes the Beneficial Owner, directly or indirectly, of more than thirty-five percent (35%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition of voting securities of the Company directly from the Company, including without limitation, a public offering of securities or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting
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Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its Subsidiaries.
(B)   During any period of two consecutive years, individuals who constitute the Board as of the beginning of such period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose election to the Board, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Incumbent Directors (including directors whose election or nomination was previously so approved), shall be considered as though such individual were a member of the Board as of the beginning of such two-year period, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of any members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.
(C)   Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.
Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation”, “Change of Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to the Code shall be deemed to include a reference to any applicable regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Company, or any other committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 9.
“Common Stock” means the Class A Common Stock, par value $0.01, of the Company, or such other substituted securities of the Company as may be designated by the Committee from time to time.
“Company” means AMC Entertainment Holdings, Inc., a Delaware corporation, and any successor.
“Consultant” means any person who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have
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terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Code Section 409A, this sentence shall only be given effect to the extent consistent with Code Section 409A. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any approved leave of absence, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or Affiliate that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 5.1(b).
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Effective Date” shall mean the date as of which this Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of a Stock Option.
“Fair Market Value” as of any date means: (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination; or (ii) if the Common Stock is not then listed on an established stock exchange or a national market system, the average of the highest reported bid and lowest reported asked prices for a share of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of the Common Stock in such market. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith in a manner consistent with Code Section 409A by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 4.
“Good Reason” means:
(a)   the definition of “good reason” or similar term used in the employment or service agreement between the Company or Affiliate and Participant or any policy adopted by the Committee;
(b)   if (a) above does not apply, the definition set forth in the applicable Award Agreement; or
(c)   if neither (a) nor (b) applies, then:
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(A)   If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained in such agreement; or
(B)   If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than 50 miles.
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Optionee” means a person to whom a Stock Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Other Equity-Based Award”means an Award that is not a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 6 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock. Other Equity-Based Awards include, but are not limited to, phantom equity and immediately vested bonus shares.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, with respect to a Restricted Award or Cash Award, the business criteria or other performance measures determined by the Committee in its discretion that must be satisfied as a condition of determining a Participant’s right to payment or settlement of such Award.
“Permitted Transferee” means: (a) a member of the Optionee’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this AMC Entertainment Holdings, Inc. 2024 Equity Incentive Plan, as amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 4.
“Restricted Award” means an Award of Restricted Stock or Restricted Stock Unit granted pursuant to Section 5.
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“Restricted Period” has the meaning set forth in Section 5.
“Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time).
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 4 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 3.3.
“Stock Option” means an option to acquire Common Stock that by its terms does not qualify or is not intended to qualify as an incentive stock option under Code Section 422.
“Substitute Award” has the meaning set forth in Section 2.5.
“Total Share Reserve” has the meaning set forth in Section 2.1.
*******
As adopted by the Board of Directors of AMC Entertainment Holdings, Inc. effective February 22, 2024.
As approved by the shareholders of AMC Entertainment Holdings, Inc. on       , 2024.
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C123456789 000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000001 MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card. Votes submitted electronically must bereceived by 11:59 p.m., Eastern Time,on June 4, 2024 OnlineGo to www.envisionreports.com/AMC orscan the QR code — login details arelocated in the shaded bar below. PhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/AMC Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. Annual Meeting Proxy Card1234 5678 9012 345qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proposals — The Board recommends a vote FOR Proposal 1, FOR each Director Nominee in Proposal 2(a) or 2(b), and FOR Proposals 3, 4,A 5, 6, 7, 8 and 9. 1. Proposal to amend the Company’s Third Amended and Restated Certificate of Incorporation to declassify the Board of Directors, shorten all existingterms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation. For Against Abstain 2(a). If Proposal No. 1 is approved, Election of Directors for terms expiring at the 2025 Annual Meeting. For Withhold For Withhold 01 – Mr. Adam M. Aron 01 – Mr. Adam M. Aron 02 – Ms. Denise M. ClarkFor Withhold For Withhold03 – Ms. Sonia Jain 04 – Mr. Howard W. “Hawk” Koch, Jr. 05 – Mr. Philip Lader 06 – Mr. Gary F. Locke 07 – Ms. Kathleen M. Pawlus10 – Mr. Adam J. Sussman08 – Ms. Keri S. Putnam 09 – Dr. Anthony J. Saich 2(b). If Proposal No. 1 is not approved, Election of Directors for terms expiring at the 2027 Annual Meeting. 01 – Mr. Philip Lader 02 – Mr. Gary F. LockeFor Withhold For Withhold03 – Mr. Adam J. SussmanFor Withhold 3. Proposal to amend the Company’s Third Amended andRestated Certificate of Incorporation to eliminate theprohibition against stockholders acting by written consent. For Against Abstain 4. Proposal to amend the Company’s Third Amended and RestatedCertificate of Incorporation to remove the limitation onstockholders’ ability to call special meetings For Against Abstain C 1234567890J N T1 U P X6 1 0 8 5 2 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

2024 Annual Meeting Admission Ticket2024 Annual Meeting of AMC Entertainment Holdings, Inc. StockholdersWednesday, June 5, 2024, 1:00 p.m. Central TimeAMC Theatre Support Center, located atOne AMC Way, 11500 Ash Street, Leawood, Kansas 66211Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 5, 2024:You can view the 2023 Annual Report to Stockholders and the 2024 Proxy Statement on the Internet at: www.envisionreports.com/amc without charge. Proxy — AMC Entertainment Holdings, Inc. 2024 Annual Meeting of StockholdersAMC Theatre Support Center, located atOne AMC Way, 11500 Ash Street, Leawood, Kansas 66211Proxy Solicited by Board of Directors for Annual Meeting — June 5, 2024Kevin Connor, Sean Goodman, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which theundersigned would possess if personally present, at the Annual Meeting of Stockholders of AMC Entertainment Holdings, Inc. to be held on June 5, 2024 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR Proposal 1, FOR each Director Nominee in Proposal2(a) or 2(b), and FOR Proposals 3, 4, 5, 6, 7, 8 and 9.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side and below.) Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/AMC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. For Against AbstainFor Against Abstain 5. Proposal to amend the Company’s Third Amended andRestated Certificate of Incorporation to expand theexculpation provision to limit the liability of certain officers.6. Proposal to ratify the appointment of Ernst & Young LLP as theCompany’s independent registered public accounting firm for2024. 7. Say on Pay – An advisory vote to approve the compensationof named executive officers.For Against Abstain8. Proposal to approve the AMC Entertainment Holdings, Inc.2024 Equity Incentive Plan. For Against Abstain 9. Proposal to approve one or more adjournments of theAnnual Meeting, if necessary, to permit further solicitationof proxies if there are insufficient votes to adopt theforegoing proposals. For Against Abstain BAuthorized Signatures — This section must be completed for your vote to be counted. Date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.C Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.